UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LEAFLY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

ANNUAL MEETING

Wednesday, May 28, 2025 9:00 a.m. Pacific Time

Online Meeting Only – No Physical Meeting Location

LEAFLY HOLDINGS, INC.

600 1st Ave, Suite 330, PMB 88154

Seattle, WA 98104-2205

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to participate in the 2025 Annual Meeting of stockholders (the “Annual Meeting”) of Leafly Holdings, Inc. (“Leafly” or the “Company”), to be held on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time.

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting http://www.virtualshareholdermeeting.com/LFLY2025 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.

On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in Leafly.

Sincerely,

/s/ Yoko Miyashita

Yoko Miyashita

Chief Executive Officer

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LEAFLY HOLDINGS, INC.

600 1st Ave, Suite 330, PMB 88154

Seattle, WA 98104-2205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2025

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Leafly Holdings, Inc., a Delaware corporation (“Leafly” or the “Company”), will be held virtually, via a live webcast by visiting http://www.virtualshareholdermeeting.com/LFLY2025 at 9:00 a.m. Pacific Time, on May 28, 2025 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials. The Company recommends that you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will be asked to:

1.
Elect one director to serve as Class I director for a term of three years, until the annual meeting of stockholders to be held in 2028 (or until such time as her respective successor is elected and qualified);
2.
Approve, on an advisory basis, a potential amendment to the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to change the Company’s name to Leafly.com Holdings, Inc.;
3.
Approve of an amendment to the Company's Certificate of Incorporation to effect (i) a reverse stock split of the outstanding shares of the Company's common stock by a ratio range of 1 for 200 to 1 for 500, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion, and (ii) a reduction in the authorized stock of the Company (the “Amendment”);
4.
Approve one or more adjournments of the Annual Meeting, on an advisory basis, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 3; and
5.
Such other business as may properly come before the Annual Meeting.

Upon its effectiveness, the Amendment would result in (i) holdings prior to such split of fewer than the number of shares of common stock set in the ratio being converted into a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached proxy statement (the “Transaction”), and (ii) the Company having fewer than 300 stockholders of record of the common stock, allowing the Company to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and avoid the costs and time commitment associated with being a public reporting company. A copy of the Amendment is attached as Annex A to the accompanying Proxy Statement.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF SUCH TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT OR THE RELATED SCHEDULE 13E-3 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IF GIVEN OR MADE, YOU SHOULD NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY LEAFLY. ALL SHAREHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY BEFORE MAKING ANY DECISION IN RESPECT OF OUR COMMON STOCK.

Leafly may not consummate the reverse stock split described in this Proxy Statement until 20 days after the date on which it first mails this Proxy Statement to shareholders.

Our board of directors (the “Board”) has fixed the close of business on April 2, 2025 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at http://www.virtualshareholdermeeting.com/LFLY2025. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025.

YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.

Stockholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Annual Meeting or at http://www.virtualshareholdermeeting.com/LFLY2025 during the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON MAY 28, 2025. Our proxy materials, including the Proxy Statement and Annual Report, are available at the following websites: https://investor.leafly.com and http://www.virtualshareholdermeeting.com/LFLY2025.

By Order of the Board,

/s/ Yoko Miyashita

Yoko Miyashita

Chief Executive Officer and Secretary

Forward-Looking Statements

This Proxy Statement contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this Proxy Statement regarding our future financial performance, strategy, operations, operating results, financial position, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Words, and variations of words, such as “may,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “will,” “could,” “should,” “would,” “predict,” “potential,” “can,” “designed,” “seek,” “strive,” “opportunities,” and “continue” and similar expressions are intended to identify our forward-looking statements. You should read statements that contain these words carefully because they:

•
discuss future expectations and plans; or
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contain projections of future results of operations or financial condition;
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contain estimations with respect to the costs and benefits associated with the Transaction; or
•
state other “forward-looking” information.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. These cautionary statements are being made pursuant to federal securities laws with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Except to the extent required by applicable laws and regulations, Leafly undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

There may be events in the future that Leafly is not able to predict accurately or over which it has no control. The sections in our Annual Report for the fiscal year ended December 31, 2024 entitled “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the other cautionary language discussed in this Proxy Statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Leafly in such forward-looking statements.

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PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

SUMMARY TERM SHEET

This summary term sheet highlights selected information from this Proxy Statement about the proposed Transaction. This summary term sheet may not contain all of the information that is important to you. For a more complete description of the Transaction, you should carefully read this Proxy Statement in its entirety. For your convenience, we have directed your attention to the location in this Proxy Statement where you can find a more complete discussion of each item listed below.

As used in this Proxy Statement, the term “Transaction” refers, collectively, to the Reverse Stock Split and subsequent purchase of fractional shares, each as discussed below.

The Transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will enable us to, terminate the registration of (or “deregister”) our common stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 15(d) of the Exchange Act. In connection with the Transaction, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

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Reverse Stock Split. We will effect a reverse stock split of our common stock by a ratio range of 1 for 200 to 1 for 500, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion. The ratio determined by the Company’s Board of Directors will be referred to herein as the “Reverse Stock Split Ratio” and the denominator of the Reverse Stock Split Ratio (i.e. the number between 200 and 500) will be referred to herein as the “Ratio Number”. As of the effective date of the reverse stock split, the Ratio Number of our common stock outstanding will be converted into one whole share of common stock and, in lieu of issuing any fractional shares to shareholders, we will make a cash payment equal to $0.28 (the “Cash-Out Price”) per pre-reverse stock split share that would otherwise result in a fractional share (the “Reverse Stock Split”). Accordingly, shareholders owning fewer than the Ratio Number of pre-Reverse Stock Split shares (“Discontinued Shareholders”), will have no further interest in Leafly, will no longer be shareholders of Leafly and instead will be entitled to receive only the Cash-Out Price multiplied by the number of pre-Reverse Stock Split shares owned by them. The fractional shares purchased by Leafly will be cancelled and returned to the status of authorized but unissued shares. See “Special Factors — Material Terms” and “Special Factors — Structure of the Transaction” beginning on pages 24 and 34, respectively.
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Cash-Out Price. Under General Corporation Law of the State of Delaware (“DGCL”), the Cash-Out Price must be “the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined.” The Board of Directors, taking into such considerations as described in greater detail under “Fairness of Transaction” below, have determined that the fair value of the shares will be equal to Cash-Out Price. See “Special Factors — Material Terms”, “Special Factors — Structure of the Transaction” and “Special Factors — Fairness of the Transaction”, beginning on pages 24, 34 and 29, respectively.
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Decrease in Authorized Shares. Under the Amendment as proposed, the Company’s authorized shares of common stock would be reduced from 200,000,000 to 5,000,000 shares of authorized common stock, and the Company’s authorized shares of preferred stock would be reduced from 5,000,000 to 1,000,000. This reduction is designed to reduce certain of our costs, especially with respect to the Delaware franchise taxes. See “Special Factors - Reasons for the Reduction in the Authorized Number of Shares of Common Stock and Preferred Stock”, beginning on page 29.
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Purpose of the Transaction. The primary purpose of the Transaction is to reduce the number of record holders of our common stock to fewer than 300, thereby allowing us to “go private.” We would do so by filing a Certificate of Termination of Registration (SEC Form 15) with the SEC under the Exchange Act as soon as possible after consummation of the Transaction so that we would no longer be required to file annual, quarterly or current reports or comply with the SEC’s proxy rules. See “Special Factors — Purpose and Reasons for the Transaction” beginning on page 25.
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Shareholder Approval. Under the current DGCL, approval of the Amendment proposal requires the approval of holders of a majority of the outstanding voting power of the Company entitled to vote thereon, which in this case will mean the common stock and the Series A Preferred Stock voting together as a single class. The Series A Preferred Stock (“Series A Preferred Stock” or “Series A Preferred”) was issued to address the increasing challenge faced by many corporations in obtaining stockholder approval by a majority of outstanding shares for a modifications to a certificate of incorporation like the Amendment, given that many outstanding shares of public companies are held by brokers and other record holders in “street name” and was issued solely for purposes of assisting the Company in obtaining the majority of outstanding vote requirement needed to approve the Amendment. See “Special Factors — Fairness of the Transaction” and “Other Matters Related to the Transaction — Shareholder Approval Required” beginning on pages 29 and 37, respectively.
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Fairness of the Transaction. Our Board has reviewed the Transaction and has unanimously determined that the Transaction is in the best interests of Leafly and is substantively and procedurally fair to the shareholders of Leafly, including Discontinued Shareholders, who will be cashed-out as a result of the Transaction, and Continuing Shareholders who will continue to hold our common stock after the Transaction. In connection with its review, our Board did not retain any financial advisors or receive any report, opinion or appraisal from an outside party as to the value of our common stock or the fairness of the Transaction to our shareholders. See “Special Factors — Fairness of the Transaction” beginning on page 29.
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Effects of the Transaction. Following the completion of the Transaction, each Continuing Shareholder, including affiliates and members of management owning our common stock, will own a larger percentage of our outstanding common stock than such shareholder held prior to the Transaction. We currently have no intention to change our business operations as a result of the Transaction, or to engage in any extraordinary transactions, such as a merger or sale of assets as a result of the Transaction. However, we are continuing to explore raising capital to help pay down our debt and/or provide us with growth capital.

Upon completion of the Transaction, our common stock may or may not be quoted on the OTC Pink Open Market, which could further reduce the liquidity of our common stock. See “Special Factors — Effects of the Transaction” and “Leafly Information — Security and Voting Ownership of Certain Beneficial Owners and Management” beginning on pages 26 and 77, respectively.

For information relating to the effects of the Transaction on our Series A Preferred, see “Leafly Information — Company Securities” beginning on page 42.
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Timing of the Transaction. Assuming the Reverse Stock Split is approved at our Annual Meeting, the effective date of the Reverse Stock Split will be May 28, 2025 or such later date as determined by our Board. In general, Leafly may not consummate the Transaction until 20 days after the date on which it first mails this Proxy Statement to its shareholders. See “Special Factors — Effects of the Transaction” beginning on page 26.
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Source of Funds. The total amount of funds necessary to make cash payments to shareholders in connection with the Transaction and for related expenses is estimated to be approximately $125,000. The funds for the Transaction will come from our currently available cash. See “Other Matters Related to the Transaction — Source and Amounts of Funds” beginning on page 40.
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Tax Consequences. A shareholder who receives a cash payment for a fractional share of our common stock as a result of the Transaction and who does not continue to hold our shares directly or indirectly immediately following the Transaction generally will recognize capital gain or loss for federal income tax purposes (so long as the shareholder holds our common stock as a capital asset) equal to the difference between the cash received for our common stock and the aggregate adjusted tax basis in such common stock. The specific federal income tax consequences to a shareholder will depend on the particular circumstances of such shareholder. See “Other Matters Related to the Transaction — Material U.S. Federal Income Tax Consequences” beginning on page 37. You are urged to consult with your own tax advisor regarding the tax consequences of the Transaction in light of your own particular circumstances.
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Payment and Exchange of Shares. As soon as practicable after the Transaction, we will cause to be sent to each shareholder owning fewer than the Ratio Number of pre-Reverse Stock Split shares an instruction letter describing the procedure for surrendering stock certificates in exchange for the cash payment. Upon receipt of properly completed documentation and stock certificates, each Discontinued Shareholder will be entitled to receive the cash payment, without interest, from the exchange agent. See “Special Factors — Structure of the Transaction — Exchange of Share Certificates for Cash Payment for Discontinued Stockholders” beginning on page 35. As soon as practicable after the effective date, Continuing Shareholders will be sent a letter of transmittal explaining how they can exchange their certificates representing the number of common stock they held prior to the Transaction for new share certificates representing the number of whole common stock they hold after the Transaction. To extent a Continuing Stockholder holds fractional shares immediately after the Forward Stock Split, that Continuing Stockholder will be entitled to receive a cash payment for those fractional shares from the exchange agent at the Cash-Out Price. See “Special Factors — Structure of the Transaction — Exchange of Share Certificates of Continuing Shareholders; Post-Forward Split Fractional Share Purchase” beginning on pages 34.
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No Appraisal or Dissenters’ Rights. No appraisal or dissenters’ rights are available to our shareholders who dissent from the Transaction under Delaware law, our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) or our Amended and Restated Bylaws, as amended (“Bylaws”). See “Other Matters Related to the Transaction — No Appraisal or Dissenters’ Rights” beginning on page 37.
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Reservation. Our Board retains the right to abandon, postpone or modify the Transaction and the subsequent deregistration of our common stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder if it determines that it is not in the best interest of Leafly and our shareholders. See “Special Factors — Reservation” beginning on page 36.

LEAFLY HOLDINGS, INC.

600 1st Ave, Suite 330, PMB 88154

Seattle, WA 98104-2205

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 25, 2024

INFORMATION ABOUT THE ANNUAL MEETING

Purpose, Date, and Time

This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board”) of Leafly Holdings, Inc. (“Leafly,” the “Company,” “we,” “us,” or “our”) for use at the 2025 annual meeting of stockholders to be held virtually on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time at the following virtual meeting link http://www.virtualshareholdermeeting.com/LFLY2025 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 600 1st Ave, Suite 330, PMB 88154, Seattle, WA 98104-2205. This Proxy Statement will be mailed on or about April 21, 2025 to holders of record of our common stock, par value $0.0001 per share (“common stock”), as of the close of business on April 2, 2025 (the “Record Date”).

Record Date; Outstanding Shares; Shares Entitled to Vote

The Board has fixed the close of business on April 2, 2025 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 3,128,803 shares of common stock outstanding and entitled to vote and one share of Series A Preferred Stock entitled to vote, but the Series A Preferred Stock is only entitled to vote on Proposal No. 3 (Approval of Amendment/Transaction).

Holders of record of common stock on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. As discussed in greater detail below, the holders of record of each share of Series A Preferred Stock will be entitled to 100,000,000 votes per share, but only on Proposal No. 3 (Approval of Amendment/Transaction) and such votes must mirror the votes cast by the common stock

A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's corporate headquarters for the ten days preceding the Annual Meeting.

Stockholders of Record; Beneficial Owners

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Proposals 2 (Approval of Name Change) are deemed routine matters; Proposals 1 (Election of Directors), Proposal 3 (Approval of Amendment/Transaction) and Proposal 4 (Adjournment of Meeting) are deemed non-routine matters.

Virtual Stockholder Meeting

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.

Virtual Nature of the Annual Meeting

The Annual Meeting will be held “virtually” through a live audio webcast on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time. The meeting will only be conducted via an audio webcast. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Access to the Audio Webcast of the Annual Meeting

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at http://www.virtualshareholdermeeting.com/LFLY2025.

Log in Instructions

To participate in the virtual Annual Meeting, log in at http://www.virtualshareholdermeeting.com/LFLY2025. Stockholders will need their unique 16-digit control number which appears on the Notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit http://www.virtualshareholdermeeting.com/LFLY2025, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investor.leafly.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Voting shares prior to and at the virtual Annual Meeting

Stockholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Annual Meeting or at http://www.virtualshareholdermeeting.com/LFLY2025 during the virtual Annual Meeting.

Proposals to be voted on at the Annual Meeting

Leafly stockholders are being asked to vote on the following proposals at the Annual Meeting:

1.
To elect one director to serve as Class I director for a term of three years, until the annual meeting of stockholders to be held in 2028 (“Proposal No. 1”);
2.
Approve, on an advisory basis, a potential amendment to the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to change the Company’s name to Leafly.com Holdings, (“Proposal No. 2”);
3.
Approve of an amendment to the Company's Certificate of Incorporation to effect (i) a reverse stock split of the outstanding shares of the Company's common stock by a ratio range of 1 for 200 to 1 for 500, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion, and (ii) a reduction in the authorized stock of the Company (the “Amendment”) (“Proposal No. 3);
4.
Approve one or more adjournments of the Annual Meeting, on an advisory basis, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Transaction (“Proposal No. 4”); and
5.
Such other business as may properly come before the Annual Meeting.

Recommendation of the Board of Leafly

The Board unanimously recommends that Leafly’s stockholders vote “FOR” the nominee with respect to Proposal No. 1 and “FOR” Proposal Nos. 2, 3 and 4.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders representing a 33 1∕3% of the voting power of all outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if the holder of those shares attends the meeting using their unique 16-digit control number or by proxy if the holder properly voted by proxy in advance of the meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

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With respect to Proposal No. 1 (Election of Director), the director must be elected by the affirmative vote of a plurality of the votes cast with respect to the director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each director nominee. If you “WITHHOLD” authority to vote with respect to the director nominee, your vote will have no effect on the election of the director nominee. Broker non-votes will have no effect on the election of the director nominee.

Approval of Proposal No. 2 (Approval of Name Change) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. While generally amendments to the Certificate of Incorporation requires approval of a majority of the outstanding voting power of the Company entitled to vote thereon, as discussed in Proposal No. 3 below, DGCL Section 242 does not require shareholder approval for changes to the corporate name. Therefore, Proposal No. 2 is an advisory vote that will only require a majority of the votes cast. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. As described below, we do not expect there to be broker non-votes with respect to Proposal No. 2.

Approval of Proposal No. 3 (Approval of Amendment/Transaction) will require approval of holders of a majority of the outstanding voting power of the Company entitled to vote thereon, which in this case will mean the common stock and the Series A Preferred Stock voting together as a single class. Ms. Miyashita will cast the 100,000,000 votes represented by the share of Series A Preferred on Proposal No. 3 in a manner that mirrors the votes cast by holders of common stock on such proposal. Without the issuance of the share of Series A Preferred Stock, abstentions and any other non-votes would have had the same effect as a vote against Proposal No. 3. Following the issuance of the share of Series A Preferred Stock, abstentions and any other non-votes on Proposal No. 3 will still technically have the same effect as a vote against such proposal, but because the share of Series A Preferred has a high number of votes and will vote in a manner that mirrors votes actually cast by the holders of common stock (which does not include abstentions or any other non-votes), abstentions and any other non-votes will have no effect on the manner in which the Series A Preferred Stock votes are cast. The Series A Preferred Stock (“Series A Preferred Stock” or “Series A Preferred”) was issued to address the increasing challenge faced by many corporations in obtaining stockholder approval by a majority of outstanding shares for a modifications to a certificate of incorporation like the Amendment, given that many outstanding shares of public companies are held by brokers and other record holders in “street name” and was issued solely for purposes of assisting the Company in obtaining the majority of outstanding vote requirement needed to approve the Amendment. See “Special Factors — Fairness of the Transaction” and “Other Matters Related to the Transaction — Shareholder Approval Required” beginning on pages 29 and 37, respectively.

Approval of Proposal No. 4 (Approval of One or More Adjournments to the Annual Meeting) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the approval of this Proposal No. 4. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. Broker non-votes will have no effect on the approval of Proposal No. 4. However, this proposal is being submitted on an advisory basis. Regardless of whether this proposal is approved, pursuant to our Bylaws, the chairman of the meeting may also authorize the adjournment of the Annual Meeting in his discretion, to the extent permitted by applicable law.

Voting; Proxies; Revocation

Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 27, 2025 to be counted.
•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 27, 2025 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than May 27, 2025. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•
You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at http://www.virtualshareholdermeeting.com/LFLY2025 (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each director nominee named in Proposal No. 1;
•
FOR Proposal No. 2, approve, on an advisory basis, a potential amendment to the
Company’s Certificate of Incorporation to change the Company’s name to Leafly.com Holdings, Inc.;
•
FOR Proposal No. 3, the approval of the Amendment to effect the Reverse Stock Split and the Authorized Share Reduction;
•
FOR Proposal No. 4 the approval one or more adjournments of the Annual Meeting, on an advisory basis, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Transaction ; and
•
In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors), 3 (Approval of Amendment/Transaction) and 4 (Approval of One or More Adjournments to the Annual Meeting) are non-routine matters, while Proposal No. 2 (Approval of Name Change), is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposals No. 1, 3 and 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2.

A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Leafly Holdings, Inc., 600 1st Ave, Suite 330, PMB 88154 Seattle, WA 98104 Attention: Kathleen Mullaney, Assistant Secretary or via email to kathleen.mullaney@leafly.com. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Approval of
Name Change), or Proposal No. 4 (Approval of One or More Adjournments to the Annual Meeting), or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As discussed above, abstentions and broker non-votes will have a limited impact on the voting results with respect to Proposal No. 3 (Approval of Amendment/Transaction) because of the impact of the Series A Preferred Stock.

Proxy Solicitation Costs

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the expense of soliciting proxies and have hired Sodali & Co., 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the proxy solicitation process. We will pay Sodali & Co. a fee of $10,000, plus expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.

The Annual Meeting may be adjourned by the Chairman of the Board, to the extent permitted by applicable law and our governing documents, or by the affirmative vote of a majority of the shares of our common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. In the case that a quorum is not present at the Annual Meeting, or in the case that a quorum is present at the Annual Meeting but there are not sufficient votes at the time of the Annual Meeting to adopt Proposal No. 3 (Approval of Amendment/Transaction), then the chairman of the Special Meeting has the power to adjourn the Special Meeting, or, alternatively, stockholders may be asked to vote, on an advisory basis, on a proposal to adjourn the Annual Meeting in order to permit the further solicitation of proxies.

Inspector of Elections

Broadridge Financial Solutions, Inc. (“Broadridge”) tabulates the votes at the Annual Meeting, and a Representative of Broadridge will serve as the independent inspector of election.

Receipt of More Than One Set of Voting Materials

Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will mail one set of proxy materials, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Leafly Holdings, Inc.

Attention: Kathleen Mullaney
Assistant Secretary
600 1st Ave, Suite 330, PMB 88154

Seattle, WA 98104-2205
Email: kathleen.mullaney@leafly.com

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTOR

As of April 1, 2025, our Board was composed of four members, classified into three classes and with standing Board committee composition as set forth in the table below. Alan Pickerill, former Chairman of the Board, resigned effective after the Board meeting held on April 1, 2025, which approved the proposals set forth herein.

Name	Class	Current Term Expires	Age	Positions Held	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Directors and Executive Officers:
Yoko Miyashita	I	2025	50	Chief Executive Officer, Director	—	—	—
Suresh Krishnaswamy	—	—	56	Chief Financial Officer	—	—	—
Peter Lee	II	2026	48	President and Chief Operating Officer, Director	—	*	*
Non-Employee Directors:
Jeffrey Monat	III	2027	46	Director, Chair	Chair	Member	Chair
Andres Nannetti	III	2027	48	Director	Member	Chair	Member

* Mr. Lee served on the Nominating and Corporate Governance Committee and the Compensation Committee in 2024, prior to his appointment as President and Chief Operating Officer.

The terms of office of our Class I director, Yoko Miyashita, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class I director, Yoko Miyashita, for election at the Annual Meeting, to serve for a term of three years expiring at our 2028 annual meeting of stockholders (or until such time as her respective successor is elected and qualified). Yoko Miyashita is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of Ms. Miyashita or the refusal or inability of any nominee to serve as a director, proxies cast for Ms. Miyashita may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.

There are no family relationships between any of our directors, nominees, or executive officers. There also are no arrangements or understandings between any director, nominee, or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Vote Required for Approval

Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.

Recommendation of the Board of Leafly

LEAFLY’S BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR”THE CLASS I DIRECTOR NOMINEE LISTED BELOW.

Nominee For Election at the Annual Meeting

Information regarding our director nominee, including her qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude the nominee should serve as a director, is provided below.

Yoko Miyashita. Ms. Miyashita serves as the Chief Executive Officer of the Company and as a member of the Company’s Board. Ms. Miyashita was appointed as the Chief Executive Officer of Leafly LLC, (formerly known as Leafly Holdings, Inc.) (“Legacy Leafly”) in August 2020, after serving as Legacy Leafly's General Counsel since May 2019. Ms. Miyashita previously served as a director of Legacy Leafly from 2020 to 2022 and was appointed as a director of our Board on February 4, 2022. Previously, Ms. Miyashita served in several roles, including as SVP and General Counsel, at Getty Images from July 2005 to April 2019. Prior to joining Getty Images, she practiced law with Perkins Coie LLP from November 2001 to June 2005 in Seattle, Washington. Ms. Miyashita has spent her career serving mission-driven companies navigating complex global legal and regulatory environments in order to bring meaningful and compelling products to market. She holds a J.D. from the University of Washington School of Law and a B.A. from the University of California, Berkeley.

We believe Ms. Miyashita’s long-term vision for the Company and operational and historical expertise gained from serving as our Chief Executive Officer qualifies her to serve as a director on our Board.

Continuing Directors

Peter Lee. Mr. Lee has served as President and Chief Operating Officer of the Company since May 1, 2024 and has served as a member of the Board since February 4, 2022. Mr. Lee served as Merida’s President from August 2019 until February 4, 2022, and Merida’s Chief Financial Officer, Secretary and a member of Merida’s board of directors from September 2019 until February 4, 2022. Mr. Lee has spent more than 20 years as an investment professional in both public markets and private equity. Since April 2018, Mr. Lee has been an independent investor and consultant. From 2011 to April 2018, he co-founded and was a Managing Partner at Sentinel Rock Capital, LLC, a long/short equity oriented hedge fund. Prior to this, from 2009 to 2011, he was an Analyst and a Partner at Spring Point Capital, a long/short equity oriented hedge fund. From 2007 to 2009, he was the sector head for financial services and retail industries at Blackstone Kailix, the long/short equity hedge fund business of The Blackstone Group. From 2005 to 2007, he was an analyst at Tiger Management evaluating public investments. Mr. Lee joined Tiger Management after receiving his MBA. Earlier, Mr. Lee focused on growth private equity investing in financial services and financial technology companies as a senior associate at J.H Whitney & Company from 2000 to 2002 and an associate at Capital Z Partners from 1999 to 2000. Mr. Lee began his career in 1997 as an analyst at Morgan Stanley Capital Partners, the private equity investment fund of Morgan Stanley. Mr. Lee received a B.S. in Business Administration from the University of California at Berkeley Haas School of Business and an MBA from Stanford Graduate School of Business.

We believe Mr. Lee is well-qualified to serve as a director on our Board due to his business experience, including his consulting experience and business contacts and relationships.

Jeffrey Monat. Mr. Monat was appointed to the Board on March 25, 2024. Mr. Monat has served as a Senior Partner at Merida Capital Holdings, a private equity firm, since 2018. Mr. Monat brings over 20 years of experience as an institutional investor including roles in investment analysis, M&A transactions, financial valuation, and corporate governance issues, and has been an investor in cannabis companies since 2013. Since January 2022, Mr. Monat has served as an independent director at Lowell Farms Inc. From August 2019 to February 2022, Mr. Monat served as a member of the board of directors at Merida Merger Corp. I (“Merida”). From 2016 to 2018, Mr. Monat served as a Senior Analyst at Sage Rock Capital, an event-driven hedge fund based in New York. Prior to this, from 2012 to 2016, he served as a Senior Analyst at Seven Locks Capital, a long/short equity hedge fund. From 2010 to 2012, Mr. Monat was with FrontPoint Rockbay, an event-driven hedge fund in New York. From 2003 to 2010, Mr. Monat was an Investment Analyst at Rockbay Capital. Prior to this, he was with Goldman Sachs, where he advised clients on M&A transactions, financial valuation, and corporate governance from 2000 to 2002 and worked in the Goldman Sachs Principal Strategies Group from 2002 to 2003. Mr. Monat currently serves as Treasurer and Trustee of the Friends Grow Friends Foundation, Inc., an after-school program that helps children with special needs improve their social skills. Mr. Monat received a B.S. in Economics from The Wharton School of the University of Pennsylvania.

We believe Mr. Monat is well-qualified to serve as a director on our Board. due to his business experience and experience in the cannabis industry.

Andres Nannetti. Mr. Nannetti was appointed to the Board on March 25, 2024. Since September 2005, Mr. Nannetti has served as Managing Director of Leawood Investments, an investment management firm whose investments include real estate and land development, public infrastructure services, cannabis cultivation and manufacturing of derivative products, fresh cut flower growing, and agricultural companies in Colombia. Mr. Nannetti brings over 25 years of domestic and international business leadership and experience as both an executive officer of companies and a private equity principal investor. Mr. Nannetti served as a member of the board of directors at Merida from September 2019 to February 2022. From August 2018 to April 2022, Mr. Nannetti served as Executive Chairman of NatuEra Sarl, a Luxembourg-based global cannabis contract development and manufacturing organization with operations in Colombia. From 1999 to 2002, Mr. Nannetti co-founded and was the Chief Executive Officer at Rovia Inc., a Boston-based digital rights management software provider acquired by Enchoice. Mr. Nannetti began his career in 1998 at JP Morgan in the Latin America M&A and Morgan Capital Private Equity Groups. Mr. Nannetti received a B.S. in Economics from the Massachusetts Institute of Technology and an MBA from the Stanford Graduate School of Business.

We believe Mr. Nannetti is well-qualified to serve as a director on our Board due to his business experience, including his experience in private equity investment, operational experience, and experience in the cannabis industry.

Director Independence

An “independent director” is generally defined under applicable Nasdaq rules as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. While our securities were delisted from Nasdaq effective January 17, 2025, we have continued to apply the same independence standards to our directors. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act to be considered independent for purposes of serving on the Audit Committee.

Our Board currently consists of four directors: Ms. Miyashita, the Company’s Chief Executive Officer and Secretary, Mr. Lee, the Company’s President and Chief Operating Officer, and Messrs. Monat and Nannetti. The Board has determined that half of our Board of Directors, Mr. Monat and Mr. Nannetti, were “independent” as generally defined under Nasdaq rules, and under Rule 10A-3 of the Exchange Act. Mr. Pickerill, who resigned from the Board effective April 1, 2025, had also previously be considered “independent” by these standards.

PROPOSAL NO. 2 — CHANGE OF THE COMPANY’S NAME TO LEAFLY.COM HOLDINGS, INC.

The Board of Directors has approved, and is recommending that the shareholders approve, an amendment to the Company’s Certificate of Incorporation to change its name from Leafly Holdings, Inc. to Leafly.com Holdings, Inc. The Board of Directors believes that the name change will better reflect the Company’s business focus on the online space and its internet marketing platform. The name change will not have any effect on the rights of the Company’s existing shareholders.

If the proposed amendment is approved, Article I of the Company’s Articles of Incorporation will be amended to read as follows:

“ARTICLE I
The name of this Corporation shall be Leafly.com Holdings, Inc. (the “Corporation”).“

The Company’s common stock is currently traded on the OTC Pink Open Markets under the symbol “LFLY.” If the amendment is approved and the name change becomes effective, the Company’s common stock will continue to be traded on the OTC Pink Open
Markets and the symbol will remain unchanged.

If approved by the shareholders, unless otherwise determined by the Board of Directors as discussed below, the proposed amendment will become effective upon the filing of certificate of amendment of the Company’s Certificate of Incorporation with the
Delaware Secretary of State. Upon effectiveness, the name of the Company will also be updated in the Company’s Bylaws and other governance related documents, as well as the Company’s equity incentive plan.

If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will shareholders be required to exchange outstanding stock certificates for new stock certificates as a result of the name change. After the name change, all newly issued and transferred shares will be held in direct registration accounts and, together with uncertificated shares currently held in direct registration accounts, will bear the name “Leafly.com Holdings, Inc.” Similarly, the rights of any warrant holders will remain unchanged.

If the name change is not approved, the Board of Directors has determined that the proposed amendment to the Company’s
Certificate of Incorporation will not be made and the corporate name of the Company will remain unchanged.

In making this recommendation, the Board of Directors is retaining the ability to, without further vote by the shareholders, delay or abandon the proposed name change at any time if the Board concludes that such action would be in the best interests of the
Company and its shareholders. The Board may make such determination based on the costs and resources such name change would require with respect to the Company’s operations, consistency with the Company’s branding decisions or any other reason. Consistent with such considerations of cost effectiveness, the Board of Directors decided to recommend the name change at this time to take benefit from the upcoming Annual Meeting. The implementation of the name change is not contingent upon the approval of any other proposal in this Proxy Statement, and no other proposal is contingent upon the approval of this Proposal No. 3.

Vote Required for Approval

DGCL Section 242 permits a Delaware corporation to change its corporate name without the approval of the corporation’s stockholders. Notwithstanding the foregoing, the Board of Directors has determined to submit the proposed name change to the shareholders in order to solicit valued shareholder feedback. Therefore, the approval of this proposal is on an advisory basis. As such, the affirmative vote of a majority of the votes cast by the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the amendment to the Certificate of Incorporation to change the Company’s name to Leafly.com Holdings, Inc.

Recommendation of the Board of Leafly

LEAFLY’S BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE CHANGE OF THE COMPANY’S NAME TO LEAFLY.COM HOLDINGS, INC.

PROPOSAL NO. 3 – AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On April 1, 2025, the Board of Directors voted unanimously to approve, adopt and declare advisable, and to recommend to our stockholders that they approve at this Annual Meeting, an amendment (the “Amendment”) to our Second Amended and Restated Certificate of Incorporation, as amended to effect a reverse stock split (the “Reverse Stock Split”) of our common stock issued and outstanding or held in treasury at a ratio of between 1 for 200 and 1 for 500 and, contemporaneously with the Reverse Stock Split, a reduction to the number of shares of authorized common stock from 200,000,000,000 to 5,000,000 and authorized preferred stock from 5,000,000 to 1,000,000 (the “Authorized Share Reduction”).

If approved by our stockholders at the Annual Meeting, at the discretion of the board of directors and as further described below, we would affect the Reverse Stock Split and the Authorized Share Reduction by causing the filing of the Amendment, a copy of which is attached as Annex A to this Proxy Statement, with the Delaware Secretary of State.

As described below, the Board of Directors, in its discretion, may also determine not to effect the Reverse Stock Split and the Authorized Share Reduction. We will not affect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. While we intend to effect the Amendment as soon as possible after the Annual Meeting, if the Board of Directors, in its discretion, determines not to effect the Amendment prior to the one-year anniversary of the date of this Annual Meeting (the “Anniversary Date”), the Amendment will be abandoned. If our stockholders approve the Amendment at this Annual Meeting, no further action on the part of stockholders will be required to either implement or abandon the Amendment.

If approved by our stockholders, this Proposal No. 3 (Approve of Amendment/Transaction) would permit, but would not require, the Board of Directors to effect a Reverse Stock Split of our common stock issued and outstanding or held in treasury by a ratio between 1 for 200 and 1 for 500, with the final ratio to be set in the discretion of the Board of Directors, without further stockholder approval, in the manner described herein (such final ratio, the “Reverse Stock Split Ratio”). If the Reverse Stock Split is effected, we would contemporaneously effect the Authorized Share Reduction. The par value per share of our common stock would remain unchanged at $0.0001. The following description of the Amendments is a summary and is subject to the full text of each of the proposed Amendment, a form of which is attached to this Proxy Statement as Annex A.

The Company is furnishing this Proxy Statement to its shareholders pursuant to and in accordance with the requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13e-3 under the Exchange Act, in connection with Leafly’s plan to effect a reverse stock split of our common stock, par value $0.0001 (“common stock”), with a view to reducing the number of record holders of our common stock to fewer than 300 and subsequently terminating the registration of our common stock under Section 12(g) of the Exchange Act and suspending our duty to file periodic reports and other information with the Securities and Exchange Commission (the “SEC”) under Section 15(d) of the Exchange Act, after which Leafly will no longer be subject to the public reporting obligations under federal securities laws, thereby “going private.”

Leafly may not consummate the reverse stock split described in this Proxy Statement until 20 days after the date on which it first mails this

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Following are some questions about the Transaction and the related transactions that may be raised by our shareholders, and answers to each of those questions. The answers to the questions below may not include all the information that is important to you. You are urged to read carefully the entire Proxy Statement.

Q: What are some of the advantages of the Transaction?

A: Our Board believes that the Transaction may have the following advantages, among others:

•
We will be able to terminate the registration of our common stock under the Exchange Act, which will eliminate the significant tangible and intangible costs of our being a registered, reporting company, with cost savings estimated to be between $1,800,000 and $2,000,000 before taxes annually.
•
Management will not have the burdens associated with being a registered, reporting company and will be able to devote more time to our operations.
•
Unaffiliated shareholders will have some ability to either buy or sell shares in order to determine whether to remain as shareholders or to be cashed out.
•
Shareholders holding less than the Ratio Number shares will be able to liquidate their position at a price determined by our Board to be the fair value of our common stock without paying any brokerage fees, commissions, or transaction costs, which may be significant in relation to or greater than the market value of such shareholders’ holdings.

See the information under the captions “Special Factors — Purpose and Reasons for the Transaction” in this Proxy Statement.

Q: What are some of the disadvantages of the Transaction?

A: Our Board believes that the Transaction may have the following disadvantages, among others:

•
Shareholders owning fewer than the Ratio Number share of common stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing following effectiveness of the Transaction. Instead, these shareholders will be cashed out, will no longer be shareholders of Leafly and will not have the opportunity to participate in or benefit from any future potential appreciation in our value.
•
Shareholders holding our common stock following the Transaction will no longer have readily available to them all of the information regarding our business operations and financial results that is currently available in our filings with the SEC.
•
The trading volume of our common stock may decline after the transaction and it may be more difficult for our shareholders to buy or sell our common stock. In particular, it will be more difficult for shareholders holding “restricted stock” or “control securities” to sell shares pursuant to Rule 144.
•
It will be more difficult for us to access the public capital markets to raise capital, and we will have reduced flexibility to use securities in attracting and retaining executives and other employees and decreased ability to use stock to acquire other companies.
•
Our shareholders will no longer have the protections provided by the liability provisions of the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) applicable to Leafly and our directors, officers and major shareholders, including the short-swing profit disgorgement provisions of Section 16(b) of the Exchange Act, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13 of the Exchange Act.
•
Our officers, directors and major shareholders will no longer be subject to the reporting obligations regarding their ownership of our common stock imposed by Section 16(a) of the Exchange Act and the Sarbanes-Oxley Act.
•
We will incur costs associated with the Transaction, which are expected to total between $300,000 and $450,000.
•
There is the potential for renewed applicability of public reporting requirements if continuing shareholders transfer stock in a manner that results in more than 300 record holders.

See the information under the caption “Special Factors — Effects of the Transaction — Potential Disadvantages of the Transaction to Shareholders” in this Proxy Statement.

Q: What are some of the factors that our Board considered in recommending approval of the Transaction?

A: In addition to the advantages and disadvantages described above, our Board considered numerous factors in recommending approval of the Transaction, including:

•
The fact that a large number of our shareholders hold, in aggregate, a small percentage of our outstanding common stock.
•
The fact that there has been only a limited and inconsistent public trading market for our common stock.
•
The fact that our smaller shareholders will have an opportunity to liquidate their holdings at a price of $0.28 per share pursuant to the Reverse Stock Split, approximately a 22% premium to the 30-day volume-weighted average price of our common stock as of April 10, 2025, without any brokerage fees, commissions or transaction costs.
•
Our Board believes that reducing the costs associated with being a public company is in the best interest of Leafly and its shareholders.

For a more comprehensive review of the factors considered by our Board, see the information under the caption “Special Factors” in this Proxy Statement.

Q: How did our Board determine the range for the Reverse Stock Split Ratio of 1 for 200 to 1 for 500? How will the Board determine the final Reverse Stock Split Ratio?

A: Our Board approved a range of ratios for the reverse split of 1 for 200 to 1 for 500, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion. The Board approved a range of ratios because the Board wanted the flexibility to choose a final ratio that would successfully reduce the number of shareholders of record to a number sufficiently below 300 that we would allow us to deregister pursuant to Section 12(g) of the Exchange Act and suspend our reporting obligations under Section 15(d) of the Exchange Act, as well as making it unlikely, in the future, to inadvertently increase our record holder base to 300 or more, and thus be required to once again file periodic reports and other information with the SEC. At the same time, the Board of Directors also is retaining the flexibility so that it can determine the ratio that can limit the cash resources expended in connection with the Transaction, while reducing the number of shareholder of record below the requisite threshold. If Proposal No. 3 is approved by our stockholders, the Board will make a determination as to the final Reverse Stock Split Ratio in light of the foregoing goal.

Q: What are the interests of our directors and executive officers in the Transaction?

A: As a result of the Transaction, we estimate that our directors and executive officers and their affiliated entities will increase their collective beneficial ownership of our common stock from approximately 6.8% to [ ]%, depending on the final Stock Split Ratio and will receive approximately $[ ] in cash as a result of fractional shares, assuming the highest possible split of 1 for 500 split. To the contrary, however, the Transaction will also make it more difficult for directors and executive officers to sell their shares pursuant to Rule 144 promulgated under the Securities Act of 1934, as amended (the “Securities Act”). See the information under the caption “Other Matters Related to the Transaction — Potential Conflicts of Interest” in this Proxy Statement.

Q: How will the Transaction affect the day-to-day operations of Leafly?

A: The Transaction will have very little effect on Leafly’s business and operations, except to reduce management time spent on compliance and disclosure matters attributable to our Exchange Act filings, and may therefore enable management to increase its focus on managing our business and growing shareholder value. See the information under the caption “Special Factors — Effects of the Transaction” in this Proxy Statement.

Q: Should I send in my stock certificates now, and how will payment for shares be effected?

A: When the Transaction becomes effective:

•
If you are a holder of at least a number of shares of common stock in excess of the Ratio Number, the number of common stock you hold will first be divided by Ratio Number in the Reverse Stock Split and you will receive a cash payment of the Cash-Out Price per pre-Reverse Stock Split share to cash out any fractional shares resulting from the Reverse Stock Split. For example, if the Ratio Number is set at 200, if you hold 210 common stock prior to the Reverse Split, you will hold 1 share of common stock after the Reverse Stock Split, and you will receive a cash payment of $2.80 for the 10 shares that would have resulted in a fractional share. You will not need to take any immediate action, including exchanging or returning any existing stock certificates, which will represent 1 common stock.
•
If if the Ratio Number is set at 200, and you are a holder of fewer than 200 common stock, you will receive a cash payment of the Cash-Out Price of $0.28 per pre-Reverse Stock Split share. As soon as practicable after the Transaction, you will be notified and asked to surrender your stock certificates. Upon receipt of a properly completed letter of transmittal and your stock certificates, you will receive your cash payment within approximately seven to ten business days.

See the information under the caption “Special Factors — Structure of the Transaction — Exchange of Share Certificates for Cash Payment for Discontinued Stockholders” in this Proxy Statement.

Q: What if I hold common stock in “street name”?

A: If you hold common stock in “street name,” then your broker, bank or other nominee is considered the shareholder of record with respect to those shares and not you. We intend to treat shareholders holding our common stock in street name through a nominee (such as a broker, bank or other nominee) in the same manner as shareholders whose shares are registered in their own name. Accordingly, if the Ratio Number is set at 200, and if you hold 200 or more common stock in street name you will remain a shareholder after consummation of the Transaction. On the other hand, if the Ratio Number is set at 200, and if you hold fewer than 200 common stock in street name it is intended that you receive cash for your shares. However, it is also possible that the bank, broker or other nominee also holds shares for other beneficial owners of our common stock and that it may hold more than the Ratio Number shares of common stock in such capacity in the aggregate. Therefore, depending upon your nominee’s procedures, your nominee may not be obligated to treat the Transaction as affecting its beneficial holders’ shares and you may not receive cash for your fractional interests. If you hold fewer than the Ratio Number of shares of common stock in street name, we encourage you to contact your bank, broker or other nominee directly as soon as possible so that arrangements can be made, if necessary, to register your holdings to ensure that you receive the cash payment of the Cash-Out Price per pre-Reverse Stock Split share. See the information under the caption “Special Factors — Effects of the Transaction” in this Proxy Statement.

While we are not aware of any fees or expenses that may be charged to “street name” holders by their brokers, banks or other nominees, we cannot guarantee that fees or expenses will not be charged to “street name” holders in connection with the Transaction.

Q: What if I hold a number of shares of common stock in through multiple brokerage or record accounts or a combination of brokerage and record accounts?

A: If you hold a total of shares of common stock divided up among multiple brokerage and/or record accounts, each with potentially fewer than the Ratio Number of shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary to avoid having your shares cashed out, to the extent you would like to retain your interest in Leafly. See the information under the caption “Special Factors — Effects of the Transaction” in this Proxy Statement.

Q: What information will I be able to get about Leafly if I continue to hold shares after the Transaction?

A: After the Transaction, we intend to provide the minimum amount of information required by Delaware law. We do not intend, but may in our discretion elect, to distribute press releases for material and other events. We will continue to hold shareholder meetings as required under Delaware law, our Certificate of Incorporation and our Bylaws, including annual meetings, or to take actions by written consent of our shareholders in lieu of meetings. See the information under the caption “Special Factors — Effects of the Transaction — Effects of the Transaction on Our Shareholders” in this Proxy Statement.

Q: What is the estimated maximum cost to cash out fractional shares?

A: Upon consummation of the Transaction, we estimate that a maximum of approximately $125,000 will be required to cash-out fractional shares as part of the Transaction. However, the amount actually paid in connection with the Transaction will depend on how many shares we are actually required to cash-out upon consummation of the Transaction and the Cash-Out Price ultimately determined. See the information under the caption “Other Matters Related to the Transaction — Source and Amounts of Funds” in this Proxy Statement.

Q: At what prices has our stock traded recently?

A: Effective January 17, 2025, Leafly common stock, par value $0.0001 per share, and warrants to purchase shares of Leafly common stock are currently traded on the OTC Pink Sheet Open Market and, between April 22, 2023 and January 17, 2025, on the Nasdaq Capital Market. From February 4, 2022 until April 21, 2023, Leafly common stock and warrants were traded on the Nasdaq Global Market, under the symbols LFLY and LFLYW, respectively. From November 7, 2019 until February 3, 2022, Leafly common stock and warrants traded on the Nasdaq Global Market under the trading symbols “MCMJ” and “MCMJW,” respectively.

On April 10, 2025 (the last trading date prior to the first public disclosure of the Transaction in this Preliminary Proxy Statement) the closing price of our common stock on OTC Pink Sheet Open Market was approximately $0.17. Following the initial filing of this Proxy Statement with the SEC on April 11, 2025, through April [ ], 2025, the closing price of our common stock has ranged between $[ ]and $[ ] per share. See the information under the caption “Leafly Information — Company Securities” in this Proxy Statement.

Q: Am I permitted to trade my stock prior to the Transaction?

A: Shareholders are not prohibited from or restricted in trading their shares prior to the Transaction. However, the price of our common stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the proposed Transaction. See the information under the caption “Special Factors — Effects of the Transaction” in this Proxy Statement.

Q: Will the Company effect the Reverse Stock Split without also effecting the Authorized Share Reduction? Or the Authorized Share Reduction without also effecting the Reverse Stock Split?

A: We will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa.

Q: Is the Transaction contingent upon approval of any other proposal? Like Proposal No. 2 (Approval of Name Change)?

A: Proposal No. 3 (Approval of Amendment/Transaction) is not contingent upon the approval of any other proposal. The determination by the Board of Directors and shareholders with respect to any other proposal, including Proposal No. 2 (Approval of
Name Change), is independent of any decision with respect to this Proposal No. 3 (Approval of Amendment/Transaction).

Q: Where can I find more information about Leafly?

A: We have filed certain information with the SEC. This information is available on the SEC’s website at www.sec.gov. See the information under the caption “Where You Can Find Additional Information” in this Proxy Statement. In addition, please see the information under the caption “Leafly Information.”

SPECIAL FACTORS

Background of the Transaction

On January 5, 2024, in connection with inbound interest from prospective strategic partners, our Board discussed the timing and logistics for potential transaction structures, financial models, assumptions and engagement of a financial advisor. The Board met again on January 19, 2024 to discuss the status of discussions with prospective strategic partners and further discussed the engagement of financial and legal advisors to aid their deliberations. The Board again, met on January 23, 2024 to take guidance from company counsel on their duties and obligations as directors and their duty of care in connection with any material transactions. The Board met again on January 26, 2024 to receive an update from Mr. Lee, a Company director and consultant at the time, on the status of discussions with prospective strategic partners.

On February 1, 9 and 16, 2024, Mr. Lee and Ms. Miyashita, the Company’s Chief Executive Officer and Director, provided an update to the Board on the status of discussions with prospective strategic partners and on the status of interviews with potential financial advisors. On February 23, 2024, the Board met again to discuss the importance of establishing a process prior to negotiating with counterparties and further discussed the sequencing of next steps required to establish such a process.

The Board met on March 8, 2024 to discuss the engagement of counsel in connection with establishing a strategic process. At a meeting of the Board on March 13, 2024, the Company’s General Counsel provided an update to the Board on the Company’s Nasdaq listing status, including an explanation of the compliance requirements to maintain its ongoing listing on the Nasdaq exchange. On March 22, 2024, the Company’s General Counsel updated the Board on the Company’s engagement of a legal advisor to advise it in connection with a strategic process, including to advise on matters related to the Company’s 2022 8.00% Convertible Senior Notes due 2025 (the “Notes”).

On April 9, 2024, the Company received a letter from the Nasdaq Staff (the “Notice”) notifying the Company that it no longer complied with Nasdaq's requirements for ongoing listing contained in Nasdaq Listing Rule 5550 for companies traded on the Nasdaq Capital Market. In April 2024, the Company also engaged in discussions with the holders of the Notes (The “debtholder”) with respect to potential modifications for the terms of the debt.

On April 16, 2024, Mr. Lee provided an update to the Board on the final financial advisor candidates, their fee proposals and scope of services. At the same meeting, the Board discussed potential for transactions with prospective strategic partners, as well as the status of discussions with the Company’s debtholder and determined to move forward with engaging a financial advisor to help with its deliberations. On April 29, 2024, Mr. Lee provided an additional update to the Board regarding ongoing discussions with the Company’s debtholder, including proposals by the debtholder with respect to restructuring the Notes. After considering the Company’s financial and strategic positioning and alternative opportunities, the Board determined not to accept the debtholder’s current proposal and agreed to retain PGP Capital Advisors LLP (“PGP”) and Benchmark Partners as the Company’s financial advisor. On May 10, 2024, the Board convened and met with the Company’s financial advisors, PGP and Benchmark.

On May 17, 2024, Ms. Miyashita provided the Board with an update regarding a non-binding acquisition proposal received from a potential third party strategic partner. The Board agreed that a response should be coordinated through the Company’s financial advisor, PGP. At a meeting on May 24, 2024, individuals from PGP provided the Board with a comprehensive overview of the proposed strategic process it would lead on behalf of the Company. The Company’s General Counsel also provided an update on the Company’s proposed compliance plan to come into compliance with Nasdaq’s ongoing listing requirements.

On June 21, 2024, individuals from PGP provided the Board with an update on the first phase of the strategic process, including outreach to potentially interested third parties. On June 28, 2024, PGP provided an update to the Board on the strategic process, including discussions with potential counterparties and the status of an investor presentation draft in development.

The Board met regularly throughout July and August to discuss the strategic process. On August 16, 2024, PGP provided an update to the Board on the status of the strategic process, including with respect to non-binding indications of interest received from prospective partners. On September 6, 2024, the Board discussed the potential timing and strategy for engaging with the Company’s debtholder to address the upcoming debt maturity in January 2025, and considered various restructuring options as an alternative to the ongoing strategic process. On September 13, 2024, Mr. Lee provided to the Board an update on his discussions with the Company’s debtholder and the Board again considered various restructuring options that may be available to it. On September 20, 2024, the Board met again to receive an update from PGP on its strategic process, as well as, discussing the potential to raise additional cash under the Company’s at-the-market offering. The Board again met on September 27, 2024 with its financial advisors and discussed potential terms with potential strategic partners and potential term sheet with the company’s debtholder.

On October 4, 2024, the Board met to discuss the status of discussions with prospective third parties, including the receipt of a non-binding indication of interest from a prospective partner. On October 11, 2024, the Board met with PGP to discuss the indication of interest received and the next steps to respond to such inquiry. On October 18, 2024, Ms. Miyashita relayed an update from PGP with respect to prospective financing and strategic partners. The Board also discussed the potential options, risks, benefits, strategies, barriers, costs and timing considerations in connection with a potential restructuring or extension of maturity of its debt. The Company’s General Counsel also provided an update to the Board on the potential to move to the OTC market if its appeal with the Nasdaq was unsuccessful and further provided an overview of the requirements to deregister as a reporting company with the SEC.

On November 1, 2024, the Board received guidance on its fiduciary duties in the case of insolvency. PGP also led a discussion of a term sheet received from a prospective strategic partner and the Board discussed an appropriate counterproposal. On November 15, 2024, management provided to the Board an update on discussions with the Company’s debtholder. PGP also provided an update on discussions with other prospective strategic partners. The Board also heard an update on the upcoming appeal hearing regarding the Company’s Nasdaq listing on December 5, 2024. On November 22, 2024, Mr. Lee provided to the Board an update on his discussions with the Company’s debtholder and on negotiations with the third party who had submitted an offer at the start of the month. The Board considered, among other things, the costs associated with a potential transaction, and discussed an appropriate counteroffer to the third party. In addition to the counteroffer, the Board discussed developing a term sheet to share with the debtholder that would provide for an amendment to existing debt terms and extension of the maturity date.

On December 6, 2024, Mr. Lee and Mr. Pickerill provided an update on their recent conversation with the Company’s debtholder. The Company’s General Counsel also presented an update on the Nasdaq hearing regarding the Company’s appeal that had occurred on December 5, 2024. On December 13, 2024, Mr. Lee provided an update on discussions with a prospective strategic partner and also shared the offer received from the Company’s debtholder, which included an offer to extend the debt maturity by 120 days. On December 16, 2024, the Board discussed the offer from the Company’s debtholder and considered the terms for a counteroffer, taking into consideration the impacts to Leafly’s business operations and employees. On the same day, the management team presented its first draft of its operating budget for 2025, including details regarding the potential cost-savings that would come from deregistering as a public company (“Go Dark”). The Board asked the management team to refine its 2025 financial projections, including a request to refine the cost estimates in the event of a Go Dark scenario for consideration at a follow-up meeting in January 2025.

Through December 2024, the Company continued discussions with the Company’s debtholder. On December 31, 2024, in connection with the Board’s consideration of financial covenants that the debtholder was requiring, the management provided projected financials, outlining expected expenses and savings occurring from a Go Dark effective date of March 30, 2025.

On January 3, 2025, the Board discussed ongoing negotiations with the Company’s debtholder, including the requested cash covenants and minimum levels of cash required to wind-down the Company in the event of a foreclosure. Ms. Miyashita also provided an update on the Nasdaq hearing panel’s decision, noting that an extension had been granted until April 2, 2025, contingent upon the company completing an equity transaction described in the Company’s presentation to Nasdaq on December 5, 2024. Acknowledging that the Company would be unable to complete such a transaction by the required timeline, Ms. Miyashita agreed to communicate such inability to Nasdaq through the company’s Nasdaq advisor.

Again on January 7, 2025, the Board together with management considered the minimum cash covenant requested by the debtholder, while considering the costs savings projected in connection with a Go Dark transaction. Ms. Miyashita then discussed the Nasdaq determination letter and shared guidance that the Company should notify Nasdaq of its inability to achieve necessary milestones outlined in the Nasdaq’s letter. The Board agreed that a Form 8-K notification would be filed if the Nasdaq responded with an official delisting determination following notification from the Company that it would not meet specified milestones.

On January 15, 2025, the Company entered into an amendment (the “Debt Amendment”) with the Company’s debtholder to modify the terms of that certain Note Purchase Agreement, dated January 11, 2022 (the “Note Purchase Agreement”), relating to the Company’s Notes. Concurrently with the Debt Amendment to the Note Purchase Agreement, the Company entered into an amended and restated note (the “Amended and Restated Note”) for the Notes. The Debt Amendment and the Amended and Restated Note, among other things, (i) extended the maturity date of the Notes from January 31, 2025 to July 1, 2025 and (ii) added certain financial maintenance covenants. In addition, the Company has agreed to pay down 12.5% of the outstanding principal of the Notes and all accrued and unpaid interest on the Notes since the last interest payment date on July 31, 2024. The prepayment and interest payment was made on January 21, 2025. In connection with the Amendment, the Company also granted the holders of the Notes a security interest in the Company’s assets as collateral to secure the Company’s obligations underlying the Notes, subject to certain exceptions and limitations.

Also on January 15, 2025, the Company received written notification (the “Delisting Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) had determined to delist the Company’s common stock and warrants and suspend trading of the securities at the open of trading on January 17, 2025. As a result of the delisting, the Company’s common stock and warrants began trading publicly on the OTC Pink Open Market under its existing symbols “LFLY” and “LFLYW,” respectively.

On January 28, 2025, the Board met again with the management team to finalize the operating plan and budget for 2025. In discussing expense assumptions for the operating plan, management again highlighted the monthly expense and cash forecast assuming the Company would be able to achieve cost savings associated with a Go Dark transaction. The Board requested that management further refine its cost estimates for a Go Dark scenario.

On March 5, 2025, the Board met with the Company counsel, to receive an overview of the Go Dark Process and to review counsel’s guidance on the potential impacts from undertaking a Go Dark transaction, including an assessment of the Company’s contractual obligations to third parties, prospective impacts to future equity offerings both for the Company and its shareholders and impacts to the Company’s existing securities offerings registered with the SEC. The Board also reviewed a detailed step plan and schedule for executing a Go Dark transaction. The Board met, again, with counsel and management on March 10, 2025, to discuss the filing of post-effective amendments to the Company’s S-3 and S-8 registrations, which would be necessary to effect a Go Dark transaction in the 2025 calendar year. On March 12, 2025, the Company filed post-effective amendments to terminate its active registration statements, which were later declared effective by the SEC.

At a Board meeting on March 12, 2025, Mr. Lee provided an update on his discussions with the Company’s debtholder. At a meeting of the Company’s Audit Committee, at which all Board members were present, management provided an updated forecast for 2025, which included the Go Dark cost and savings assumptions.

On April 2, 2025, the Board was presented again with the Go Dark process overview.

At the same meeting, the Board also approved a reduction in the number of authorized shares of the Company to save costs associated with Delaware franchise taxes. The Board discussed various considerations of fair value of the fractional shares, as set forth in greater detail below, and asked management to revert with additional estimates of fair value to finalize its fair value for fractional shares prior to filing the preliminary proxy.

On April 9, 2025, the Board met to review the proposed disclosures and disclosure requirements with respect to Proposal 3, and to set the fair value of the fractional shares. Management presented to the Board various value considerations. Upon consideration, the Board authorized management to set the fair value to be used as the Cash-Out Price at $0.28 per share of Common Stock.

Material Terms

Our Board has authorized the Reverse Stock Split, in order to reduce the number of record holders of our common stock to fewer than 300. As a result of the Reverse Stock Split, Discontinued Shareholders (i.e., those holding fewer than the Ratio Number pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split) will have no further interest in Leafly, will no longer be shareholders of Leafly and will become entitled to receive only a cash payment equal to the $0.28 multiplied by the number of pre-Reverse Stock Split shares owned by them. Continuing Shareholders (i.e. those holding the Ratio Number or more pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split) will continue to be shareholders of Leafly after the Reverse Stock Split.

The Board believes that stockholder approval of a range of potential reverse stock split ratios is in the best interests of our Company and stockholders because it is not possible to predict the number of record holders and market conditions at the time a Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split Ratio to be selected by our Board will be not more than 1 for 500 or less than 1 for 200.

The selection of the specific Reverse Stock Split Ratio will be based on several factors, including, among other things:

•
The final ratio that would successfully reduce the number of stockholders of record to a number sufficiently below 300 that we would allow us to deregister pursuant to Section 12(g) of the Exchange Act and suspend our reporting obligations under

Section 15(d) of the Exchange Act, as well as making it unlikely, in the future, to inadvertently increase our record holder base to 300 or more, and thus be required to once again file periodic reports and other information with the SEC.
•
The final ratio that limits the cash resources expended to cash-out the fractional shares remaining after the Reverse Stock Split.

We believe that granting our Board the authority to set the Reverse Stock Split Ratio is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split Ratio.

The Board of Directors, taking into such considerations as described in greater detail under “Fairness of Transaction” below, has determined that the Cash-Out Price for the shares will be equal to $0.28 per share.

As a result of the Reverse Stock Split, we anticipate that the number of our common stock issued and outstanding will be reduced from 3,128,803 (the number outstanding as of April 2, 2025) to range of approximately 5,000 to 6,000.

We estimate that the total cash to be paid to Discontinued Shareholders will be approximately $125,000. In addition, the expenses incurred to effect the Transaction are estimated to be $190,000. These expenses are expected to be paid out of our currently available cash. The fractional shares acquired in the Transaction will be cancelled and returned to the status of authorized but unissued common stock.

We intend to file with the SEC a Form 15 to deregister our common stock as soon as practicable after the consummation of the Transaction. Upon the filing of the Form 15, our obligation to file periodic and current reports (i.e., Forms 10-K, 10-Q and 8-K) under the Exchange Act will be immediately suspended. Deregistration of our common stock will be effective 90 days after filing of the Form 15. During the 90 days prior to the effectiveness of the deregistration of our common stock, we will remain subject to the proxy solicitation rules under Section 14 of the Exchange Act, and our shareholders will remain subject to the beneficial ownership reporting and short swing profit disgorgement rules under Section 16 of the Exchange Act, as well as the beneficial ownership reporting rules under Section 13 of the Exchange Act. Upon deregistration of our common stock, our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated. We will not be required to file periodic reports with the SEC in the future unless we subsequently file another registration statement under the Securities Act or again have record holders of our common stock in excess of 300 on the first day of a subsequent fiscal year.

Under the current General Corporation Law of the State of Delaware (“DGCL”), approval of the Reverse Stock Split proposal requires the approval of holders of a majority of the outstanding stock of the Company entitled to vote thereon and, to the extent applicable, by holders of a majority of the outstanding stock of each class of stock entitled to vote as a separate class. The Series A Preferred Stock, which will be voted on the Amendment to mirror the votes cast by the common stock, was issued to address the increasing challenge faced by many corporations in obtaining stockholder approval by a majority of outstanding shares for a reverse stock split, given that many outstanding shares of public companies are held by brokers and other record holders in “street name” and was issued solely for purposes of assisting the Company in obtaining the majority of outstanding vote requirement needed to approve the Reverse Stock Split. If a majority of the votes cast by the holders of the common stock at the Annual Meeting are cast in favor of the Reverse Stock Split, the Series A Preferred Stock should amplify those votes in such a way to reach the threshold required by the DGCL for the Reverse Stock Split.

Purpose and Reasons for the Transaction

The purpose of the Transaction is to reduce the number of record holders of our common stock to fewer than 300, thereby enabling us to deregister our common stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. This will enable us to terminate Leafly’s status as a public reporting company with the SEC and reduce the financial costs and administrative burdens incurred with respect to such status.

Our Board believes that the costs of being a public reporting company currently outweigh the benefits of being a public reporting company and, thus, that it is no longer in the best interests of Leafly or its shareholders, creditors, or other stakeholders, including unaffiliated shareholders, for Leafly to remain a public reporting company.

The trading price of our common stock has significantly declined since February 4, 2022, when the Company consummated a business combination with Merida Merger Corp. I, Merida Merger Sub, Inc. (“Merger Sub I”), and Merida Merger Sub II, LLC (“Merger Sub II”), from a high of $231.60 during the quarter ended March 31, 2022 to a low of $0.17 on April 10, 2025. The current trading price of our common stock together with our significant debt levels would make using our common stock as a vehicle to raise capital or to provide acquisition consideration practically impossible.

In addition, the legal requirements of being a public reporting company create large administrative and financial costs for us. If we cease to be subject to the reporting requirements under the Exchange Act, we estimate that our savings will be between $1,800,000 and $2,000,000 per year, including, legal, accounting and printing and staff fees and costs attributable to complying with such reporting requirements. We believe that these financial resources and time devoted to ongoing reporting could more effectively be devoted to other purposes. The going private transaction will also allow our management and employees to devote more time and effort to improving our operations by eliminating the time spent complying with our financial reporting requirements under the Exchange Act and managing shareholder relations.

In light of these factors, our Board reasonably believes that Leafly should go private through the Reverse Stock Split. We believe that we will reduce our expenses since we will no longer need to incur those costs associated with compliance with the reporting requirements of a public company.

The Reverse Stock Split will also provide the shareholders with a very efficient way to cash out their investment because it is unlikely that their shares can be sold on the OTC Pink Open Market at the Cash-Out Price. The trading volume in our common stock has been, and continues to be, limited. The average daily trading volume of our common stock over the twelve-month, six-month and three-month periods ended March 31, 2025 was approximately 371,700, 40,300 and 36,200 shares, respectively. The 30-day, 60-day and 90-day volume-weighted average price of our common stock as of March 31, 2025 was $0.23, $0.57 and $0.90, respectively. In addition to the liquidity provided by the Transaction, shareholders with small holdings will avoid incurring brokerage fees that are disproportionately high relative to the market value of our common stock if they sold their shares in the market.

Effects of the Transaction

Effects of the Transaction on Leafly

After the Transaction is completed, the number of record shareholders of our common stock will be reduced to below 300, which will enable us to deregister our common stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder, which will substantially reduce the information required to be furnished by us to the public, including our shareholders. We will cease to file annual, quarterly, current, and other reports and documents with the SEC, and shareholders will cease to receive annual reports and proxy statements.

We intend to apply for deregistration of our common stock and suspension of our duty to file periodic reports and other information as soon as practicable following completion of the Transaction. See “— Purpose and Reasons for the Transaction.” However, our Board reserves the right, in its discretion, to abandon, postpone or modify the Transaction prior to the effective date of the Reverse Stock Split if it determines that doing so is in our best interests and the best interests of our shareholders. See “— Reservation.”

Other than as described in this Proxy Statement, neither Leafly nor its management has any current plans or proposals to do any of the following: effect any extraordinary corporate transaction (such as a merger, reorganization or liquidation); sell or transfer any material amount of Leafly’s assets; change the composition of our Board or management; change materially our dividend rate or policy, indebtedness or capitalization; or otherwise effect any material change in Leafly’s corporate structure or business. However, we are continuing to explore raising capital to help pay down our debt and/or provide us with growth capital.

We may, at our option at various times in the future, use such methods as we deem appropriate to ensure that the number of record holders of our common stock remains less than 300 under applicable SEC rules. We cannot predict the likelihood, timing or means of events, if any.

Effects of the Transaction on Our Shareholders

When the Transaction is consummated, Discontinued Shareholders (those owning fewer than Ratio Number pre-Reverse Stock Split shares) will no longer have any equity interest and will not participate in our future earnings or any increases in the value of our assets or operations. Only our Continuing Shareholders will benefit from any future increase in our earnings. The Continuing Shareholders will continue to have an equity interest in Leafly after the Transaction and will own common stock, the liquidity of which may be severely restricted.

Once we terminate the registration of our common stock and suspend our duty to file periodic reports and other information with the SEC, any trading in our common stock after the Transaction and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Open Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements.

The OTC Pink Open Market is the lowest tier of the three marketplaces for trading of OTC securities, which is a broker platform for trading securities operated by the OTC Markets Group Inc. There are no financial standards or disclosure requirements. For more information about the OTC Markets Group, see https://www.otcmarkets.com/. To be traded on the OTC, a broker dealer would need to submit a Form 211 with the Financial Industry Regulatory Authority (“FINRA”), and obtain FINRA approval for trading in the common stock. If such trading in our common stock were to develop on the OTC, we would expect it to occur at the Pink-No Information tier. The OTC Pink Open Market is not a stock exchange and we do not have the ability to list on, or control whether our shares are quoted on the OTC Pink Open Market. There is no assurance that there will be any OTC Pink Open Market quotations after the Transaction or that, if such quotations begin, they will continue for any length of time. Even if they do, the liquidity of our securities will be further limited because many brokers do not trade securities listed in the OTC Pink Open Market.

Furthermore, any remaining shareholders that hold “restricted securities” or “control securities”, within the meaning of Rule 144 of the Securities Act of 1933, as amended, may no longer be eligible to rely on Rule 144 to sell their shares. Rule 144 provides a safe harbor for the resale of restricted securities (i.e. sold in a private placement) or control securities under this Section 4(a)(1) exemption. It provides that if certain conditions are met (i.e. holding period, public information, etc.), a shareholder can sell restricted securities or control securities and not be deemed an “underwriter”. Securities of a former shell company, like Leafly, can be sold in reliance on Rule 144 if the issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and has filed current “Form 10 information” with the SEC reflecting the issue is no longer a shell company; and one year has elapsed from the date that the issuer filed “Form 10 information” with the Commission. If the Company is no longer subject to the reporting requirements of section 13 or 15(d), as will be the case after the Company files its Form 15, this safe harbor may not be available and holders of “restricted securities” or “control securities” will need to avail themselves of a different exemption in order to sell their shares. Note: If the shareholder wants to continue the investment in Leafly, before the effective date of the Reverse Stock Split, Shareholders holding restricted securities would be able to sell their securities pursuant to Rule 144 until the Company files its Form 15, so long as the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As of the date of this filing, the Company has filed all such reports.

Discontinued Shareholders will, following the Transaction, have their pre-Reverse Stock Split shares cancelled and converted into the right to receive a cash payment. As soon as practicable after the effective date of the Reverse Stock Split, we will send these shareholders a letter of transmittal with instructions as to how such shareholders will be paid the cash payment. The letter of transmittal will include instructions on how to surrender stock certificates. Continuing Shareholders will not receive any cash payment for their whole shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Although the Transaction is designed to reduce the number of shareholders of record, we intend to treat shareholders holding common stock in street name held through a broker or other nominee in the same manner as shareholders whose shares are registered in their names for purposes of the Transaction. Nominees will be instructed to effect the Transaction for their beneficial owners. However, nominees may have different administrative procedures with respect to how they communicate with beneficial owners, and shareholders owning shares in street name should contact their nominee(s).

Based on information available to us as of the date of this Proxy Statement, we estimate that the Transaction will reduce the number of record holders of our common stock from approximately 432 to approximately a range of 170 to 180. Leafly’s rationale for applying the Reverse Stock Split ratio in a range from 1 for 200 to 1 for 500 to all shareholders is that if a large enough number of holders holding in street name remained following the Transaction, and thereafter became shareholders of record, Leafly could again become subject to reporting obligations under Sections 15(d) or 12(g) of the Exchange Act. By reducing the number of shareholders of record well below 300 and reducing the number of holders holding in street name, we believe we have sufficiently limited the risk of having to re-commence filing reports with the SEC and to re-register under the Exchange Act.

Effects of the Transaction on Executive Officers, Directors and Greater than 5% Holders

For information regarding the voting ownership percentage before and after the Transaction of each of our named executive officers, our trustees and persons that beneficially own greater than 5% of our common stock, see “Leafly Information — Security and Voting Ownership of Certain Beneficial Owners and Management.”

Pursuant to Section 16(a) of the Exchange Act, trustees, executive officers, and 10% shareholders of companies who have shares registered under the Exchange Act are required to report changes in their respective beneficial ownership of such shares to the SEC. Such insiders are required to file an initial Form 3 showing their respective beneficial holdings within 10 days after becoming subject to Section 16(a). Thereafter, a reporting insider is generally required to file a report on Form 4 within two business days following most acquisitions and dispositions of company shares by the insider. As a related deterrent to improper trading on inside information, insiders are also subject to the so-called short-swing profit disgorgement requirements of Section 16(b) of the Exchange Act. In general, these requirements mandate the disgorgement by an insider of any paper profit realized on a purchase and a sale of company stock which occur within a six-month period. Transactions are generally paired so as to match the lowest purchase price and the highest sale price within the six-month period, thus extracting the maximum “profit” from the insider on the transaction or transactions. If Leafly declines to press a claim for disgorgement, a claim for recovery of profit may be asserted by any shareholder on behalf of Leafly. In addition to the effects of the Transaction on shareholders generally, when we complete the Transaction and deregister our common stock, our insiders will no longer be required to comply with these requirements.

Pursuant to Section 13(d) of the Exchange Act, shareholders who beneficially own, directly or indirectly, more than 5% of our common stock are required to each file forms with the SEC containing information about such shareholder and the nature of the acquisition, and amendments thereto in certain circumstances. In addition to the effects of the Transaction on shareholders generally, when we complete the Transaction and deregister our common stock, shareholders who have acquired more than 5% of our common stock, and shareholders who may acquire more than 5% of our common stock in the future will no longer be required to comply with these requirements.

After the Form 15 is filed with the SEC, Leafly will no longer be subject to the periodic reporting requirements under the Exchange Act. Additionally, 90 days after the Form 15 is filed, Leafly’s common stock will be deregistered and Leafly will cease to be subject to the proxy rules under the Exchange Act, unless the SEC otherwise determines. As a result, information about our directors’ and officers’ compensation and share ownership will no longer be publicly available.

Potential Disadvantages of the Transaction to Shareholders

While we believe that the Transaction will result in the benefits described above, several disadvantages should also be noted:

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After the Transaction, our common stock will not be eligible for quotation on any national exchange or FINRA’s OTC Bulletin Board, and our shareholders may experience reduced liquidity for their shares of our common stock, even if our common stock are quoted in the OTC Pink Open Market, and this reduced liquidity may adversely affect the market price of our common stock.
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After the Transaction, we will deregister our common stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or information statement disclosures in connection with shareholder meetings.
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After the Transaction, shareholders holding “restricted securities” or “control securities” may no longer be eligible to rely on Rule 144 to sell their shares.
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We will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act.
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Because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to the Continuing Shareholders.
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The reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, trustees and 10% shareholders.
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Discontinued Shareholders will, after giving effect to the Transaction, no longer have any equity interest in Leafly and, therefore, will not participate in our future earnings or growth, if any.
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The Transaction will require Discontinued Shareholders to involuntarily surrender their common stock in exchange for cash, rather than choosing their own time and price for disposing of their common stock.

Financial Effects of the Transaction

We estimate that completion of the Transaction will require us to spend approximately $190,000 in legal, financial and other fees and costs related to the Transaction. This estimate does not include the cost of the aggregate cash payment to for fractional shares, which we estimate will be approximately $125,000. These costs will be offset by the costs we would otherwise incur as a public reporting company to comply with SEC reporting requirements, which we estimate to be between $1,800,000 and $2,000,000 per year.

Reasons for the Reduction in the Authorized Number of Shares of Common Stock and Preferred Stock

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of our common stock and preferred stock authorized under our Certificate of Incorporation. However, the proposed reduction in the total number of authorized shares of our common stock and preferred stock is designed to reduce certain of our costs, especially with respect to the Delaware franchise taxes. The Company’s Certificate of Incorporation authorizes the issuance of up to (a) 200,000,000 shares of common stock and (b) 5,000,000 shares of preferred stock, which currently results in the Company paying $200,000 per year in Delaware franchise taxes. As of April 2, 2025, the Company only had 3,128,803 shares of common stock outstanding and one share of preferred stock outstanding, and no immediate plans to issue additional shares of common stock or preferred stock. The number of outstanding shares will be further reduced as a result of the Reverse Stock Split. A reduction in the number of authorized shares to 5,000,000 shares of common stock and 1,000,000 shares of preferred stock would reduce the amount payable by the Company in the form of Delaware franchise taxes to $51,000 per year, a projected cost savings of $149,000 per year.

Effects of the Authorized Share Reduction

The authorized share reduction will have no effect on the Company or the stockholders, either financially or with respect to their rights and obligations with respect to their common stock. The only impact on the Company would be that the reduction in authorized shares will limit the number of shares the Company can issue in the future without seeking shareholder approval. Our board of directors believes that after the Authorized Share Reduction, the number of shares of common stock available for future issuance is sufficient for current anticipated future needs.

Fairness of the Transaction

Our Board has fully reviewed and considered the terms, purpose, alternatives and effects of the Transaction and has determined that the Transaction is in the best interests of Leafly and is substantively and procedurally fair to the unaffiliated shareholders of Leafly, including our unaffiliated Discontinued Shareholders who will be cashed-out as a result of the Transaction and our unaffiliated Continuing Shareholders who will continue to hold our common stock after the Transaction. After studying the Transaction and its anticipated effects on our shareholders, our Board unanimously approved the Transaction.

Substantive Fairness

In determining the fairness of the Transaction, our Board considered the factors discussed below, in addition to the alternative transactions discussed in “ — Alternatives to the Transaction.” In light of these factors, our Board believes that the Transaction is substantively fair to Leafly’s unaffiliated shareholders, including our unaffiliated Discontinued Shareholders who will be cashed-out as a result of the Transaction and our unaffiliated Continuing Shareholders who will continue to hold our common stock after the Transaction. Our Board did not assign specific weight to the factors set forth below in a formulaic fashion. Moreover, in their considerations, individual directors may have given differing weights to different factors. However, our Board did place special emphasis on the significant cost and time savings we expect Leafly to realize from deregistration of our common stock under the Exchange Act and the suspension of our duty to file periodic reports and other information with the SEC, which will benefit our Continuing Stockholders.

Significant Cost and Time Savings. By deregistering our common stock and suspending our duty to file periodic reports with the SEC, we estimate that we will realize recurring annual cost savings of between $1,800,000 and $2,000,000 per year, as well as savings from personnel expense relating to the time spent by our management to prepare and review our reports and certifications required to be filed with the SEC under the Exchange Act. The Continuing Shareholders will benefit from these expected future cost savings. In addition, our Board has determined that the costs of being a public company, currently and in the foreseeable future, will continue to outweigh the benefits of being a public company and, thus, it is no longer in the best interests of Leafly or its shareholders, creditors, or other stakeholders, including its unaffiliated Continuing Shareholders and unaffiliated Discontinued Shareholders, for Leafly to remain a public reporting company. See the “— Purpose and Reasons for the Transaction.”

Opportunity to Remain a Holder of, or to Liquidate, Common Stock. Another factor considered by our Board in determining the fairness of the Transaction to holders of our common stock is the opportunity Leafly’s shareholders have to remain shareholders or to liquidate their Company holdings. Current holders of fewer than the Ratio Number shares of common stock can either remain Company shareholders by acquiring additional shares so that they own at least the Ratio Number common stock immediately before the effective date of the Reverse Stock Split or be cashed out in the Reverse Stock Split. If a shareholder purchases additional common stock, then the shareholder may incur brokerage fees or commission. Holders of fewer than the Ratio Number common stock at the effective time of the Reverse Stock Split will have their fractional post-Reverse Stock Split shares purchased by Leafly at the Cash-Out Price, which as discussed below will determined based on the trading prices during the period leading up to the approval of the Transaction, if approved. Our Board did not quantify the consideration of brokerage fees and commissions paid for having such fractional shares cashed out in the Reverse Stock Split since such fees, if any, vary significantly depending upon the method used to acquire or dispose of shares. Conversely, shareholders who own the Ratio Number shares or more and who desire to liquidate their shares in connection with the Transaction at the premium price offered can reduce their holdings to less than the lowest Ratio Number of shares by selling or gifting shares prior to the effective date of the Reverse Stock Split. Our Board did not place undue emphasis on this factor due to the limited trading market for our common stock. See “— Purpose and Reasons for the Transaction” and “— Structure of the Transaction.”

Recent and Historical Trading Prices. Our Board considered recent and historical trades of our common stock. The recent and historical trading of our common stock relates to the fairness of the Transaction to unaffiliated shareholders because it provides some insight into how the market has historically valued our common stock. Since unaffiliated Discontinued Shareholders will no longer be able to directly participate in the financial success of Leafly, the Cash-Out Price paid to these shareholders as a result of the Reverse Stock Split represents the final opportunity to obtain value for their investment. Although not a perfect measure, the trends over time in the market price of our common stock reflect market perceptions about Leafly’s intrinsic value.

In its deliberations concerning the fairness of the Transaction, our Board considered:

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the closing sales price of our common stock on April 2, 2025 (the Record Date) was $0.18;
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the closing sales price of our common stock on April 10, 2025 (the date preceding the filing of the preliminary proxy statement) was $0.17;
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that the 10-day volume-weighted average price of our common stock as of April 10, 2025 was approximately $0.20 (the “10-Day VWAP”);
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that the 30-day volume-weighted average price of our common stock as of April 10, 2025 was approximately $0.23 (the “30-Day VWAP”);
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that the 60-day volume-weighted average price of our common stock as of April 10, 2025 was approximately $0.50 (the “60-Day VWAP”);
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that the 90-day volume-weighted average price of our common stock as of April 10, 2025 was approximately $0.85 (the “90-Day VWAP”);
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that the 180-day volume weighted average price of our common stock as of April 10, 2025 was approximately $2.38 (the “180-Day VWAP”); and
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that the historical trading prices for our common stock from January 17, 2025, when the common stock was delisted from the Nasdaq Capital Market, through April 10, 2025 ranged from a low of $0.17 to a high of $0.80.

The Cash-Out Price of $0.28 per share represents approximately a 56% premium over the closing sales price of our common stock on the Record Date, and the date prior to the filing of the preliminary proxy statement, approximately a 40% premium over 10-Day VWAP and approximately a 22% premium over the 30-Day VWAP. Our Board believes that the Record Date closing price of our common stock, the closing price of the day prior to the filing of the preliminary proxy statement announcing the intention to engage in the Transaction, the 10-Day VWAP and the 30-Day VWAP are relevant data points because they reflect the most recent market data. Our Board believes that using these data points supports the Board’s fairness determination, in light of the relatively illiquid market for the common stock and the resulting inability to sell common stock in any quantity without exerting downward pressure on the trading price of the common stock. In addition, our Board believes the 30-Day VWAP is a relevant data point, as it demonstrates that the common stock have traded at these low levels for an extended period of time, especially after the Company’s securities were delisted from Nasdaq. The Board believes that trading prices from prior to the delisting of the common stock from Nasdaq, as reflected in the 60-Day VWAP, the 90-Day VWAP and 180-Day VWAP, is less relevant because that trading price does not reflect the significantly reduced liquidity available for the common stock on the OTC Pink Open Market, as evidenced by the steep decline in the trading price of the common stock upon delisting. Accordingly, our Board believes that the recent and historical trading prices support the Board’s determination that Cash-Out Price is fair to the unaffiliated Discontinued Stockholders and the unaffiliated Continuing Stockholders.

Net Book Value of Our Common Stock, Excluding Non-Controlling Interest and Intangible Assets. Our net book value per outstanding common share as of December 31, 2024 and September 30, 2024 was negative $4.91 and negative $4.81, respectively. In considering the fairness of the Cash-Out Price, the Board considered that the net book value per share of common stock is negative supported the concept that the fair value of the common stock likely did not exceed the recent trading prices. Given that the Cash-Out Price will be positive while the net book value of our common stock is negative, the Cash-Out Price of $0.28 is a premium of $5.19 to the net book value per share.

Other Considerations of Value. In considering the fairness of the Cash-Out Price, the Board also considered the Company’s going concern status, as discussed in greater detail below under “Leafly – Going Concern Status” on page 41.

Treatment of Affiliated and Unaffiliated Holders of Our Common Stock. The Transaction will not affect holders of our common stock differently on the basis of affiliate status. The sole determining factor in whether a shareholder will be cashed out or will continue as a holder of our common stock as a result of the Transaction is the number of common stock held by the shareholder as of the effective date of the Reverse Stock Split. However, all of our Board, including Alan Pickerill who was a Board member at the time the Reverse Stock Split was approved by the Board, and all of our executive officers hold in excess of the highest possible Ratio Number shares. Accordingly, they will not be cashed out in the Transaction, but will receive cash for any fractional shares on the same terms as any other stockholder. The range of Reverse Stock Split ratios was selected solely based on the need to have fewer than 300 record holders after the Transaction in order to deregister and suspend our reporting obligations under the Exchange Act. While none of our affiliates that hold common stock will be cashed out in the Transaction, affiliates and non-affiliates will be treated equally in the Transaction, with any non-affiliate holding at least the Ratio Number of shares of common stock continuing to be a shareholder of Leafly.

Minimum Effect on Voting Power. The Transaction will have a minimum effect on the voting power of Leafly’s shareholders. The voting and other rights of our common stock will not be affected by the Transaction. The only effect of the Transaction on Leafly’s voting power will be a slight change in the overall ownership percentage of the Continuing Shareholders following the Transaction.

Minimum Effect on Shareholder Rights. The Transaction will not materially change the rights, preferences or limitations of the Continuing Shareholders.

Immediate Cash Payment. Those shareholders who own less than the Ratio Number of shares of our pre-Reverse Stock Split shares will receive an immediate cash payment of the Cash-Out Price per pre-Reverse Stock Split common share and will not pay any brokerage fees, commissions or transaction costs that such shareholders would have to pay if they were to sell their shares in the open market.

Potential Disadvantages of the Transaction. When considering the fairness of the Transaction, our Board also considered the following possible disadvantages of effecting the Transaction:

Possible Decline in Liquidity and Price of Our Common Stock. After the completion of the Transaction, our Continuing Shareholders may experience reduced liquidity for our common stock. This reduced liquidity may adversely affect the market price of our common stock. See “— Effects of the Transaction — Potential Disadvantages of the Transaction to Shareholders” and “— Significantly Reduced Public Disclosure of Information About Leafly” immediately below.

Significantly Reduced Public Disclosure of Information About Leafly. After deregistration of our common stock and suspension of our duty to file periodic reports and other information with the SEC, information regarding our operations and financial results that are currently available to the general public and our shareholders will no longer be readily available. However, we expect our common stock to continue to trade in the OTC Pink Open Market (a centralized quotation service that collects and publishes market maker quotes for securities). The amount of information required to be disclosed to facilitate trading in the OTC Pink marketplace is significantly less than the amount of information Leafly currently publicly discloses as a company with a class of securities registered under the Exchange Act. In addition, in the future, we may no longer trade in the OTC Pink Open Market. In which case, shareholders will have to make a request of Leafly if they want to be provided with information that Leafly is not otherwise required to provide by law. We may or may not provide shareholders with information, upon request or otherwise, that we are not required by law to provide. Our Board believes that the overall benefits to Leafly of no longer being a public reporting company substantially outweigh the disadvantages associated with decreased publicly available information about Leafly. See “— Effects of the Transaction — Potential Disadvantages of the Transaction to Shareholders.”

Sarbanes-Oxley Act and Other Reporting and Disclosure Provisions Will No Longer Apply to Leafly. After the completion of the Transaction and the deregistration of our common stock and suspension of our duty to file periodic reports and other information with the SEC, we will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act that apply to public companies, including the requirement that the chief executive officer and the chief financial officer certify the accuracy of the financial statements contained in our periodic reports. In addition, our officers, board members? and 10% or greater shareholders will no longer be subject to the short-swing profit disgorgement provisions and reporting requirements of Section 16 of the Exchange Act. See “— Effects of the Transaction — Potential Disadvantages of the Transaction to Shareholders.”

Leafly Will No Longer Have the Potential Benefits Normally Associated with Public Reporting Company Status. Another potential disadvantage of the Transaction is that we will no longer have the benefits associated with being a public reporting company, such as better access to the capital markets for issuances of securities. We would still have access to capital markets, but if we were to conduct a public offering of our securities, we would have to again become a reporting company, which would be a lengthy and expensive process, and the expenses that we are seeking to eliminate would then be reinstated. We believe that the cost savings from ceasing to be a public reporting company outweigh the drawbacks of losing more ready access to the capital markets.

Holders of Restricted Stock or Control Securities Will Have a More Difficult Time Selling Their Shares. Furthermore, any remaining shareholders that holder “restricted securities” or “control securities”, within the meaning of Rule 144 of the Securities Act of 1933, as amended. Rule 144 provides a safe harbor for the resale of restricted securities (i.e. sold in a private placement) or control securities under this Section 4(a)(1) exemption. It provides that if certain conditions are met (i.e. holding period, public information, etc.), a shareholder can sell restricted securities or control securities and not be deemed an “underwriter”. Securities of a former shell company, like Leafly, can be sold in reliance on Rule 144 if the issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and has filed current “Form 10 information” with the SEC reflecting the issue is no longer a shell company; and one year has elapsed from the date that the issuer filed “Form 10 information” with the Commission. If the Company is no longer subject to the reporting requirements of section 13 or 15(d), as will be the case after the Company files its Form 15, this safe harbor may not be available and holders of “restricted securities” or “control securities” will need to avail themselves of a different exemption in order to sell their shares. Shareholders holding restricted securities would be able to sell their securities pursuant to Rule 144 until the Company files its Form 15, so long as the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As of the date of this filing, the Company has filed all such reports.

Discontinued Shareholders Will Not Participate in Any Future Increases in Our Value. Following the Transaction, Discontinued Shareholders will no longer have an equity interest in Leafly and will not participate in our future earnings or any increases in the value of our assets or operations. See “— Effects of the Transaction — Potential Disadvantages of the Transaction to Shareholders.”

Shareholder Vote. The Transaction will require approval of holders of a majority of the outstanding voting power of the Company entitled to vote thereon, which in this case will mean the common stock and the Series A Preferred Stock voting together as a single class. The Series A Preferred Stock (“Series A Preferred Stock” or “Series A Preferred”) was issued to address the increasing challenge faced by many corporations in obtaining stockholder approval by a majority of outstanding shares for a modifications to a certificate of incorporation like the Amendment, given that many outstanding shares of public companies are held by brokers and other record holders in “street name” and was issued solely for purposes of assisting the Company in obtaining the majority of outstanding vote requirement needed to approve the Amendment. The Series A Preferred Stock, as described in greater detail below, will have 100,000,000 votes with respect to the Transaction, but can only exercise those votes in a manner that mirrors the votes cast by holders of common stock on the Transaction.

The directors and officers (including Alan Pickerill who resigned effective April 1, 2025) of the Company only hold 6.8% of the voting power of the common stock as of the Record Date, which would not represent a majority even if the number of votes cast were limited to the minimum number of votes needed to reach a quorum. While Ms. Miyashita, as the sole holder of the Series A Preferred Stock, has additional voting power, because of the restrictions on the Series A Preferred Stock, the Series A Preferred Stock cannot be used to approve the Transaction if it is not otherwise approved by a majority of the votes cast by the common stock.

Although potentially relevant to a determination of fairness of the Transaction, the factors listed below, for the reasons given, were determined by our Board to not be applicable to Leafly and were not considered or were not given any weight by our Board.

Going Concern Valuation. An indicator of going concern value is the discounted future cash receipts approach. Given the other considerations discussed herein, our Board did not pursue this approach due to the significance of the subjective assumptions that would be involved in such an approach, as well as the expense associated with the approach.

Liquidation Value . Our Board viewed the liquidation value of Leafly to be an inappropriate measure for the purpose of evaluating the fairness of the Cash-Out Price. A liquidation process would also involve additional legal fees, costs of sale and other expenses that would reduce any amounts that stockholders might receive upon a liquidation. Given the other factors considered by our Board as described in this Proxy Statement, our Board did not pursue a liquidation value approach.

No Firm Offers Have Been Received. During the past two years, we have not received any firm offers for a merger or consolidation with or into another company, or the sale or other transfer of all or substantially all of our assets, or a purchase of our securities by a person that would involve a change in our control. The Company’s efforts with respect to a potential strategic transaction are discussed below under “Previous Contacts and Negotiations.” Accordingly, our Board did not consider firm offers in making its determination with respect to the fairness of the Transaction. To the extent that the Company has received any indications of interest, the Board considered these, like considerations of net book value, as support for using a market based method for determining value, since the transactions proposed by the indications of interest would provide stockholders with less consideration than Cash-Out Price as proposed; all non-binding indications of interest received suggested an enterprise value for the Company that was less than the amount of the outstanding Notes.

Purchase Price Paid for Repurchases of Our Common Stock. We have not repurchased any of our common stock in the last two years. Accordingly, our Board could not consider repurchase prices in determining the fairness of the Transaction.

Our Board believes that all of the factors mentioned above, both favorable and unfavorable, when viewed together support a conclusion that the Transaction is substantively fair to all of Leafly shareholders, including the unaffiliated Discontinued Shareholders who will be cashed out as a result of the Transaction and the unaffiliated Continuing Shareholders who will continue to be shareholders of Leafly after the Transaction.

Procedural Fairness of the Transaction

In addition to the fairness of the substance of the Transaction, our Board believes that the process by which decisions were made regarding the Transaction is fair to Leafly’s affiliated and the unaffiliated shareholders, including the unaffiliated Discontinued Shareholders who will be cashed out as a result of the Transaction and the unaffiliated Continuing Shareholders who will continue to be shareholders of Leafly after the Transaction.

Our Board, which at the time the Transaction was considered and approved consisted of at least 50% of directors that were independent under the independence standards of Nasdaq and our Chief Executive Officer and President, unanimously approved the Transaction. Given the independence of the directors approving the Transaction and the lack of conflicts of interest with respect of our management and the Transaction, our Board did not consider it necessary to appoint a special committee to negotiate and approve the Transaction.

Our Board did not receive a report, opinion or appraisal from an outside party as to the value of our common stock or the fairness of the Transaction to unaffiliated Discontinued Shareholders who will be cashed out as a result of the Transaction or unaffiliated Continuing Shareholders who will remain shareholders following the Transaction. Our Board concluded that there were already sufficient procedural safeguards without the expense of retaining an independent fairness advisor, particularly since a shareholder could change his or her stock holdings prior to the effective date of the Transaction in order to be cashed out as a result of the Transaction or continue as a shareholder of Leafly following the Transaction. In addition, our Board recognized the importance of preserving Leafly’s cash position and completing the Transaction as expeditiously as practicable.

The independent members of our Board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated shareholders for the purpose of setting the terms of the Transaction, particularly since a stockholder could change his or her stock holdings prior to the effective date of the Transaction in order to be cashed out as a result of the Transaction or continue as a shareholder of Leafly following the Transaction. In addition, our Board recognized the importance of preserving our cash position and completing the Transaction as expeditiously as practicable.

Our Board has not granted unaffiliated shareholders access to our corporate files nor has it extended the right to retain counsel or appraisal services at our expense. With respect to unaffiliated shareholders’ access to our corporate files, our Board believes that this Proxy Statement, together with our other filings with the SEC, provide adequate information for unaffiliated shareholders. In deciding not to adopt these additional procedures, our Board also took into account factors such as our size and financial capacity and the costs of such procedures.

Alternatives to the Transaction

Our Board considered several alternatives in advance of authorizing the Transaction.

The Board considered a tender offer as a means of reducing the number of shareholders, but noted we would have had to hire a dealer manager and solicitation agent at relatively significant expense. Also, in a tender offer, there would have been no guarantee that enough shareholders would have tendered their shares to reduce the number of shareholders to below 300.

Our Board also considered having Leafly continue as a public company. However, given the costs savings that will be achieved from eliminating our status as a public company and the lack of any significant benefit that we derive out of being a public company, our Board believes that “going private” is in the best interests of Leafly.

As described above under “Special Factors - Background of the Transaction” and below under “Previous Contacts and Negotiations”, the Board also considered a sale of the Company.

Previous Contacts and Negotiations

As described in detail above under “Special Factors - Background of the Transaction”, since early 2024, the Board spent extensive time exploring various strategic alternatives for the Company. The Board considered strategic transactions, financing transactions, and insolvency proceedings. Notably, because the Company is involved in the cannabis industry, it has limited options with respect to bankruptcy relief. The Company engaged a financial advisor to engage in a process to market the Company, including outreach to potential interested third parties with respect to a merger; consolidation; acquisition; or sale or other transfer of a material amount of assets of the subject company. While the Company received several non-binding indications of interest and engaged in negotiations with several prospective strategic partners, the Company received no firm offers and was ultimately unable to negotiate a strategic transaction that the Board of Directors believed would be in the best interests of the Company’s stockholders. Any indications of interest were unlikely to result in any payments to shareholders with respect to their shares of common stock because the proposed purchase price was at or below the amount of the Company’s outstanding debt under the Notes. In addition, a third party made unsolicited non-binding acquisition proposals to the Company in early 2024 and early 2025, but such proposals were determined by the Board to be immaterial in terms of offered consideration and credibility, and was unlikely to lead to a bona fide offer.

Structure of the Transaction

The Transaction consists of a Reverse Stock Split (including a cash payment in lieu of receipt of a fractional share to a shareholder holding fewer than the Ratio Number of pre-Reverse Stock Split shares). Assuming the Reverse Stock Split is approved at the Annual Meeting, the effective date of the Reverse Stock Split will be May 28, 2025 or such later date as determined by our Board. On the effective date of the Reverse Stock Split, each shareholder of record will receive one share of common stock for every Ratio Number of pre-Reverse Stock Split shares held in his or her account as of such date. Any shareholder of record who holds fewer than the Ratio Number of pre-Reverse Stock Split shares in his or her account at the time of the Reverse Stock Split will receive a Cash-Out Price per pre-Reverse Stock Split share and will no longer be a shareholder of Leafly after the Transaction.

We intend for the Transaction to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the Transaction for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

In general, the Transaction can be illustrated by the following examples, assuming a Reverse Stock Split Ratio of 1 for 200 (though there is no assurance that the Reverse Stock Split Ratio would be 1 for 200):

Example 1. A shareholder holds 150 common stock in his account before the effective date of the Reverse Stock Split. Instead of receiving a fractional share of our common stock immediately after the Reverse Stock Split, the shareholder’s shares will be converted into the right to receive cash. The shareholder would receive $42.00 ($0.28 x 150 shares). Note: If the shareholder wants to continue the investment in Leafly, before the effective date of the Reverse Stock Split, the shareholder can buy at least 50 more shares. The shareholder would have to act far enough in advance of the Reverse Stock Split so that the purchase is completed and the additional shares are credited in his account by the effective date.

Example 2. A shareholder holds 1,500 common stock as of the effective date of the Reverse Stock Split. After the Reverse Stock Split, the shareholder will hold seven shares of common stock, and receive $28.00 ($0.28 x 100 shares) for the remaining fraction of a share.

Example 3. A shareholder has two separate accounts. As of the effective date of the Reverse Stock Split, the shareholder holds 100 common stock in one account and 150 common stock in the other. If we can determine that the two separate accounts belong to the same person (based upon the name of the account and the social security number associated with the account), then we will treat the two accounts as a single account. Accordingly, the shareholder will be treated as having more than 250 pre-Reverse Stock Split shares. In the Reverse Stock Split, the shareholder’s stock will be converted into 1 share of common stock. We will cash out the shareholder’s 0.25 post-Reverse Stock Split fractional shares, representing 50 pre-Reverse Stock Split shares for $14.00.

If, however, we are unable to determine that the two separate accounts belong to the same person, then the shareholder will receive cash payments equal to the Cash-Out Price of the common stock in each account. In this case, the shareholder would receive two checks totaling $70.00 ($0.28 x 100 shares = $28.00; $0.28 x 150 shares = $42.00). Note: If the shareholder wants to be certain to continue as a shareholder in Leafly, the shareholder can consolidate or transfer two accounts before the effective date of the Reverse Stock Split into an account with at least 200 pre-Reverse Stock Split shares. Alternatively, the shareholder can buy at least 100 more shares for the account with 100 common stock and 50 more shares for the account with 150 common stock, and hold them in such shareholder’s respective accounts. The shareholder would have to act far enough in advance of the Reverse Stock Split so that the consolidation or the purchase is completed by the effective date.

Example 4. A shareholder holds 150 common stock in street name in a brokerage account as of the effective date of the Reverse Stock Split. We intend for the Transaction to treat shareholders holding shares of our common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Transaction for their beneficial holders. If this occurs, the shareholder will receive, through the shareholder’s broker, a check for $42.00 ($0.28 x 150 shares). However, nominees may have a different procedure and shareholders holding shares of our common stock in street name should contact their nominees.

Exchange of Share Certificates for Cash Payment for Discontinued Stockholders

As soon as practicable after the effective date, holders of fewer than the Ratio Number shares will be notified and sent a letter of transmittal and instructed how to transmit their certificates representing common stock to the Exchange Agent. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying share certificate(s), each shareholder entitled to receive payment will receive payment as outlined in the letter of transmittal. Shareholders should allow for approximately five business days after mailing for our exchange agent to receive the letter of transmittal and accompanying stock certificate and approximately seven to 10 business days following our exchange agent’s receipt of properly completed materials for payment to be made. In the event we are unable to locate a shareholder, or if a shareholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate any funds payable to such shareholder pursuant to the Transaction will be held by our exchange agent until a proper claim is made, subject to applicable abandoned property laws. Holders of fewer than the Ratio Number shares of common stock on the effective date of the Reverse Stock Split will receive in exchange a cash payment in the amount of the Cash-Out Price per pre-Reverse Stock Split share.

No service charges or expenses will be payable by shareholders in connection with the exchange of certificates for cash, except for service charges or expenses, if any, imposed by your nominee. In the event that any certificate representing common stock is not presented, the applicable cash payment will be administered in accordance with the relevant state abandoned property laws. Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder of the eligible certificate or his, her or its designee, without interest, at such time as the common stock have been properly presented for exchange.

Exchange of Share Certificates of Continuing Shareholders

As soon as practicable after the effective date, Continuing Shareholders will be sent a letter of transmittal explaining how they can exchange their certificates representing the number of common stock they held prior to the Transaction for new share certificates representing the number of whole common stock they hold after the Transaction. To the extent a Continuing Stockholder holds fractional shares immediately after the Reverse Stock Split, that Continuing Stockholder will be entitled to receive a cash payment for those fractional shares from the exchange agent at the Cash-Out Price. No service charges or expenses will be payable by Continuing Shareholders in connection with the Reverse Stock Split, except for service charges or expenses, if any, imposed by your nominee. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying share certificate(s), each Continuing Shareholder entitled to receive payment in connection with the Reverse Stock Split will receive payment as outlined in the letter of transmittal. Shareholders should allow for approximately five business days after mailing for our exchange agent to receive the letter of transmittal and accompanying stock certificate and approximately seven to 10 business days following our exchange agent’s receipt of properly completed materials for payment to be made and a new share certificate to be issued. In the event we are unable to locate a Continuing Shareholder, or if a Continuing Shareholder fails to properly complete, execute and return the letter of transmittal and accompanying share certificate, any funds payable to such shareholder pursuant to the Reverse Stock Split will be held by our Exchange Agent until a proper claim is made, subject to applicable abandoned property laws.

If a Continuing Shareholder fails to exchange such Continuing Shareholders pre-Transaction share certificate in accordance with the letter of transmittal, then such pre-Transaction share certificate shall be deemed to represent the number of whole common stock held by the Continuing Shareholder as a result of the Transaction.

Recommendation and Voting

The Board of Directors unanimously recommends in favor of the Transaction. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held or controlled by them (218,136 shares of common stock) “FOR” the Transaction.

In addition, Ms. Miyashita currently holds one share of Series A Preferred Stock, which will have 100,000,000 votes, but has the right to vote only on any proposal involving a reverse stock split and/or a decrease in the number of authorized shares of common stock, like Proposal No. 3, and until such time as a such proposal is approved by the stockholders, and will have no voting rights except (i) with respect to such proposal in which its votes are cast for and against such proposal in the same proportion as shares of common stock are voted for and against such proposal (with any shares of common stock that are not voted, whether due to abstentions, broker non-votes or otherwise not counted as votes for or against the Reverse Stock Split proposal) and (ii) unless the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company are present, in person or by proxy, at the meeting of stockholders at which a such proposal is submitted for stockholder approval (or any adjournment thereof). The share of Series A Preferred Stock will vote together with the common stock as a single class on any Proposal No. 3. The Series A Preferred Stock has no other voting rights, except as may be required by the General Corporation Law of the State of Delaware.

Prior to the issuance of the Series A Preferred Stock, stockholder approval of an Amendment and Transaction like that described by Proposal No. 3 required the affirmative approval of a majority of the voting power of the outstanding shares of common stock. Following the issuance of the Series A Preferred Stock, stockholder approval of Proposal No. 3 requires affirmative approval from a majority of the voting power of the shares of common stock and the share of Series A Preferred Stock, voting together as a single class. Ms. Miyashita will cast the votes represented by the share of Series A Preferred on Proposal No. 3 in a manner that mirrors the votes cast by holders of common stock on such proposal. Prior to the issuance of the share of Series A Preferred Stock, abstentions and any other non-votes would have had the same effect as a vote against Proposal No. 3. Following the issuance of the share of Series A Preferred Stock, abstentions and any other non-votes on Proposal No. 3 will still technically have the same effect as a vote against such proposal, but because the share of Series A Preferred has a high number of votes and will vote in a manner that mirrors votes actually cast by the holders of common stock (which does not include abstentions or any other non-votes), abstentions and any other non-votes will have no effect on the manner in which the Series A Preferred Stock votes are cast.

Reservation

Although our Board has approved the Transaction and subsequent termination of registration of our common stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder, our Board reserves the right to abandon, postpone or modify the Transaction and such termination and suspension at any time before they are consummated for any reason. A number of factors or circumstances could cause our Board to abandon, postpone or modify the Transaction and such deregistration and suspension, including, without limitation, the following:

•
If, immediately prior to the Transaction, our Board does not believe that the Transaction will sufficiently reduce the number of record holders of our common stock to a level that reasonably assures us that Leafly would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Transaction is completed, then our Board may elect to abandon, postpone or modify the Transaction.
•
Our Board may elect to abandon, postpone or modify the Transaction if the cost of completing the Transaction is greater than anticipated.
•
Even if the cost of completing the Transaction is not greater than anticipated, our Board may elect to abandon, postpone or modify the Transaction if the then economic conditions or the financial condition of Leafly, or their outlook, be such that, in the judgment of our Board, it is no longer advisable to use Leafly’s cash resources to effect the Transaction.
•
If our Board determines that it is in the best interest of Leafly and its shareholders for Leafly to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then our Board may elect to abandon, postpone or modify the Transaction.
•
If for any other reason, our Board determines that the Transaction is no longer in the best interest of Leafly and its shareholders, then our Board may elect to abandon, postpone or modify the Transaction. If our Board decides to abandon, postpone or modify the Transaction, then Leafly will notify the shareholders of such decision in accordance with applicable rules and regulations.

If we abandon, postpone or modify the Transaction, we will issue a press release and File a Form 8-K or, if required by law, mail information to our shareholders, informing our shareholders of any such change (“Notice”). In the event we change the terms of the Transaction, including the effective date of the Transaction, but still intend to complete the Transaction, we will provide Notice at least 10 days prior to the effective date (or the new effective date if the effective date is postponed) of the Transaction.

OTHER MATTERS RELATED TO THE TRANSACTION

Potential Conflicts of Interest

Our directors, executive officers, 5% stockholders and their affiliates will be treated the same as any other stockholder in the Transaction. Notwithstanding such treatment, our directors, executive officers and may have interests in the Transaction that are different from stockholders that are unaffiliated with Leafly, and have relationships that may present conflicts of interest. For information about these differences, please see “Special Factors - Effects of the Transaction on Executive Officers, Directors and Greater than 5% Holders” on page 27, “Treatment of Affiliated and Unaffiliated Holders of Our Common Stock” on page 31, and “Minimum Effect on Voting Power” on page 31.

In addition, by deregistering our common stock under the Exchange Act and suspending our duty to file periodic reports with the SEC thereunder, subsequent to the consummation of the Transaction we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act of 2002, from making personal loans to our directors or executive officers and they will no longer be subject to Section 16 of the Exchange Act with respect to reporting requirements and short swing profits disgorgement provisions.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for completion of the Transaction, other than compliance with the relevant federal securities laws and Delaware law.

Litigation

There is no ongoing litigation related to the Reverse Stock Split or the Transaction, nor does the Company have any material litigation.

Stockholder Approval of the Transaction

The presence, virtually via the live audiocast or by proxy, of holders of at least 33 1∕3% of our outstanding capital stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote virtually via the live audiocast at the Annual Meeting.

Each share of common stock is entitled to one vote. The single outstanding share of Series A Preferred Stock is entitled to 100,000,000 votes, but only on Proposal No. 3 and such votes will be voted as to mirror the votes of the common stock, as discussed in greater detail above under “Recommendation and Voting.” Once a quorum has been established, the affirmative vote of the holders of a majority of the voting power of the common stock and the Series A Preferred Stock of the Company, voting together as a single class, represented in person or by proxy at the meeting is required to approve the Amendment necessary to effectuate the Transaction.

If your broker holds your shares in its name and does not receive voting instructions from you with respect to Proposal No. 3 related to the Transaction, your broker does not have discretionary voting power for those particular items. Therefore, if you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute broker non-votes with respect to the Proposal No. 3.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to our shareholders who dissent from the Transaction are provided under Delaware law our Certificate of Incorporation or our bylaws.

Change Related to Board of Directors Composition

There are no plans to change the composition of the Board of Directors in connection with the Transaction.

Officer and Director Compensation

No officer or director of the Company will receive any compensation related to the Transaction, except as discussed above under “Conflicts of Interest”.

Material U.S. Federal Income Tax Consequences

AS REQUIRED BY U.S. TREASURY REGULATIONS GOVERNING TAX PRACTICE, YOU ARE HEREBY ADVISED THAT ANY WRITTEN TAX ADVICE CONTAINED HEREIN WAS NOT WRITTEN OR INTENDED TO BE USED (AND CANNOT BE USED) BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE CODE. THE ADVICE WAS PREPARED TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR

MATTERS ADDRESSED BY THE WRITTEN ADVICE. ANY PERSON REVIEWING THIS DISCUSSION SHOULD SEEK ADVICE BASED ON SUCH PERSON'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material United States federal income tax consequences of the Reverse Stock Split, but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This summary also does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction. In addition, this discussion does not address tax considerations applicable to a stockholder’s particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation:

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banks, insurance companies or other financial institutions;
•
persons subject to the alternative minimum tax;
•
tax-exempt organizations;
•
dealers in securities or currencies;
•
traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;
•
persons that own, or are deemed to own, more than five percent of our Company (except to the extent specifically set forth below);
•
certain former citizens or long-term residents of the United States;
•
persons who hold our Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; or
•
persons deemed to sell our Common Stock under the constructive sale provisions of the Code.

In addition, if a partnership holds our Common Stock, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships which hold our Common Stock and partners in such partnerships should consult their tax advisors.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED STATES FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Leafly Holdings, Inc.

We believe that the Reverse Stock Split will constitute a reorganization as described in Section 368(a)(1)(E) of the Code. Accordingly, we will not recognize taxable income, gain or loss in connection with the Reverse Stock Split.

Stockholders

The federal income tax consequences of the Reverse Stock Split for our stockholders will differ depending on the number of shares of pre-split common stock owned and, in some cases, constructively owned by such stockholders. As set forth in more detail below, stockholders who own at least the Ratio Number of shares of pre-split common stock will retain their shares and will not recognize any gain, loss or dividend income as a result of the Reverse Stock Split. Stockholders who own fewer than the Ratio Number of shares of pre-split Common Stock will receive cash, the treatment of which will depend on whether the constructive ownership rules described below are applicable. If such constructive ownership rules do not apply, a stockholder who owns fewer than the Ratio Number of shares of pre-split common stock generally will recognize gain or loss upon the sale or exchange of the pre-split common stock. If such constructive ownership rules apply, the stockholder may be required to treat any cash received as a dividend distribution rather than as gain or loss from a sale or exchange, as more fully described below. The differences in tax consequences to the stockholders do not depend on whether a stockholder is an affiliate of the Company, has voted to approve the Reverse Stock Split or is an unaffiliated stockholder. Neither the differences in tax consequences between stockholders who hold at least the Ratio Number of shares of pre-split common stock and stockholders who own fewer than the Ratio Number of shares of pre-split common stock nor the differences in tax consequences between the stockholders and the Company were reasons for the Company to undertake the Reverse Stock Split in this form at this time.

Stockholders Who Receive Shares of Post-Split Common Stock

A stockholder who retains shares of post-split common stock in the transaction (i.e., a stockholder who owns at least the Ratio Number of shares of pre-split common stock) will not recognize gain or loss or dividend income as a result of the Reverse Stock Split with respect to their continuing shares, and the tax basis (as adjusted for the Reverse Stock Split) and holding period of such stockholder in shares of pre-split common stock will carry over as the tax basis and holding period of such stockholder’s shares of post-split common stock.

Stockholders Who Receive Cash

The cash received by stockholders in the Reverse Stock Split will be treated as having such shares redeemed in a taxable transaction governed by Section 302 of the Code and, depending on a stockholder’s situation, the transaction will be taxed as either:

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A sale or exchange of the redeemed shares, in which case the stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder’s tax basis for the redeemed shares; or
•
A cash distribution which is treated: (i) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder’s tax basis in the redeemed shares; and (iii) finally, as gain from the sale or exchange of the redeemed shares.

Amounts treated as gain or loss from the sale or exchange of redeemed shares will be capital gain or loss. Amounts treated as a taxable dividend are ordinary income to the recipient; however, a corporate taxpayer (other than an S corporation) may be allowed a dividends received deduction subject to applicable limitations and other special rules.

Under Section 302 of the Code, a redemption of shares from a stockholder as part of the Reverse Stock Split will be treated as a sale or exchange of the redeemed shares if:

•
the Reverse Stock Split results in a “complete termination” of such stockholder’s interest in the Company;
•
the receipt of cash is “substantially disproportionate” with respect to the stockholder; or
•
the receipt of cash is “not essentially equivalent to a dividend” with respect to the stockholder.

These three tests (the “Section 302 Tests”) are applied by taking into account not only shares that a stockholder actually owns, but also shares that the stockholder constructively owns pursuant to Section 318 of the Code. Under the constructive ownership rules of Section 318 of the Code, a stockholder is deemed to constructively own shares owned by certain related individuals and entities in which the stockholder has an interest in addition to shares directly owned by the stockholder. For example, an individual stockholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents (“family attribution”). In addition, a stockholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the stockholder has a beneficial interest, by partnerships in which the stockholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such stockholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by stockholders of corporations may be considered owned by these entities (“entity attribution”). A stockholder is also deemed to own shares which the stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. Constructively owned shares may be reattributed to another taxpayer. For example, shares attributed to one taxpayer as a result of entity attribution may be attributed from that taxpayer to another taxpayer through family attribution.

A stockholder who receives cash in the Reverse Stock Split (i.e., owns fewer than the Ratio Number of shares of pre-split Common Stock) and does not constructively own any shares of post-split common stock will have his or her interest in the Company completely terminated by the Reverse Stock Split and will therefore receive sale or exchange treatment on his or her pre-split common stock. That is, such a stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder’s tax basis for his or her shares of pre-split common stock.

A stockholder who receives cash in the Reverse Stock Split and would only constructively own shares of post-split common stock as a result of family attribution may be able to avoid constructive ownership of the shares of post-split common stock by waiving family attribution and, thus, be treated as having had his or her interest in the Company completely terminated by the Reverse Stock Split. Among other things, waiving family attribution requires (i) that the stockholder have no interest in the Company (including as an officer, director, employee or stockholder) other than an interest as a creditor and does not acquire such an interest during the ten-year period immediately following the Reverse Stock Split other than stock acquired by bequest or inheritance and (ii) including an election to waive family attribution in the stockholder’s tax return for the year in which the Reverse Stock Split occurs.

A stockholder who receives cash in the Reverse Stock Split and immediately after the Reverse Stock Split constructively owns shares of post-split common stock must compare (i) his, her or its percentage ownership immediately before the Reverse Stock Split (i.e., the number of voting shares actually or constructively owned by him, her or it immediately before the Reverse Stock Split divided by the number of voting shares outstanding immediately before the Reverse Stock Split) with (ii) his, her or its percentage ownership immediately after the Reverse Stock Split (i.e., the number of voting shares constructively owned by his, her or it immediately after the Reverse Stock Split divided by the number of voting shares outstanding immediately after the Reverse Stock Split).

If the stockholder’s post-Reverse Stock Split ownership percentage is less than 80% of the stockholder’s pre-Reverse Stock Split ownership percentage, the receipt of cash is “substantially disproportionate” with respect to the stockholder, and the stockholder will, therefore, receive sale or exchange treatment on the portion of his, her or its shares of pre-split Common Stock exchanged for cash in lieu of fractional shares.

If the receipt of cash by a stockholder fails to constitute an “exchange” under the “substantially disproportionate” test or the “complete termination” test, the receipt of cash may constitute an “exchange” under the “not essentially equivalent to a dividend” test. The receipt of cash by a stockholder will be “not essentially equivalent to a dividend” if the transaction results in a “meaningful reduction” of the stockholder’s proportionate interest in the Company. If (i) the stockholder exercises no control over the affairs of the Company (e.g., is not an officer, director or high ranking employee), (ii) the stockholder’s relative stock interest in the Company is minimal, and (iii) the stockholder’s post-Reverse/ Forward Stock Split ownership percentage is less than the stockholder’s pre-Reverse/ Forward Stock Split ownership percentage, the receipt of cash will generally not be essentially equivalent to a dividend with respect to the stockholder and the stockholder will, therefore, receive sale or exchange treatment on the portion of his, her or its shares of pre-split common stock exchanged for cash in lieu of fractional shares.

In all other cases, cash in lieu of fractional shares received by a stockholder who immediately after the Reverse Stock Split constructively owns shares of post-split common stock will be treated: (i) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder’s tax basis in the redeemed shares; and (iii) finally, as gain from the sale or exchange of the redeemed shares.

Backup Tax Withholding

We are required to furnish to the holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock.

You may be subject to backup withholding with respect to proceeds received from a disposition of the shares of common stock. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. You will be subject to backup withholding if you are not otherwise exempt and you (a) fail to furnish your taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect TIN; (c) are notified by the IRS that you have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that you have furnished a correct TIN and that the IRS has not notified you that you are subject to backup withholding. Backup withholding is not an additional tax but, rather, is a method of tax collection. You generally will be entitled to credit any amounts withheld under the backup withholding rules against your United States federal income tax liability provided that the required information is furnished to the IRS in a timely manner.

Source and Amounts of Funds

Based on estimates of the record ownership of shares of our common stock, the number of shares of our common stock outstanding and other information as of April 10, 2025, and assuming that approximately 447,000 pre-Reverse Stock Split shares of our common stock are cancelled in the Reverse Stock Split (which in the aggregate constitute less than 15% of our common stock outstanding before the Reverse Stock Split), Leafly estimates that the total funds required to consummate the Transaction will be approximately $315,020. Approximately $125,000 of this amount will be used to pay the consideration for fractional shares of our common stock resulting from the Reverse Stock Split and approximately $190,000 will be used to pay the costs of the Transaction, estimated as follows:

($)

SEC Filing Fees	$20
Cash consideration for fractional shares	125,000
Accounting Fees	11,000
Legal Fees	93,000
Printing and Mailing Costs	40,000
Proxy Solicitation	24,500
Transfer and Exchange Agent fees	18,000
Other miscellaneous fees and expenses	3,500
Total	$315,020

Final costs of the Transaction may be more or less than the estimates shown above. Leafly expects to pay the costs of the Transaction, including the amounts to be paid to shareholders holding fewer than the Ratio Number of shares of our common stock, out of our currently available cash.

LEAFLY INFORMATION

Leafly

Leafly’s mission is to help people discover cannabis. We endeavor to serve as the world’s most trusted destination to discover and shop for legal cannabis. The Company was founded in 2010 with the objective to demystify cannabis, a product that lived in the shadows through decades of prohibition. Tens of millions of unique visitors access Leafly each year to learn more about legal cannabis, discover what products are right for them, and to shop with regulation-compliant local businesses. Through helping people navigate their cannabis journey, Leafly helps millions of consumers discover the benefits of cannabis.

Leafly began as a platform to provide consumers with trusted cannabis information. Since then, Leafly has evolved into a content-first, community-driven, multi-sided marketplace that connects consumers to cannabis brands and licensed retailers. We offer cannabis retailers and brands subscription-based marketplace listings that provide our broad-based cannabis audience with information, reviews, menus, and ordering and delivery options through legal retailers. Our audience — which was over 70 million in 2023 — chooses Leafly for our unique, original content and data.

On February 4, 2022 (the “Closing Date”), we consummated a business combination in connection with that certain Agreement and Plan of Merger, dated as of August 9, 2021 and amended on September 8, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Merida (as defined below), Merger Sub I (as defined below), Merger Sub II (as defined below) and Leafly Holdings, Inc., a Washington corporation (“Legacy Leafly”). Pursuant to the Merger Agreement and in connection therewith, at the Closing, among other things, (i) Merger Sub I merged with and into Legacy Leafly (the “Initial Merger”), with Legacy Leafly being the surviving entity (the “Initial Surviving Company”) of the Initial Merger and Legacy Leafly’s shareholders receiving Common Stock, in exchange for their equity securities of Legacy Leafly, and (ii) immediately following the Initial Merger and as part of the same overall transaction as the Initial Merger, the Initial Surviving Company merged with and into Merger Sub II (the “Final Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Final Merger as a limited liability company named Leafly, LLC (the “Final Surviving Company”). In connection with the Closing, the registrant changed its name from “Merida Merger Corp. I” to “Leafly Holdings, Inc.” As a result of the foregoing business combination (the “Business Combination”) and such name change, Legacy Leafly became a wholly owned subsidiary of the Company, with the securityholders of Legacy Leafly becoming securityholders of the Company.

Our principal executive offices are located at 600 1st Avenue, Suite 330, PMB 88154, Seattle, Washington.

Going Concern Status

Under the rules of ASC Subtopic 205-40 “Presentation of Financial Statements — Going Concern” (“ASC 205-40”), reporting companies are required to evaluate whether conditions and/or events raise substantial doubt about their ability to meet their future financial obligations as they become due within one year after the date that the financial statements are issued. This evaluation takes into account a company’s current available cash and projected cash needs over the one-year evaluation period but may not consider things beyond its control. At December 31, 2024, we had $29.4 million of 2022 Notes (defined below) which were scheduled to mature on January 31, 2025 and were modified on January 15, 2025 and extended to July 1, 2025, contingent upon a 12.5% reduction in principal that was paid on January 21, 2025. Based on its current liquidity position the Company would not be able to repay the 2022

Notes when due. In addition, as noted above, the Company has experienced revenue declines, incurred recurring operating losses, used cash from operations, and relied on the capital raised in the Business Combination to continue ongoing operations. The Company has incurred operating losses since its inception and had an accumulated deficit of $79.9 million and $74.2 million at December 31, 2024 and 2023, respectively. These conditions, when considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern within one year of the date that its 2024 financial statements are issued.

The Company’s management is closely monitoring and reducing operating expenses where it is able to, while ensuring the trajectory and viability of the business remains intact. However, the Company cannot meet its debt maturity obligations without a significant capital infusion or a lender’s commitment to refinance the debt. After considering all available evidence, Leafly’s management determined that the combined impact of the cost reduction measures, Leafly’s current negative working capital of $17.9 million as of December 31, 2024 and planned operations will not be sufficient to meet the Company’s capital requirements for a period of at least twelve months from the date that these December 31, 2024 financial statements are issued and that substantial doubt exists about Leafly’s ability to continue as a going concern. Management will continue to evaluate our liquidity and capital resources.

Our ability to continue as a going concern may depend on our ability to raise additional funds, which we may seek to do through equity or debt financings, or seek to refinance the 2022 Notes. As substantial doubt about our ability to continue as a going concern exists, our ability to raise additional funds through the sale and issuance of equity or debt securities or through bank or other financing could be substantially impaired. There can be no assurance that we will be able to raise additional funds or have access to bank or other financings or even if we have access to such financing, that it will be available on terms commercially acceptable to the Company. If we raise funds by issuing debt securities or preferred stock, or by incurring loans, these forms of financing would have rights, preferences, and privileges senior to those of holders of our common stock. If adequate capital is not available to us when needed, or in the amounts required, we may be forced to terminate, significantly curtail or cease our operations or to pursue other strategic alternatives, including bankruptcy, which may not be available to us. Our consolidated results of operations could be materially adversely affected by these decisions and shareholders could lose all of your investment in the Company.

Company Securities

Shares Issued and Outstanding

The following description summarizes the material terms of the securities of Leafly Holdings, Inc. registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”): (1) common stock and (2) Warrants to purchase common stock. This summary does not purport to be complete and is qualified by reference to the provisions of Leafly’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), Amended and Restated Bylaws, as amended (the “Bylaws”), Amended and Restated Registration Rights Agreement, dated February 4, 2022, by and among Leafly and certain stockholders of Leafly (the “Registration Rights Agreement”), and the Warrant Agreement, dated November 4, 2019, by and between Merida and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), which are incorporated by reference as exhibits to the Annual Report on Form 10-K, and to the applicable provisions of Delaware law.

Authorized and Outstanding Stock

Leafly’s authorized capital stock consists of:

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200,000,000 shares of Leafly Common Stock, $0.0001 par value per share; and
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5,000,000 shares of Leafly Preferred Stock, $0.0001 par value per share.

Reverse Stock Split

On July 12, 2023,during the Company’s 2023 Annual Meeting of Stockholders, Leafly’s stockholders approved a proposal for a reverse stock split (the “2023 Reverse Stock Split”) as part of the Company’s plan to regain compliance with the Bid Price Requirement under Nasdaq listing rules. Effective September 12, 2023, the Company effected a one-for-twenty (1-for-20) reverse stock split of its common stock. As a result of the 2023 Reverse Stock Split, Leafly issued approximately 34,192 shares under the provisions of the Reverse Stock Split and no fractional shares were issued in connection with the 2023 Reverse Stock Split. All shares and share prices herein have been updated accordingly to reflect the impact of the 2023 Reverse Stock Split.

Voting Rights

Except as otherwise required by law or the Certificate of Incorporation, the holders of Leafly common stock exclusively possess all stockholder voting power with respect to Leafly. Holders of Leafly common stock are entitled to one vote per share on each matter properly submitted to a vote of stockholders. The holders of Leafly common stock will at all times vote together as one class on all matters submitted to a vote of stockholders, unless otherwise required by Delaware law or the Certificate of Incorporation.

Dividend Rights

Subject to the rights, if any, of the holders of any outstanding series of the Leafly Preferred Stock, the holders of Leafly common stock are entitled to receive dividends and other distributions (payable in cash, property or capital stock of Leafly) when, as and if declared by the Leafly Board of Directors out of any assets or funds legally available and will share equally on a per share basis in such dividends and distributions

No Preemptive or Similar Rights

Leafly common stock is not entitled to preemptive rights, and is not subject to conversion, redemption or sinking fund provisions.

Liquidation, Dissolution and Winding Up

Subject to the rights, if any, of the holders of any outstanding shares of Leafly Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up, after payment or provision for payment of the debts and other liabilities of Leafly, the holders of Leafly common stock will be entitled to receive all the remaining assets of Leafly available for distribution to its stockholders, ratably in proportion to the number of shares of the Leafly common stock held by them.

Leafly Preferred Stock

Blank Check Preferred

The Leafly Board of Directors is authorized, subject to limitations prescribed by the law of the State of Delaware, to issue Leafly Preferred Stock from time to time in one or more series. The Leafly Board of Directors is authorized to establish the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The Leafly Board of Directors is able, without stockholder approval, to issue Leafly Preferred Stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Leafly common stock and could have anti-takeover effects. The ability of the Leafly Board of Directors to issue Leafly Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of Leafly or the removal of existing management.

Class A Preferred Stock

On April 1, 2025, in connection with the Subscription Agreement, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Series A Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series A Certificate of Designation designates one share of the Company’s preferred stock as Series A Preferred, and establishes and designates the preferences, rights and limitations thereof. The Series A Certificate of Designation became effective upon filing.

Convertibility. The share of Series A Preferred is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company.

Dividends. The share of Series A Preferred shall not be entitled to receive dividends.

Voting. The share of Series A Preferred will have 100,000,000 votes, but has the right to vote only on any Reverse Stock Split proposal and until such time as a Reverse Stock Split proposal is approved by the stockholders, and will have no voting rights except (i) with respect to a Reverse Stock Split proposal in which its votes are cast for and against such Reverse Stock Split proposal in the same proportion as shares of common stock are voted for and against such Reverse Stock Split proposal (with any shares of common stock that are not voted, whether due to abstentions, broker non-votes or otherwise not counted as votes for or against the Reverse Stock Split proposal) and (ii) unless the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company are present, in person or by proxy, at the meeting of stockholders at which a Reverse Stock Split proposal is submitted for stockholder approval (or any adjournment thereof). The share of Series A Preferred will vote together with the Common Stock as a single class on any Reverse Stock Split proposal. The Series A Preferred has no other voting rights, except as may be required by the General Corporation Law of the State of Delaware.

Rank; Liquidation. Upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company, whether voluntarily or involuntarily, pursuant to which assets of the Company or consideration received by the Company are to be distributed to the stockholders, the holder of Series A Preferred will be entitled to receive, before any payment is made to the holders of common stock by reason of their ownership thereof, an amount equal to $100.00.

Transfer Restrictions. The Series A Preferred may not be transferred at any time prior to stockholder approval of a Reverse Stock Split proposal without the prior written consent of the Board.

Redemption. The outstanding share of Series A Preferred will be redeemed in whole, but not in part, for a redemption price of $100.00, payable out of funds lawfully available therefor, upon the earlier of (i) any time such redemption is ordered by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion, or (ii) automatically immediately following the approval by the stockholders of the Company of a Reverse Stock Split proposal.

Warrants

Each whole Warrant entitles the registered holder to purchase 0.05 shares of Leafly common stock at a price of $230.00 per share, subject to adjustment as discussed below. The Warrants will expire on at 5:00 p.m., New York City time on the date that is five years after the Closing Date, or earlier upon redemption or liquidation. In addition to the Warrants, Merida sold private warrants to Merida Holdings, LLC and EarlyBirdCapital in connection with Merida’s initial public offering. The private warrants are identical to the Warrants except that the private warrants are exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by Leafly, in each case so long as they are still held by Merida Holdings, LLC, EarlyBirdCapital, or their permitted transferees. Leafly may call the Warrants for redemption (excluding the private warrants), in whole and not in part, at a price of $0.20 per Warrant in the following circumstances:

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at any time after the Warrants become exercisable;
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upon not less than 30 days’ prior written notice of redemption to each Warrant holder after the Warrants become exercisable;
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if, and only if, the reported last sale price of the shares of Leafly common stock equals or exceeds $360.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period commencing after the Warrants become exercisable and ending on the third business day prior to the notice of redemption to Warrant holders; and
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if, and only if, there is a current registration statement in effect with respect to the shares of Leafly common stock underlying such Warrants.
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If the foregoing conditions are satisfied and Leafly issues a notice of redemption, each Warrant holder can exercise his, her or its Warrant prior to the scheduled redemption date. On and after the redemption date, a record holder of a Warrant will have no further rights except to receive the redemption price for such holder’s Warrant upon surrender of such Warrant.

The redemption criteria for the Warrants have been established at a price which is intended to provide Warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the Warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the Warrants. However, the price of the shares of Leafly common stock may fall below the $360.00 trigger price as well as the $230.00 Warrant exercise price after the redemption notice is issued.

If Leafly calls the Warrants for redemption as described above, Leafly’s management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the Warrants for that number of shares of Leafly common stock equal to the quotient obtained by dividing (a) the product of the number of shares of Leafly common stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (b) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the shares of Leafly common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Warrants.

The Warrants are issued in registered form under a Warrant Agreement between Continental Stock Transfer & Trust Company, as Warrant Agent, and Leafly. The Warrant Agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, or to add or change any other provisions with respect to matters or questions arising under the Warrant Agreement as Leafly and the Warrant Agent may deem necessary or desirable and that they, relying on the advice of counsel, deem shall not adversely affect the interest of the registered holders. The Warrant Agreement requires the approval, by written consent or vote, of the holders of at least 50% of the then outstanding Warrants (including the private warrants) in order to make any change that adversely affects the interests of the registered holders. Notwithstanding the foregoing, Leafly may lower the exercise price of the Warrants or extend the duration of the exercise period without the consent of the registered holders.

The exercise price and number of shares of Leafly common stock issuable on exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, except as described below, the Warrants will not be adjusted for issuances of shares of Leafly common stock at a price below their respective exercise prices.

The Warrants may be exercised upon surrender of the Warrant Certificate on or prior to the expiration date at the offices of the Warrant Agent, with the exercise form on the reverse side of the Warrant Certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of Warrants being exercised. The Warrant holders do not have the rights or privileges of holders of shares of Leafly common stock and any voting rights until they exercise their Warrants and receive shares of Leafly Common Stock. After the issuance of shares of Leafly common stock upon exercise of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No Warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of Leafly common stock issuable upon exercise of the Warrants and a current prospectus relating to such shares of Leafly common stock. Under the terms of the Warrant Agreement, we have agreed to use our best efforts to meet these conditions and to file and maintain a current and effective prospectus relating to the Leafly common stock issuable upon exercise of the Warrants until the expiration of the Warrants. However, we cannot assure you that we will be able to do so. If a registration statement covering the shares of Leafly common stock issuable upon exercise of the Warrants is not effective within 90 days of the Closing Date, Warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their Warrants on a cashless basis.

Warrant holders may elect to be subject to a restriction on the exercise of their Warrants such that an electing Warrant holder would not be able to exercise their Warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the shares of Leafly common stock outstanding.

No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of Leafly common stock to be issued to the Warrant holder.

Anti-Takeover Provisions

Some provisions of Delaware law, the Certificate of Incorporation, and the Bylaws contain provisions that could make the following transactions more difficult: an acquisition of Leafly by means of a tender offer; an acquisition of Leafly by means of a proxy contest or otherwise; or the removal of incumbent officers and directors. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in Leafly’s best interests, including transactions that provide for payment of a premium over the market price for Leafly’s shares.

These provisions, summarized below, are intended to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Leafly to first negotiate with the Leafly Board of Directors. We believe that the benefits of the increased protection of Leafly’s potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure Leafly outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms.

Delaware Law

Leafly is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date on which the person became an interested stockholder unless:

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prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
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the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, (a) shares owned by persons who are directors and also officers and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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at or subsequent to the date of the transaction, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction or series of transactions together resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. We expect the existence of this provision to have an anti-takeover effect with respect to transactions the Leafly Board of Directors does not approve in advance. We also anticipate that Section 203 may discourage attempts that might result in a premium over the market price for the shares of Leafly common stock held by stockholders.

Certificate of Incorporation and Bylaws provisions

The Certificate of Incorporation and Bylaws include a number of provisions that could deter hostile takeovers or delay or prevent changes in control of Leafly’s management team, including the following:

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Board of Directors Vacancies. The Certificate of Incorporation authorizes only the Leafly Board of Directors to fill vacant directorships, including newly created seats. In addition, the number of directors constituting the Leafly Board of Directors is permitted to be set only by a resolution adopted by a majority vote of the Leafly Board of Directors. These provisions prevent a stockholder from increasing the size of the Board of Directors of Leafly and then gaining control of the Leafly Board of Directors by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of the Leafly Board of Directors but promotes continuity of management.
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Classified Board. The Certificate of Incorporation provides that the Leafly Board of Directors is divided into three classes of directors. The existence of a classified board of directors could discourage a third-party from making a tender offer or otherwise attempting to obtain control of Leafly as it is more difficult and time consuming for stockholders to replace a majority of the directors on a classified board of directors.
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Directors Removed Only for Cause. The Certificate of Incorporation provides that stockholders may remove directors only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
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Supermajority Requirements for Amendments of The Certificate of Incorporation and Bylaws. The Certificate of Incorporation further provides that the affirmative vote of holders of at least two thirds of the voting power of the outstanding shares of capital stock will be required to amend certain provisions of the Certificate of Incorporation, including provisions relating to the classified board, the size of the board, removal of directors, special meetings, actions by written consent, indemnification and limited liability, corporate opportunity and amendments. The affirmative vote of holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class, will be required for the stockholders to adopt, amend, alter or repeal the Bylaws, although the Bylaws may be amended by a majority vote of the Leafly Board of Directors.
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Stockholder Action; Special Meetings of Stockholders. The Certificate of Incorporation provides that, subject to the rights of the holders of any outstanding series of Leafly Preferred Stock and the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the chairman of the Leafly Board of Directors, the chief executive officer or the Leafly Board of Directors pursuant to a resolution adopted by a majority of the Leafly board of directors, and specifically denies the ability of stockholders to call a special meeting. The Certificate of Incorporation provides that the stockholders may not take action by written consent, but may only take action at a duly called annual or special meetings of stockholders. As a result, holders of capital stock are not able to amend the Bylaws or remove directors without holding a meeting of stockholders called in accordance with the Bylaws. These provisions might delay the ability of stockholders to force consideration of a proposal or for stockholders to take any action, including the removal of directors.
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Notice Requirements for Stockholder Proposals and Director Nominations. The Bylaws provide advance notice procedures for stockholders seeking to bring business before the annual meeting of stockholders or to nominate candidates for election as directors at the annual meeting of stockholders. The Bylaws also specify certain requirements regarding the form and content of a stockholder’s notice. These provisions might preclude stockholders from bringing matters before the annual meeting of stockholders or from making nominations for directors at the annual meeting of stockholders if the proper procedures are not followed. We expect that these provisions might also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of Leafly.

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No Cumulative Voting. The DGCL provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Certificate of Incorporation does not provide for cumulative voting.
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Issuance of Undesignated Leafly Preferred Stock. The Leafly board of directors has the authority, without further action by the stockholders, to issue up to 5,000,000 shares of undesignated Leafly Preferred Stock with rights and preferences, including voting rights, designated from time to time by the Leafly board of directors. The existence of authorized but unissued shares of Leafly Preferred Stock will enable the Leafly Board of Directors to render more difficult or to discourage an attempt to obtain control of Leafly by means of a merger, tender offer, proxy contest, or other means.
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Choice of Forum. The Bylaws provide that unless Leafly consents in writing to the selection of an alternative forum, the Court of Chancery will be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring: (a) any derivative action or proceeding brought on behalf of Leafly; (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Leafly or Leafly’s stockholders; (c) any action asserting a claim against Leafly, its directors, officers or employees arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws; or (d) any action asserting a claim against Leafly, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of “(a)” through “(d)” above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. Unless Leafly consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws of the United States against Leafly, its officers, directors, employees and/or underwriters. This exclusive forum provision will not apply to claims under the Exchange Act, but will apply to other state and federal law claims including actions arising under the Securities Act. Section 22 of the Securities Act, however, creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such a forum selection provision as written in connection with claims arising under the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions. In such instance, we would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of the Bylaws. This may require significant additional costs associated with resolving such action in other jurisdictions and there can be no assurance that the provisions will be enforced by a court in those other jurisdictions.

Other Agreements with Respect to the Company’s Securities

Series A Preferred Stock

On April 1, 2025, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Yoko Miyashita, the Chief Executive Officer of the Company, pursuant to which the Company agreed to issue and sell one share of the Company’s newly designated Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred”), to Ms. Miyashita for a purchase price of $100.00.

Pursuant to the Subscription Agreement, Ms. Miyashita has agreed to cast the votes represented by the share of Series A Preferred on any Reverse Stock Split proposal in the same proportion as shares of common stock of the Company are voted (excluding any shares of common stock that are not voted, whether due to abstentions, broker non-votes or otherwise) on such Reverse Stock Split proposal; provided, that unless and until at least 33 1∕3 % of the outstanding shares of common stock on the record date established for the meeting of stockholders at which the Reverse Stock Split proposal is presented are present in person or represented by proxy at such meeting, Ms. Miyashita will not vote the share of Series A Preferred on such Reverse Stock Split proposal.

Registration Rights

At the closing of the Business Combination, the Company entered into the Registration Rights Agreement, attached as an exhibit to this Annual Report on Form 10-K, with the registration rights holders. Pursuant to the terms of the Registration Rights Agreement, (a) any (i) outstanding share of Leafly common stock or any private warrants, and (ii) shares of Leafly common stock issued as Earnout Shares (as defined below) to shareholders of Legacy Leafly that received shares of Leafly common stock in the Business Combination or issuable as Earnout Shares pursuant to the Earnout Plan (as defined below) and (b) any other equity security of Leafly issued or issuable with respect to any such share of Leafly common stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, are entitled to registration rights. The Registration Rights Agreement provides that Leafly will, as soon as reasonably practicable, but in any event within 30 days after the consummation of the transactions contemplated by the Merger Agreement, subject to extensions as set forth in the Registration Rights Agreement, file with the SEC a shelf registration statement registering the resale of the registration rights holders shares and will use its commercially reasonable best efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof, but in no event later than 60 days following the filing deadline, subject to extensions as set forth in the Registration Rights Agreement. Merida Holdings, LLC, EarlyBirdCapital, and their transferees may demand not more than three demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the shareholders of Legacy Leafly that received shares of Leafly common stock in the Business Combination may demand not more than six demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and Leafly will not be obligated to participate in more than four demand registrations or shelf underwritten offerings, in any twelve-month period. Leafly will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement.

2022 Notes

Merida entered into a $30,000,000 convertible note purchase agreement (the “Note Purchase Agreement”) in January 2022, which Legacy Leafly subsequently guaranteed and joined as a party to the agreement on February 4, 2022 in connection with the Business Combination (the “2022 Notes”). Accordingly, post-Business Combination, the 2022 Notes are presented as a liability on Leafly’s balance sheet, net of debt issuance costs and debt discount. The 2022 Notes bear interest at 8% annually (with an effective interest rate of 9.91% for the year ended December 31, 2024), paid in cash semi-annually in arrears on July 31 and January 31 of each year, and were scheduled to mature on January 31, 2025.

The 2022 Notes were unsecured convertible senior notes due 2025. They are convertible at the option of the holders at any time before maturity at an initial conversion share price of $250.00 per $1,000 principal amount of 2022 Notes and per $1,000 of accrued but unpaid interest on any converted 2022 Notes. In addition, the Company may, at its election, force the conversion of the 2022 Notes on or after January 31, 2024, if the volume-weighted average trading price of the Company’s common stock exceeds $360.00 for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days. The Company also has the option, on or after January 31, 2023 and prior to the 40th trading day immediately before the maturity date and subject to the holders’ ability to optionally convert, to redeem all or a portion of the 2022 Notes at a cash redemption price equal to 100% of the principal amount of the 2022 Notes, plus accrued and unpaid interest, if any. The holders of the 2022 Notes have the right to cause the Company to repurchase for cash all or a portion of the 2022 Notes held by such holder upon the occurrence of a “fundamental change” (as defined in the Note Purchase Agreement) or in connection with certain asset sales, in each case at a price equal to 100% of par plus accrued and unpaid interest, if any.

2023 and 2024 Partial Conversions

On December 19, 2023, the Company and each of the 2022 Note holders executed a notice of conversion and consent (the “Conversion Notice”) to effect a temporary and limited adjustment to the conversion price under the Note. Pursuant to the Conversion Notice, the conversion price under the Note was equal to the dollar amount that was 5% less than the last reported sale price of the Company’s common stock on the trading day prior to the date of the Conversion Notice, or $4.978 (the “Conversion Price Adjustment”). The Conversion Price Adjustment was available for a period of five business days from the date of the Conversion Notice or until conversion requests for up to $300,000 were received, whichever was earlier. On December 19, 2023, one holder tendered a conversion request for $300,000 at the Conversion Price Adjustment, resulting in the issuance of an aggregate of 60,265 shares of common stock and a corresponding reduction in the outstanding amount of the 2022 Notes of $300,000. Following such tender and in accordance with the terms of the Conversion Notice, the Conversion Price Adjustment was terminated.

On May 7, 2024, the Company and each of the 2022 Note holders executed a notice of conversion and consent (the “Second Conversion Notice”) to effect a temporary and limited adjustment to the conversion price under the 2022 Notes. Pursuant to the Second Conversion Notice, the conversion price under the 2022 Notes was equal to the dollar amount that was 5% less than the last reported sale price of the Company’s common stock on the trading day prior to the date of the Second Conversion Notice, or $2.8405 (the “Second Conversion Price Adjustment”). The Second Conversion Price Adjustment was available for a period of five business days from the date of the Second Conversion Notice or until conversion requests for up to $275,000 were received, whichever was earlier. On May 7, 2024, one holder tendered a conversion request for $275,000 at the Second Conversion Price Adjustment, resulting in the issuance of an aggregate of 96,813 shares of common stock and a corresponding reduction in the outstanding amount of the 2022 Notes of $275,000. Following such tender and in accordance with the terms of the Conversion Notice, the Conversion Price Adjustment was terminated. The Company shall pay applicable accrued interest payable and owing on the converted amount through the effective date of the conversion in accordance with the terms of the 2022 Notes in cash on the next interest payment date.

Debt Modification

On January 15, 2025, the Company entered into an amendment (the “Debt Amendment”) to the terms of the Note Purchase Agreement, relating to the 2022 Notes. Concurrently with the Debt Amendment, the Company entered into an amended and restated note (the “Amended and Restated Note”) for the 2022 Notes. The Debt Amendment and the Amended and Restated Note, among other things, (i) extended the maturity date of the 2022 Notes from January 31, 2025 to July 1, 2025 and (ii) added certain financial maintenance covenants. In addition, the Company agreed to pay down 12.5% of the outstanding principal of the Notes and all accrued and unpaid interest on the Notes since the last interest payment date on July 31, 2024. Accordingly, the prepayment of $3,678,000 and interest payment of $1,118,000 occurred on January 21, 2025. In connection with the Debt Amendment, the Company also granted the holders of the 2022 Notes a security interest in the Company’s assets as collateral to secure the Company’s obligations underlying the 2022 Notes, subject to certain exceptions and limitations.

The aforementioned new financial maintenance covenants required by the Debt Amendment include primarily:

•
maintenance of monthly revenue equivalent to at least $30,000 on an annualized basis beginning January 1, 2025 to be certified on a monthly basis;
•
maintenance of trailing quarterly Adjusted EBITDA of greater than negative $500 beginning with the first quarter of 2025;
•
maintenance of a minimum Liquidity (defined as unrestricted cash and cash equivalents) of $4,500 at all times after the amendment effective date to be certified on a monthly basis; and
•
quarterly and annual financial statement reporting requirements.

Equity Incentive Plans

Our employees are eligible to receive equity-based awards at the discretion of the Compensation Committee of the Board of Directors under our 2021 Equity Incentive Plan. Prior to the Business Combination, employees received grants of stock options under our 2018 Equity Incentive Plan.

2021 Plan

The 2021 Plan became effective immediately upon closing of the Business Combination. Pursuant to the 2021 Plan, 225,125 shares of common stock were initially reserved for issuance. During the term of the 2021 Plan, the number of shares of common stock thereunder automatically increases on each January 1, commencing on January 1, 2023, and ending on (and including) January 1, 2031, by the lesser of (i) 10% of the fully diluted shares of common stock as of the last day of the preceding fiscal year and (ii) 225,125 shares (adjusted pursuant to the terms of the 2021 Plan). Effective January 1, 2025, 270,436 shares of common stock were available for issuance under the 2021 Plan and 45,312 remained available at December 31, 2024.

2018 Plan

The 2018 Plan became effective on April 17, 2018. The 2018 Plan terminated upon closing of the Business Combination in 2022, but then-outstanding options under the 2018 Plan remain outstanding pursuant to their terms, with adjustments to the number of shares and exercise prices to reflect the terms of the Business Combination.

Market Information

Effective January 17, 2025, our common stock, par value $0.0001 per share, and warrants to purchase shares of our common stock are currently traded on the OTC Pink Sheet Open Market and, since April 22, 2023, on the Capital Market. Any over-the-counter market quotations on the OTC Pink Sheet Open Market reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. From February 4, 2022 until April 21, 2023, our common stock and warrants were traded on the Nasdaq Global Market, under the symbols LFLY and LFLYW, respectively. From November 7, 2019 until February 3, 2022, our common stock and warrants traded on the Nasdaq Global Market under the trading symbols “MCMJ” and “MCMJW,” respectively.

The high and low sales price per common share as reported on the consolidated reporting system are set forth below for the periods indicated.

	High	Low
Year Ending December 31, 2025: (1)
First Quarter	$1.75	$0.18
Second Quarter (through April 10, 2025)	$0.28	$0.17

Year Ended December 31, 2024: (2)
First Quarter	$5.09	$2.06
Second Quarter	$4.35	$1.37
Third Quarter	$3.58	$1.73
Fourth Quarter	$2.13	$1.10

Year Ended December 31, 2023: (3)
First Quarter	$14.60	$6.80
Second Quarter	$9.40	$4.68
Third Quarter	$16.00	$5.30
Fourth Quarter	$9.31	$4.49

1.
Nasdaq Capital Market until January 16, 2025; OTC Pink Sheet Open Market starting from January 17, 2025.
2.
Nasdaq Capital Market.
3.
Nasdaq Global Market from January 1, 2023 to April 21, 2023; Nasdaq Capital Market from April 22, 2023 to December 31, 2024.

Holders

The aggregate number of stockholders of record as of April 10, 2025 was 432.

Dividend Policy

We have never paid any cash dividends on our common stock. We anticipate that we will retain funds and future earnings to support operations and to finance the growth and development of our business. Therefore, we do not expect to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements and other factors that our board of directors deems relevant. Moreover, the terms of our outstanding convertible notes restrict our ability to pay dividends, and any additional debt we or any of our subsidiaries may incur in the future may include similar restrictions.

Security and Voting Ownership of Certain Beneficial Owners and Management

Information about our beneficial ownership is discussed in greater detail under the heading “Security and Voting Ownership of Certain Beneficial Owners and Management” on page 77.

Information Relating to Our Directors and Executive Officers

Information about our directors and officers is discussed in greater detail under Proposal No. 1 — Election of Class I Director” above, starting on page 14 and “Executive Compensation” below, starting on page 61.

Involvement in Certain Legal Proceeding

To the best of our knowledge, none of our directors, executive officers, or controlling persons has been: (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past five years; or (ii) a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Citizenship of Our Directors and Executive Officers

All of our directors and executive officers are citizens of the United States.

Previous Public Offerings

In the past three years, we have not engaged in any underwritten public offerings of our securities. However, we did register through a Registration Statement on Form S-3 (333-270924) which was declared effective on April 12, 2023, the offer and sale (i) the offer and sale by Leafly Holdings, Inc. (formerly known as Merida Merger Corp. I), of up to $75,000,000 in the aggregate of the securities identified herein from time to time in one or more offerings; (ii) the issuance by the Company of an aggregate of up to 10,450,987 shares of the Company’s common stock, par value $0.0001 per share, that are issuable upon the exercise of Warrants originally issued in the initial public offering of units of Merida and Warrants originally issued in a private placement simultaneously with Merida’s initial public offering (as described above); and (iii) the offer and resale from time to time by the selling securityholders named herein (the “Selling Securityholders”), or their permitted transferees, of up to (A) 17,338,901 shares of common stock, which includes (I) 11,943,212 shares of common stock (a) issued in connection with the Business Combination by certain Selling Securityholders named herein, which shares were originally issued to holders of Legacy Leafly’s common stock and preferred stock, and were automatically converted into the right to receive a number of shares of Merida’s common stock, or (b) acquired after the Business Combination by certain Selling Securityholders named herein to the extent such shares of Common Stock are “restricted securities” (as defined in Rule 144 under the Securities Act) or are otherwise held by an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company; (ii) 1,625,194 shares of common stock originally issued prior to Merida’s initial public offering at a price of approximately $0.009 per share; (iii) 3,762,287 shares of common stock that may be issued upon exercise of Warrants referred to in clause (c); and (iv) 8,208 shares of common stock underlying certain outstanding options to purchase shares of common stock; (B) 2,495,997 shares of common stock reserved for issuance upon the conversion of the 2022 Notes (the “Shelf Offering”). All of the securities listed in (ii) and (iii) above were previously registered on either the Company’s Registration Statement on Form S-1 (File No. 333-264232), which was originally declared effective on May 16, 2022 (as amended, the “May 2022 Prior Registration Statement”), or the Company’s Registration Statement on Form S-1 (File No. 333-266361), which was originally declared effective on August 2, 2022 (as amended, the “August 2022 Prior Registration Statement” and, together with the May 2022 Prior Registration Statement, the “Prior Registration Statements”). To the Company’s knowledge, all of the securities listed in (iii) above have not been sold or otherwise disposed of by the Selling Securityholders. The Shelf Offering was terminated, and all unsold securities removed from registration pursuant to a post-effective amendment to the Registration Statement on Form S-3, which became effective March 13, 2025.

In connection with the Shelf Offering, on June 27, 2024, the Company entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with The Benchmark Company, LLC (the “Agent”) pursuant to which the Company could sell (the “ATM Offering”), at its option, up to an aggregate of $2,519,000 in shares of Leafly common stock through the Agent and, as of December 31, 2024, $1,266 remained unsold under this limit. The ATM Offering was made pursuant to the Shelf Offering by methods deemed to be “at the market,” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended. The Company agreed to pay the Agent a commission in cash equal to 3% of the gross proceeds from the sale of shares in the ATM Offering. The offering of shares pursuant to the Equity Distribution Agreement has been terminated in accordance with its terms. The Company has agreed to reimburse the Agent for the fees and disbursements of its counsel, payable upon execution of the Equity Distribution Agreement, in an amount not to exceed $50,000 in connection with the establishment of this at-the-market offering program, in addition to certain ongoing fees of its legal counsel. During the year ended December 31, 2024, the Company sold 470,000 shares of common stock at an average price of $2.42 per share and raised gross proceeds totaling $1,137,000 under the ATM Offering including commissions of $34,000. In addition, during the year ended December 31, 2024, the Company incurred $195,000 of costs in connection with launching its ATM Offering.

The Company has also previously registered the offer and sale of securities issued with respect to its 2021 Equity Incentive Plan and 2018 Equity Incentive Plan as follows:

•
Registration Statement on Form S-8 (No. 333-276672), filed on January 24, 2024, registering 249,372 Shares, consisting of: (i) 225,124 Shares issuable pursuant to the 2021 Equity Incentive Plan and (ii) 24,248 Shares issuable pursuant to the 2021 Employee Stock Purchase Plan;
•
Registration Statement on Form S-8 (No. 333-269975), filed on February 24, 2023, registering 2,389,724 Shares issuable pursuant to the 2021 Equity Incentive Plan;
•
Registration Statement on Form S-8 (No. 333-266947), filed on August 18, 2022, registering the offer and sale by selling security holders of up to 3,521,999 Shares that have been issued pursuant to, or may be issued upon the vesting or exercise of awards granted under the 2021 Equity Incentive Plan or the 2018 Equity Incentive Plan;
•
Registration Statement on Form S-8 (No. 333-264333), filed on April 15, 2022, as amended by that Post-Effective Amendment No. 1, filed on December 9, 2022, registering : (i) 4,502,495, Shares issuable pursuant to the 2021 Equity

Incentive Plan (ii) 1,125,624 Shares issuable pursuant to the 2021 Employee Stock Purchase Plan, (iii) 3,726,209 Shares issuable upon the exercise of stock options granted under the 2018 Equity Incentive Plan, and (iv) up to 276,180 Shares that may be offered and sold by selling security holders pursuant to equity awards granted under the 2021 Equity Incentive Plan.

Prior Stock Purchases

The Company has not purchased any of its common stock or warrants in the past two years.

Recent Transactions in Our Common Stock

Except as disclosed in the Proxy Statement and as set forth below, in the last 60 days, there have been no transactions in our common stock by any of our officers or directors and, to our knowledge, by any person controlling us or any of such person’s associates.

Since February 1, 2025, the following vestings occurred with respect to previous grants under the 2021 Equity Incentive Plan:

•
During the month of February 2025, a total of 8,203 restricted stock units vested for employees, executive officers and board members including: 449 shares to Peter Lee, 449 shares to Alan Pickerill, 1,646 shares to Suresh Krishnaswamy and 4,188 shares to Yoko Miyashita.
•
During the month of March 2025, a total of 575 restricted stock units vested for employees.
•
During the month of April 2025 and through April 10, 2025, 7 restricted stock units vested for employees.

Certain Relationships and Related Transactions

Information about past transactions with related persons and our policy with respect to transactions with related persons is discussed in greater detail under the heading “Certain Relationships and Related Transactions” on page 75.

FINANCIAL AND OTHER INFORMATION

The following summary consolidated financial information was derived from, and should be read in conjunction with, our audited consolidated financial statements and notes thereto included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2024 and from our unaudited consolidated financial statements and notes thereto included in Part I, Item 1 of the our Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2024, all of which are incorporated herein by reference (dollars in thousands, except per share amounts):

	For the Nine Months Ended September 30,	Year Ended December 31,
	2024	2024	2023
Statements of Operations Data:
Revenue	$26,123	$34,642	$42,252
Expenses	(29,064)	(37,778)	(49,303)
Loss from operations	(2,941)	(3,136)	(7,051)
Other income (expense), net	(1,860)	(2,611)	(2,447)
Net loss	$(4,801)	$(5,747)	$(9,498)

Net loss per share:
Basic	$(2.05)	$(2.30)	$(4.74)
Diluted	$(2.05)	$(2.30)	$(4.74)

Weighted average shares outstanding:
Basic	2,342,282	2,502,416	2,005,549
Diluted	2,342,282	2,502,416	2,005,549

	As of September 30,	As of December 31,
	2024	2024	2023
Balance Sheet Data:
Assets	$19,680	$19,638	$21,835
Liabilities	34,154	34,747	34,293

Fixed Charges:
Interest expense	$1,874	$2,515	$2,778

Earnings Available for Fixed Charges:
Pe-tax loss	(4,801)	(5,747)	(9,498)
Add: fixed charges	1,874	2,515	2,778
	(2,927)	(3,232)	(6,720)

Ratio of Earnings to Fixed Charges (1)	-	-	-

1.
The Company did not generate earnings sufficient to cover its fixed charges during any of the periods presented.

Our net book value, defined as total assets less liabilities, non-controlling interest and intangible assets, as of December 31, 2024, was ($15,109,000) or negative $4.91 per common share.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma combined condensed consolidated financial information has been prepared to give effect to the proposed Reverse Stock Split, assuming a 1 for 500 reverse stock split and the deregistration of Leafly Holdings, Inc. (“Leafly's") common stock (the “Transaction").

The unaudited pro forma condensed combined financial information and accompanying notes are based on and should be read in conjunction with the historical consolidated financial statements of Leafly included in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025.

The unaudited pro forma condensed combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the Transaction been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma combined condensed financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction, which we refer to as transaction accounting adjustments. Regulation S-X also allows for management adjustments that could include presentation of the reasonably estimable cost savings and revenue enhancements and other transaction effects that have occurred or are reasonably expected to occur.

The following unaudited pro forma consolidated balance sheet as of December 31, 2024, gives effect to the Transaction as if it had been consummated December 31, 2024. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2024, gives effect to the Transaction as if it had been consummated on January 1, 2024.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of Leafly's common stock or the actual or future results of operations of Leafly for any period. Actual results may be materially different than the pro forma information presented.

Leafly Holdings, Inc.

Unaudited Consolidated Condensed

Pro Forma Balance Sheet

Dollars in Thousands, Except Per Share Amounts		1:500 Reverse Split
	As Reported			Pro Forma
	December 31, 2024	Pro Forma Adj		December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$14,531	$(125)	(1)	$14,406
Accounts receivable, net of allowance for credit loss of $370	1,573			1,573
Prepaid expenses and other current assets	699			699
Total current assets	16,803			16,678
Property, equipment, and software, net	2,593			2,593
Restricted cash - long-term portion	241			241
Other assets	1			1
Total assets	$19,638			$19,513

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Convertible promissory notes, net	$29,376			$29,376
Accounts payable	684	190	(1,2)	874
Accrued expenses and other current liabilities	3,098			3,098
Deferred revenue	1,518			1,518
Total current liabilities	34,676			34,866

Non-current liabilities
Other long-term liabilities	71			71
Total non-current liabilities	71			71
Total liabilities	34,747			34,937

Stockholders' deficit
Preferred stock: $0.0001 par value; 5,000,000 authorized; 0 issued and outstanding; aggregate liquidation preference of $0	—			—
Common stock: $0.0001 par value; 200,000,000 authorized; 3,229,575 and 5,608 issued	—			—
Treasury stock: 154,055 and 308 shares held	(31,663)			(31,663)
Additional paid-in capital	96,499			96,499
Accumulated deficit	(79,945)	(315)	(1,2)	(80,260)
Total stockholders' deficit	(15,109)			(15,424)
Total liabilities and stockholders' deficit	$19,638			$19,513

See Notes to Consolidated Pro Forma Financial Information.

Leafly Holdings, Inc.

Unaudited Consolidated Condensed

Pro Forma Statement of Operations

		1:500 Reverse Split
Dollars in Thousands, Except Per Share Amounts	Year Ended			Pro Forma
	December 31, 2024	Pro Forma Adj		December 31, 2024

Revenue	$34,642			$34,642
Cost of revenue	3,677			3,677
Gross profit	38,319			30,965
Operating expenses
Sales and marketing	9,355			9,355
Product development	9,194			9,194
General and administrative	15,552	(1,635)	(3,4,5)	13,917
Total operating expenses	34,101			32,466
Loss from operations	(3,136)			(1,501)
Interest expense, net	(2,515)			(2,515)
Other income (expense), net	(96)			(96)
Net loss	$(5,747)			$(4,112)

Net loss per share:
Basic	$(2.30)	$(1,000.63)		$(1,002.93)
Diluted	$(2.30)	$(1,000.63)		$(1,002.93)

Weighted average shares outstanding:
Basic	2,502,416	(2,498,316)	(3)	4,100
Diluted	2,502,416	(2,498,316)	(1)	4,100

See Notes to Consolidated Pro Forma Financial Information.

Notes to Unaudited Consolidated Condensed Financial Statements

Adjustments to Leafly's balance sheet at December 31, 2024:

1.
To give effect to a 500 for 1 reverse stock split effective December 31, 2024 in which 3,075,520 common Leafly shares are exchanged for 5,608 common Leafly shares and cash of $125,000 is paid to shareholders to retire fractional shares with estimated transaction costs specific to the reverse stock split to be paid to third parties of $39,000.
2.
To give effect to the estimated costs of deregistration effective December 31, 2024 of Leafly's common shares with estimated transaction costs paid to third parties of $151,000.

Adjustments to Leafly's statement of operations for the year ended December 31, 2024:

3.
To give effect to a 500 for 1 reverse stock split effective January 1, 2024 in which 2,502,416 common Leafly shares are exchanged for 4,100 common Leafly shares and cash of $125,000 is paid to shareholders to retire fractional shares with estimated transaction costs specific to the reverse stock split to be paid to third parties of $39,000.
4.
To give effect to the estimated costs of deregistration effective January 1, 2024 of Leafly's common shares with estimated transaction costs paid to third parties of $151,000.
5.
To give effect to the estimated annual cost savings effective January 1, 2024 related to the cessation of public company reporting obligations in the amount of $1,950,000 as a result of the deregistration of Leafly's common shares.

After giving effect to the Transaction, the Pro Forma book value per share would be negative $2.91 at December 31, 2024.

PROPOSAL 4: Approval of One or More Adjournments to the Annual Meeting

To consider and vote on a proposal to approve any adjournment of the Annual Meeting on an advisory basis, if necessary or appropriate, including to solicit additional votes in favor of Proposal No. 3 (Approval of Amendment/Transaction) if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal No. 3 or to establish a quorum. However, this proposal is being submitted on an advisory basis. Regardless of whether this proposal is approved, pursuant to our Bylaws, the chairman of the meeting may also authorize the adjournment of the Annual Meeting in his discretion, to the extent permitted by applicable law.

VOTE REQUIRED

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting, provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the approval of this Proposal No. 4. Approval of this Proposal No. 4 is not a condition to the completion of the actions contemplated by Proposal No. 3. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 4, your shares will be voted in accordance with the recommendation of our Board, which is “FOR” this Proposal No. 4. Abstentions will have no effect with respect to the vote on this Proposal No. 4.

RECOMMENDATION OF THE BOARD

Our Board, by unanimous vote recommends that our stockholders vote “FOR” Proposal No. 4.

CORPORATE GOVERNANCE AND BOARD MATTERS

In accordance with the bylaws of the Company, the Board is divided into three classes, each comprising as nearly as possible one-third of the directors and serving three-year terms with only one class of directors being elected in each year. Ms. Miyashita is assigned to Class I, Mr. Lee was assigned to Class II, and Mr. Monat and Mr. Nannetti were assigned to Class III.

Corporate Governance

We structured our corporate governance in a manner we believe will closely align our interests with those of our stockholders. Notable features of this corporate governance include:

•
each of member of our Board’s Audit and Compensation Committee is comprised solely of independent directors and our Nominating and Corporate Governance Committee is comprised of a majority of independent directors, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;
•
a copy of our corporate governance guidelines is available on our website located at https://investor.leafly.com;
•
each member of our Audit Committee is “independent" and qualified as an “audit committee financial expert” as defined by the SEC; and
•
we have implemented a range of other corporate governance best practices, as further described herein.

The Board adopted corporate governance guidelines (the “Corporate Governance Guidelines”), which serve as a flexible framework within which our Board and its committees operate.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s bylaws, our Corporate Governance Guidelines provide that the Board may, in its discretion, elect a Chairperson of the Board from among the members of the Board. The Board has no policy mandating the separation of the offices of the Chairperson of the Board and the Chief Executive Officer and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.

Our Board believes that we and our stockholders currently are best served by Jeffrey Monat serving as Chairman of our Board, considering his experience, expertise, knowledge of our business and operations, and strategic vision. As Chairman, Mr. Monat presides over meetings of the Board and holds such other powers and carries out such other duties as are customarily carried out by the chairperson of a board of directors.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, independent Audit, Compensation and Nominating and Corporate Governance Committees with significant authority and oversight, and sound corporate governance policies and practices.

Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board is responsible for monitoring and assessing the Company’s strategic risk exposure. Our Audit Committee has the responsibility of providing oversight over cybersecurity risks, disaster recovery and privacy compliance as well as to consider and discuss our major financial risk exposures and the steps management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Meetings and Committees of the Board

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board, written consents in lieu of meetings, and its standing committees. The standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may from time to time establish other committees.

We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend and encourage their attendance at stockholder meetings. All of our directors serving on the Board at the time of our 2024 annual meeting of stockholders attended such meeting. In 2024, our Board held 7 meetings, in addition to numerous informal meetings to discuss the ongoing strategic initiatives and compliance matters discussed in greater detail above under “Background of the Transaction.” All of our directors attended 100% of all board meetings and meetings of committees of which he or she was a member during 2023.

Audit Committee

Our Audit Committee is responsible for, among other things:

•
the appointment, evaluation, compensation, retention and replacement of the Company’s independent auditors;
•
assessing the independence, qualifications and performance of the Company’s independent auditors;
•
overseeing the work of the independent auditors and establishing an understanding of the terms of the audit engagement and the overall audit strategy;
•
reviewing and discussing with management and the independent auditors the Company’s critical accounting policies and practices, financial reporting processes and financial statements and other financial information and reports that may be included in the Company’s regulatory filings;
•
preparing the report that the SEC requires in the Company’s annual proxy statement;
•
reviewing the status of litigation matters, claims, assessments, commitments and contingent liabilities and their potential impact on the Company’s financial statements;
•
providing oversight of management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;
•
reviewing and discussing with management and the independent auditors certain certifications and related disclosures made in the Company’s periodic reports about disclosure controls and procedures, internal control over financial reporting, and fraud;
•
reviewing and assessing the annual internal audit plan;
•
establishing clear hiring policies with respect to employees or former employees of the Company’s independent auditors;
•
reviewing any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;
•
reviewing and assessing legal and regulatory matters; including reviewing and monitoring compliance with the Company’s code of business conduct and ethics;
•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;
•
reviewing and approving or ratifying any related person transactions and other significant conflicts of interest, in each case in accordance with applicable Company policies, applicable law and exchange listing requirements;
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter; and.
•
providing oversight of the Company’s risk management program relating to cybersecurity, and assessing the steps management has taken to monitor and control such risks.

The Board appointed Jeffrey Monat and Andres Nannetti to serve on the Audit Committee, each of whom meets the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules.

Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards and qualifies as an “audit committee financial expert” as defined by the SEC.

In 2023, our Audit Committee met 5 times and each of the members of the Audit Committee attended 100% of the Audit Committee meetings.

Our Board adopted a written charter for the Audit Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•
establishing and reviewing the objectives of the Company’s management compensation programs and its basic compensation policies and reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s executive officers;
•
reviewing and approving any employment, compensation, benefit or severance agreement with any executive officer;
•
evaluating at least annually the performance of the executive officers against any applicable corporate goals and objectives and, based on this evaluation, determining and approving the compensation for the executive officers, subject to any further Board action, provided, however that the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;
•
determining and approving the compensation level (including any awards under any of our compensation plans) for other members of senior management of the Company;
•
reviewing, approving and recommending to the Board the adoption of any incentive compensation plan, employee retirement plan and other material employee benefit plan for employees or consultants of the Company and any modification of such plan;
•
reviewing the Company’s compensation policies and practices for executives, management, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior, as necessary to comply with applicable Exchange Act disclosure requirements;
•
assessing whether the work of any compensation consultant who has been engaged to make determinations or recommendations on the amount or form of executive or director compensation has raised any conflicts of interest and reviewing the engagement and the nature of any additional services provided by such compensation consultant, as well as all remuneration provided to such consultant;
•
assessing the independence of compensation consultants, legal and other advisers to the committee;
•
reviewing and discussing with management the “Compensation Discussion and Analysis” disclosure if required by SEC regulations and determining whether to recommend to the Board, as part of a report of the Compensation Committee to the Board, that such disclosure be included in the Company’s Annual Report on Form 10-K and any proxy statement for the election of directors; and
•
reporting committee findings and recommendations to the Board as well as any other matters deemed appropriate by the committee or requested by the Board.

The Board appointed Jeffrey Monat and Andres Nannetti to serve on the Compensation Committee, with Andres Nannetti serving as its Chair. Each member of the Compensation Committee meets the definition of “independent director” for purposes of serving on the Compensation Committee under the Nasdaq listing standards and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

In 2024, our Compensation Committee met 4 times and each member of the Compensation Committee attended 100% of the Compensation Committee meetings.

The Compensation Committee, by resolution approved by a majority of the Compensation Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from, oversee and terminate any compensation consultant, legal counsel or other adviser to the committee and to be directly responsible for the appointment, compensation and oversight of such adviser’s work. The Compensation Committee engaged Compensia, an independent compensation consultant, to assist it in evaluating executive compensation programs and levels. The Compensation Committee used the services of Compensia to assist it in evaluating executive and director compensation programs and levels during 2024. In addition, Compensia assisted the Compensation Committee with evaluating compensation for our executive officers, including long-term and short-term annual incentive award design; conducting an assessment of the risks associated with the Company's overall compensation policies and practices; and understanding trends in executive and board compensation. Compensia does not provide any other services directly to the Company. The Compensation Committee has assessed Compensia’s independence, taking into consideration the factors listed in Nasdaq Listing Rule 5605(d)(3)(D), and has determined that Compensia’s work with the Company does not raise any conflicts of interest.

Our Board adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee Interlocks and Insider Participation

No person who served on the Compensation Committee during the Company’s last completed fiscal year was at any time during fiscal year 2023, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee. Peter Lee served on the Compensation Committee until March 25, 2024 and served as Merida’s President, Chief Financial Officer and Secretary until the closing on February 4, 2022 of the transactions contemplated by that certain Agreement and Plan of Merger dated August 9, 2021, as amended on September 8, 2021 and January 11, 2022 (the “Merger Agreement”), by and among the Company, Merida, Merida Merger Sub, Inc. and Merida Merger Sub II, LLC. (the “Business Combination”) but did not receive compensation for such service, other than reimbursement for out-of-pocket expenses incurred in connection with activities on Merida’s behalf.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

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recommending to the Board for approval, reviewing the effectiveness of, recommending modifications as appropriate to, and reviewing Company disclosures concerning: (a) the Company’s policies and procedures for identifying and screening Board nominee candidates; (b) the process and criteria (including experience, qualifications, attributes, diversity or skills in light of the Company’s business and structure) used to evaluate Board membership and director independence; and (c) any policies with regard to diversity on the Board;
•
identifying and screening director candidates consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election or re-election by the stockholders;
•
overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;
•
reviewing annually the relationships between directors, the Company and members of management and recommending to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of the Nasdaq and the Company’s corporate governance guidelines;
•
assessing the appropriateness of a director nominee who does not receive a “majority of votes cast” at an election of directors continuing to serve as a director and recommending to the Board the action to be taken with respect to any letter of resignation submitted by such director;
•
assessing the appropriateness of a director continuing to serve on the Board upon a substantial change in the director’s principal occupation or business association from the position such director held when originally invited to join the Board, and recommending to the Board any action to be taken with respect thereto;
•
assessing annually whether the composition of the Board as a whole reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity of background and experience and other desired qualities, and recommending any appropriate changes to the Board;
•
reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommending any changes to the Board for approval;
•
reviewing periodically the committee structure of the Board and recommending to the Board the appointment of directors to Board committees and assignment of committee chairs;
•
reviewing periodically the size of the Board and recommending to the Board any appropriate changes;
•
coordinating with management to develop an appropriate director orientation program and identifying continuing education opportunities;
•
coordinating and overseeing the annual self-evaluation of the role and performance of the Board, its committees, individual directors and management in the governance of the Company;
•
periodically evaluating the qualifications and independence of each director on the Board and making any recommended changes in the composition of the Board or any of its committees;

•
developing and recommending to the Board, reviewing the effectiveness of, and recommending modifications as appropriate to, the corporate governance guidelines of the Company and other governance policies of the Company;
•
reviewing and addressing conflicts of interest of directors and executive officers, and the manner in which any such conflicts are to be monitored; and
•
reporting regularly to the Board on Committee findings, recommendations and any other matters the Nominating and Corporate Governance Committee deems appropriate or the Board requests, and maintaining minutes or other records of Nominating and Corporate Governance Committee meetings and activities.

The Board appointed Jeffrey Monat, Andres Nannetti and Peter Lee to serve on the Nominating and Corporate Governance Committee, with Jeffrey Monat serving as its Chair. Each member of the Nominating and Corporate Governance Committee, other than Peter Lee meets the definition of “independent director” under the Nasdaq rules. In 2024, our Nominating and Corporate Governance Committee met 5 times and each member of the Nominating and Corporate Governance Committee attended 100% of the Nominating and Corporate Governance Committee meetings.

The Nominating and Corporate Governance Committee receives recommendations for potential director candidates from stockholders, management, directors, and other sources. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers, among other things, each candidate’s experience, qualifications, attributes, diversity and skills in light of the Company’s business, structure and current needs of the Board. Stockholders may recommend candidates for Nominating and Governance Committee consideration by submitting such recommendation using the method described under “Stockholder Communications with the Board.” Stockholders may also nominate director candidates in accordance with our bylaws as described under “Proposals by Our Stockholders.”

Our Board adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at https://investor.leafly.com.

Hedging Policy

We have adopted an Insider Trading Policy that prohibits all of our directors, officers and employees from entering into hedging or pledging transactions or similar arrangements with respect to the Company’s securities, including puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds (excluding broad-based index funds), unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer or employee may not hold Company securities in a margin account or pledge Company securities as collateral for a margin loan, unless advance approval is obtained from the Company’s General Counsel.

Insider Trading Policy

The Company has adopted a Policy on Insider Trading that governs the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, and which is filed as an exhibit to this Annual Report on Form 10-K. The Company believes its Policy on Insider Trading is reasonably designed to promote compliance with insider trading laws, rules and regulations.

Stockholder Communications with the Board

Interested parties wishing to communicate with our Board, including the non-management directors of our Board, may do so by writing to the Board and mailing or emailing the correspondence to Leafly Holdings, Inc., 600 1st Ave, Suite 330, PMB 88154, Seattle, WA 98104-2205 (Email: kathleen.mullaney@leafly.com), Attention: Kathleen Mullaney, Assistant Secretary. Our Assistant Secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION

Overview

As a “smaller reporting company,” we provide executive compensation disclosure in this Annual Report pursuant to scaled disclosure rules applicable to smaller reporting companies, as such term is defined in the rules promulgated under the Securities Act, and which require compensation disclosure for (i) our principal executive officer; (ii) two of our other most highly compensated executive officers, whose total compensation for 2024 exceeded $100,000 and who were serving as executive officers as of December 31, 2024; and (iii) up to two additional individuals who would have been named executive officers under (ii) but for the fact that such individuals no longer served as executive officers as of December 31, 2024. We refer to these individuals as our “NEOs.” For fiscal year 2024, our NEOs were Yoko Miyashita, our Chief Executive Officer, Peter Lee, our President and Chief Operating Officer, and Suresh Krishnaswamy, our Chief Financial Officer.

Executive Officers

Yoko Miyashita. Additional information about Ms. Miyashita can be found under “Proposal No. 1 – Election of Class I Director.”

Peter Lee. Additional information about Mr. Lee can be found under “Proposal No. 1 – Election of Class I Director.”

Suresh Krishnaswamy. Mr. Krishnaswamy, age 56, has served as the Company’s Chief Financial Officer since September 2021. Prior to joining Leafly, Mr. Krishnaswamy served as Principal for NextLevel Business Consulting from November 2019 to August 2021, where he developed vision and strategy for large companies in financial services and technology. Prior to joining NextLevel, he served as Chief Financial Officer of Drift from June 2018 to October 2019, as a treasury and pricing strategy consultant for Remitly from April 2017 to November 2017, and as a principal at DataSense Analytics from June 2015 to April 2017. Mr. Krishnaswamy brings more than 25 years of experience in finance and technology, having served in leadership roles at global companies and marketplace startups. He has worked with major investment banks, including Credit Suisse, Bank of America (Fleet Boston Financial), Credit Agricole, and Barclays. Mr. Krishnaswamy holds a BS in Computer Science from the University of Pennsylvania and a MS in Computer Science from the University of Texas.

Employment Arrangements with our Named Executive Officers

Yoko Miyashita, Chief Executive Officer

Ms. Miyashita serves as Leafly’s Chief Executive Officer on an at-will basis pursuant to an employment agreement she entered into with Legacy Leafly, effective as of August 17, 2020 (the “CEO Agreement”). The CEO Agreement provides for (i) a base salary of $400,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 50% of Ms. Miyashita’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. As provided in the CEO Agreement, Ms. Miyashita: (i) received stock option awards in 2021, which are described below under, “— Performance-Based Option Awards” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Ms. Miyashita’s outstanding equity awards as of December 31, 2024. Ms. Miyashita also is eligible to participate in the employee benefit plans generally available to our employees.

The CEO Agreement provides that if any payments or benefits provided for under the agreement or otherwise payable to Ms. Miyashita are considered “excess parachute payments” under Section 280G of the Code, then such payments will be limited to the greatest amount that may be paid to Ms. Miyashita under Section 280G of the Code without causing any loss of deduction to Leafly under such Code section, but only if, by reason of such reduction, the “net after tax benefit” to Ms. Miyashita will exceed the net after tax benefit if such reduction was not made.

For a description of the payments and other benefits that Ms. Miyashita would be entitled to upon certain terminations of employment, see below under “Potential Payments upon Termination of Employment or Change in Control.”

Peter Lee, President and Chief Operating Officer

Mr. Lee serves as Leafly’s President and Chief Operating Officer on an at-will basis pursuant to an offer letter he entered into with Leafly, dated May 1, 2024 (the “COO Letter”). The COO Letter provides for (i) a base salary of $450,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 60% of Mr. Lee’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. Pursuant to the terms of the COO Letter, Mr. Lee (i) received a cash signing bonus of $187,500 and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Mr. Lee’s outstanding equity awards as of December 31, 2024. Also on May 1, 2024, we entered into an Executive Severance Agreement (“COO Severance Agreement”) with Mr. Lee providing for severance benefits in connection with certain terminations of employment. See “Potential Payments upon Termination of Employment or Change in Control” below, for a description of the payments and other benefits to which Mr. Lee would be entitled upon certain terminations of employment. Mr. Lee also is eligible to participate in the employee benefit plans generally available to our employees.

Suresh Krishnaswamy, Chief Financial Officer

Mr. Krishnaswamy serves as Leafly’s Chief Financial Officer on an at-will basis pursuant to an offer letter he entered into with Legacy Leafly, dated September 13, 2021, effective as of September 20, 2021 (the “CFO Letter”). The CFO Letter provides for (i) a base salary of $375,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 40% of Mr. Krishnaswamy’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. Pursuant to the terms of the CFO Letter, Mr. Krishnaswamy (i) received certain “new-hire” equity awards in 2021 and 2022, which are described below under “—Long-Term Equity Incentive Compensation” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Mr. Krishnaswamy’s outstanding equity awards as of December 31, 2024. In July 2023, we entered into an Executive Severance Agreement (“Severance Agreement”) with Mr. Krishnaswamy providing for severance benefits in connection with certain terminations of employment. See “Potential Payments upon Termination of Employment or Change in Control” below, for a description of the payments and other benefits to which Mr. Krishnaswamy would be entitled upon certain terminations of employment. Mr. Krishnaswamy also is eligible to participate in the employee benefit plans generally available to our employees.

Principal Components of Our Executive Compensation Program

This section discusses the material components of our executive compensation program for our NEOs. Leafly became a publicly-traded company in February 2022, and as such, we expect that our executive compensation program will evolve over time, while still supporting Leafly’s overall business and compensation objectives.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program and compared against compensation in the market for similar positions. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the Summary Compensation Table below for the base salary amounts paid to each of our NEOs for their services during the years presented.

Annual Bonus Plan

In 2024, our Compensation Committee approved a 2024 Annual Incentive Plan (“2024 AIP”) that provided for incentive awards to be paid to eligible employees, including our NEOs, in cash, shares of our common stock, or in a combination thereof. The Compensation Committee retained full discretion to determine whether to make awards under the 2024 AIP after considering a range of factors for fiscal year 2024, including year-end cash balance, revenue, adjusted EBITDA, and market and macro conditions. To be eligible to receive any bonus, each NEO must be employed with the Company at the time such payment is made.

In 2024, after assessing the Company’s 2024 financial performance, including the factors discussed above, no awards to NEOs were approved by the Compensation Committee under the 2024 AIP.

Long-Term Equity Incentive Compensation

Our NEOs are eligible to receive equity-based awards at the discretion of our Compensation Committee under our 2021 Plan. Prior to the Business Combination, our NEOs received grants of stock options under our 2018 Plan. Equity awards are intended to further align the interests of our NEOs with the interests of our stockholders and emphasize long-term performance by linking compensation to achievement of performance goals and share price appreciation over a multi-year period and to also support the retention of our management team. Our equity award program for NEOs is determined annually by the Compensation Committee. To date, our NEOs have received grants of service- and performance-based RSUs under our 2021 Plan and service- and performance-based stock options under our 2018 Plan, as described below.

Performance-Based Stock Unit (“PSUs”) Awards

2022 PSU Awards

In 2022, the Compensation Committee granted multi-year PSU awards to our NEOs under our 2021 Plan (the “2022 PSU Awards”). Each 2022 PSU Award consists of three tranches, with the number of PSUs in each tranche generally equal to one-third of the total number of PSUs granted under each such award. Each tranche represents the number of PSUs that are eligible to vest in a respective annual performance period (each a “Performance Period”), based on achievement of performance goals set by our Compensation Committee for each such Performance Period. If all or a portion of the PSUs do not vest for a particular Performance Period, such unvested PSUs will remain outstanding and will be eligible for vesting if we achieve a $1 billion market capitalization for any 20 days during a 30-day period on or before February 4, 2026 (the “PSU Market Cap Milestone”). If the PSU Market Cap Milestone is achieved on or before February 4, 2026, all then outstanding unvested PSUs will become fully vested as of the date the Compensation Committee makes a determination confirming that the PSU Market Cap Milestone has been achieved.

2022 Performance Period

The first tranche of the 2022 PSU Awards was eligible to vest based on achievement of the below “2022 Top Line Revenue” and “Adjusted EBITDA” targets and corresponding payout percentages (the “2022 Performance Goals”) that were set and approved by our Compensation Committee for the “2022 Performance Period,” which ran from January 1, 2022 to December 31, 2022, with such PSUs allocated 50% to each 2022 Performance Goal. At the time we granted the 2022 PSU Awards, we determined that the grant date fair value of the portion of the award subject to the 2022 Top Line Revenue target was $0, based on a conclusion at the date of grant that such target would not be achievable.

2022 Top Line Revenue (1)	Payout Percentage
$55 million	100%
Less than $55 million	0%

1.
“Top Line Revenue” means total reported revenue in the Annual Report on Form 10-K for the 2022 Performance Period.

Adjusted EBITDA (1)	Payout Percentage
Loss equal to or less than $27 million	100%
Loss greater than $27 million but equal to or less than loss of $27.5 million	75%
Loss greater than $27.5 million but equal to or less than loss of $28.5 million	50%
Loss greater than $28.5 million	0%

1.
“Adjusted EBITDA” for the 2022 Performance Period is calculated as net income (loss) before interest, taxes and depreciation and amortization expense adjusted to exclude non-cash, unusual and/or infrequent costs and further adjusted for the impact of any change in accounting due to changes in the form of payment for bonus awards we paid under our 2022 Annual Incentive Plan (“2022 AIP”) (e.g., any add back to expense for payment of annual incentive awards in the form of stock-based awards instead of cash).

In March 2023, after assessing the Company’s achievement of the 2022 Performance Goals, the Compensation Committee made a final determination confirming that (i) the 2022 Top Line Revenue was $47.4 million, resulting in 0% achievement of the Top Line Revenue Performance Goal; and (ii) the Company’s Adjusted EBITDA loss was $23.2 million, resulting in 100% achievement of the Adjusted EBITDA Performance Goal. As a result of such determination, on March 13, 2023, 50% of the PSUs underlying the first tranche of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards vested, and the remaining 50% of the PSUs underlying the first tranche of their respective 2022 PSU Awards that did not vest because the Top Line Revenue Performance Goal was not met will remain outstanding and eligible to vest if the Company achieves the PSU Market Cap Milestone.

2023 Performance Period

The second tranche of our NEOs’ 2022 PSU Awards was eligible to vest based on achievement of the below “Cash Balance” targets and corresponding payout percentages (the “2023 Performance Goals”) that were set and approved by our Compensation Committee for the “2023 Performance Period,” which ran from January 1, 2023 to December 31, 2023.

Cash Balance(1) as of December 31, 2023	Payout Percentage
> 14.5 Million	100%
> 14.3 Million and <= 14.5 Million	87.5%
> 14.1 Million and <= 14.3 Million	75%
> 13.9 Million and <= 14.1 Million	62.5%
> 13.7 Million and <= 13.9 Million	50%
<= 13.7 Million	0%
1.
“Cash Balance” means the amount equal to the Company’s “cash and cash equivalents” less “restricted cash,” each as reflected on the Company’s consolidated balance sheets as of December 31, 2023.

In January 2024, after assessing the Company’s achievement of the 2023 Performance Goals, the Compensation Committee made a final determination confirming that the Company’s Cash Balance as of December 31, 2023 was in excess of $15 million, resulting in 100% achievement of the 2023 Performance Goals. As a result of such determination, on January 30, 2024, 100% of the PSUs underlying the second tranche of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards vested.

2024 Performance Period

The third tranche of our NEOs’ 2022 PSU Awards were eligible to vest based on achievement of the following cash balance targets established by the Compensation Committee in February 2024 for the “2024 Performance Period,” which runs from January 1, 2024 to December 31, 2024:

Cash Balance as of December 31, 2024	Payout Percentage
> 11.2 Million	100%
> 10.5 Million and <= 11.2 Million	87.5%
> 10.0 Million and <= 10.5 Million	75%
> 9.5 Million and <= 10.0 Million	62.5%
> 9.0 Million and <= 9.5 Million	50%
<= 9.0 Million	0%

In February 2025, the Compensation Committee made a final determination confirming that the Company’s Cash Balance as of December 31, 2024 was in excess of $11.2 million, resulting in 100% achievement of the 2024 Performance Goals. As a result of such determination, on February 27, 2025, 100% of the PSUs underlying the third tranche of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards vested.

2023 PSU Awards

In 2023, our Compensation Committee granted one-year PSU awards to our NEOs under our 2021 Plan (the “2023 PSU Awards”), which were eligible to vest based on achievement of the same Cash Balance performance goals that were set by our Compensation Committee for the second tranche of the 2022 PSU Awards, for a performance period running from January 1, 2023 to December 31, 2023, as described above under —2023 Performance Period. In January 2024, after assessing the Company’s achievement of the 2023 Performance Goals, the Compensation Committee made a final determination confirming that the Company’s Cash Balance as of December 31, 2023 was in excess of $15 million, resulting in 100% achievement of the 2023 Performance Goals. As a result of such determination, on January 30, 2024, 100% of the PSUs underlying each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2023 PSU Award vested.

Time-Based RSU Awards

In 2024, we also granted time-based RSU awards under our 2021 Plan to each of our NEOs. As previously disclosed, in March 2024, our Compensation Committee approved annual equity incentive grants to our NEOs in February 2024, which are eligible to vest in 1/4th increments on the 20th day of every third month for one year beginning on April 20, 2024 until the awards fully vested, in each case subject to the NEO’s continuous employment on each scheduled vesting date. See, — Outstanding Awards at Fiscal Year End, below.

Performance-Based Option Awards

In 2021, Legacy Leafly granted Ms. Miyashita and Mr. Krishnaswamy performance-based option awards, as provided under the CEO Agreement and the CFO Letter, respectively (the “Performance Options”), with such grants consisting of a “Liquidity Event Option” and a “Milestone Option.” As previously disclosed, the number of shares underlying each NEO’s Performance Options was adjusted following the closing of the Business Combination and are presented in the “— Outstanding Equity Awards at Fiscal Year-End” table, as adjusted. Each Performance Option is eligible to vest as follows:

•
Liquidity Event Option: In 2022, 50% of Ms. Miyashita’s Liquidity Event Option vested upon the closing of the Business Combination. Mr. Krishnaswamy’s Liquidity Event Option and the unvested 50% of Ms. Miyashita’s Liquidity Event Option are eligible to vest upon the earlier of (i) the Company’s achievement of a $1 billion market capitalization for any 20 days during a 30-day period on or before the fourth anniversary of the closing of the Business Combination (the “Market Cap Milestone”) or (ii) a Change in Control (as defined in the 2018 Plan); provided, in each case of clauses (i) and (ii), that the NEO remains in continuous service until such time.
•
Milestone Option: Each Milestone Option described below is eligible to vest upon the achievement of the milestones and in the amounts set forth below; provided that the NEO remains in continuous service until such time. The Milestone Option is eligible to vest in the amounts set forth below on the earlier of (i) the date following the Company’s filing with the SEC of its Form 10-K for the applicable fiscal year in which the applicable revenue threshold described below is attained, or (ii) the date the Market Cap Milestone is achieved. All shares subject to the Milestone Option will vest immediately upon a Change in Control provided that the NEO remains in continuous service until such time.
o
First Milestone Option: 50% of the total number of shares subject to each Milestone Option would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 equaled or exceeded $65,000,000 (the “2022 Revenue Threshold”) with a “Pro Rata Amount,” defined below, that would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 had equaled or exceeded 90% of the 2022 Revenue Threshold. The unvested First Milestone Option will continue to remain outstanding and eligible to vest if (i) the Market Cap Milestone is achieved, or (ii) there is a Change in Control during the term of the option.
o
Second Milestone Option: 50% of the total number of shares subject to each Milestone Option would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2023 equaled or exceeded $101,000,000 (the “2023 Revenue Threshold,” and each of the 2022 Revenue Threshold and the 2023 Revenue Threshold, a “Revenue Threshold”) (with a Pro Rata Amount vesting if the Company’s gross consolidated revenue for the year ended December 31, 2023 equaled or exceeded 90% of the 2023 Revenue Threshold). “Pro Rata Amount” means an amount equal to between 90% and 100%, inclusive, of the Second Milestone Option, and corresponded to 90% to 100% achievement of the 2023 Revenue Threshold. The unvested Second Milestone Option will continue to remain outstanding and eligible to vest if (i) the Market Cap Milestone is achieved or (ii) there is a Change in Control during the term of the option.

Time-Based Option Awards

Prior to 2022, Legacy Leafly granted time-based stock option awards to each of our NEOs, which generally are eligible to vest 25% on the first anniversary of the applicable vesting commencement date and in 1/48th increments for each subsequent month of the NEO’s continuous employment, until the awards fully vest after four years. Under the terms of the stock option agreements, executive officers have the option of exercising stock options prior to vesting and receive restricted stock upon exercise, which is subject to the same vesting conditions applicable to the underlying stock options.

Retirement Benefits

We offer a tax-qualified defined contribution retirement savings plan (the “401(k) Plan”), pursuant to which our eligible employees, including our NEOs, are able to voluntarily contribute a percentage of their annual compensation on a pre- and post-tax basis, up to the limits prescribed by the Internal Revenue Service. Each pay period, we offer a discretionary 401(k) Company matching contribution for eligible employees who participate in the 401(k) Plan, including our NEOs, of up to 100% of salary deferrals that do not exceed 1% of eligible compensation plus 50% of salary deferrals between 1% and 6% of eligible compensation. Generally, “eligible compensation” used for purposes of calculating contributions under the 401(k) Plan is the amount paid to the employee as base salary, overtime earnings, bonuses and commissions. Each of our NEOs was eligible to participate in the 401(k) Plan in 2023. We do not sponsor any nonqualified deferred compensation plans or pension plans.

2024 Summary Compensation Table

Name and Principal Position		Year	Salary ($)	Stock Awards (1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation (2) ($)	Total ($)

Yoko Miyashita	Chief Executive Officer	2024	$437,500	$87,383	(3)	$—	$—		$39,636	$564,519
		2023	400,000	210,394		—	—		29,565	639,959
Peter Lee	President and Chief Operating Officer	2024	281,250	—		—	187,500	(4)	27,460	496,210
Suresh Krishnaswamy	Chief Financial Officer	2024	382,500	57,803	(5)	—	—		27,460	467,763
		2023	375,000	133,592		—	—		25,073	533,665

1.
Represents the aggregate grant date fair value of RSU and PSU awards granted to our NEOs in the fiscal years presented, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). The grant-date fair values of the RSU awards and PSU awards with performance conditions were determined based on the Company’s closing stock price on the dates of grants, while the grant-date fair value of the PSU awards with market conditions was determined using a Monte-Carlo model. See Note 13, “Equity Incentive and Other Plans” to our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
2.
The amounts reported in this column include 401(k) plan matching contributions of $15,312 and $10,740 for Ms. Miyashita and Mr. Krishnaswamy, respectively; cell phone allowances, health and welfare program premiums totaling $23,724 and $16,119 for Ms. Miyashita and Mr. Krishnaswamy, respectively; and license, certification, and membership renewal fees under programs that are available to substantially all of our U.S.-based employees.
3.
The amount reported includes $12,983 of grant date fair value of the third tranche of Ms. Miyashita’s 2022 PSU Award for the 2024 Performance Period, based on the probable outcome that the 2024 Performance Goal would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based Stock Unit (“PSUs”) Awards” above.
4.
Represents Mr. Lee's signing bonus.
5.
The amount reported includes $5,103 of grant date fair value of the third tranche of Mr. Krishnaswamy’s 2022 PSU Award for the 2024 Performance Period, based on the probable outcome that the 2024 Performance Goal would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based Stock Unit (“PSUs”) Awards” above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2024:

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that Have Not Vested (2) ($)

Yoko Miyashita:	4/16/2020		667	—	—	$24.40	4/15/2030
	11/25/2020		4,576	—	—	$22.00	6/30/2029
	5/4/2021		2,369	—	—	$22.00	5/3/2031
	5/4/2021	(3)	31,920	—	—	$22.00	5/3/2031
	5/4/2021	(4)	11,970	—	11,970	$22.00	5/3/2031
	5/4/2021	(5)	—	—	23,940	$22.00	5/3/2031
	8/17/2022	(6)						3,921	$6,156	—	$—
	10/6/2022	(6)						1,576	$2,474	—	$—
	10/6/2022	(7)						—	$—	6,283	$9,864
	7/25/2023	(10)						3,409	$5,352	—	$—
	2/28/2024	(11)						6,000	$9,420	—	$—

Suresh Krishnaswamy:	10/27/2021	(4)	—	—	1,641	$165.20	10/26/2031
	10/27/2021	(5)	—	—	3,282	$165.20	10/26/2031
	10/27/2021	(8)	127	29	—	$165.20	10/26/2031
	11/1/2021	(8)	4,019	927	—	$165.20	10/31/2031
	8/17/2022	(9)						1,850	$2,905	—	$—
	10/6/2022	(9)						744	$1,168	—	$—
	10/6/2022	(7)						—	$—	2,468	$3,875
	7/25/2023	(10)						2,272	$3,567	—	$—
	2/28/2024	(11)						4,250	$6,673	—	$—

Peter Lee	8/17/2022	(12)						320	$502	—	$—
	10/6/2022	(12)						129	$203	—	$—

1.
Amount represents the number of securities underlying option awards granted to our NEOs by Legacy Leafly under the 2018 Plan prior to the Business Combination, as converted, upon closing, to options to purchase shares of Leafly Common Stock, using an exchange ratio of 0.3283.
2.
The value is based on the $1.57 closing price of our common stock on Nasdaq on December 31, 2024 multiplied by the number of unvested RSUs and PSUs as of December 31, 2024.
3.
Represents Ms. Miyashita’s time-based option award granted in 2021 under the 2018 Plan. This option vested 25% on August 17, 2021, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Ms. Miyashita’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the award.
4.
Represents the NEO’s Liquidity Event Option granted in 2021 under the 2018 Plan. For Ms. Miyashita, 50% of the options vested in February 2022. Mr. Krishnaswamy’s, and the unvested portion of Ms. Miyashita’s, Liquidity Event Option are eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Liquidity Event Option” above.
5.
Represents the NEO’s Milestone Option, which was granted in 2021 under the 2018 Plan and is eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Milestone Option” above.
6.
Represents Ms. Miyashita’s time-based Annual RSU Award, which was granted in 2022 under the 2021 Plan and is scheduled to vest quarterly in 1/16 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on October 20, 2022.

7.
Represents the NEO’s 2022 PSU Award, which is eligible to vest in 1/3 installments, over three separate Performance Periods, based on achievement of the PSU Performance Goals established for each Performance Period, as described under “— Performance-Based RSU Awards” above. In March 2023, 1/6 of the award vested based upon achievement of one of the performance criteria for 2022 and in January 2024, 1/3 of the award vested based upon the achievement of the performance criterion for 2023. In addition, the remainder of the 2022 PSU Award is eligible to vest if we achieve the PSU Market Cap Milestone on or before February 4, 2026. The number reported for each NEO is based on maximum achievement.
8.
Represents Mr. Krishnaswamy’s time-based option award granted in 2021 under the 2018 Plan. The option vested 25% on September 20, 2022, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Mr. Krishnaswamy’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the option award.
9.
Represents Mr. Krishnaswamy’s New Hire RSU Award, which was granted in 2022 under the 2021 Plan. The New Hire RSU Award vested 25% on October 20, 2022, and thereafter is scheduled to vest quarterly in 1/16 increments on the 20th day of every third month of continuous employment until fully vested.
10.
Represents the NEO’s time-based Annual RSU Award, which was granted in 2023 under the 2021 Plan and is scheduled to vest quarterly in 1/8 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on August 20, 2023.
11.
Represents the NEO’s time-based Annual RSU Award, which was granted in 2024 under the 2021 Plan and is scheduled to vest quarterly in 1/4 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on February 28, 2024.
12.
Represents the NEO’s time-based Annual RSU Award, which was granted in 2022 (while Mr. Lee was a director) under the 2021 Plan and is scheduled to vest annually in 1/3 increments, on the anniversary of the grant date, starting on February 4, 2023.

Potential Payments upon Termination of Employment or Change in Control

Voluntary Resignation or Termination for Cause or Due to Death or Disability

Yoko Miyashita, CEO

The CEO Agreement provides that if Ms. Miyashita voluntarily resigns other than for “Good Reason” or the Company terminates her employment for “Cause” or in the event of her death or “Disability” (each as defined in the CEO Agreement), no further payments would be due to Ms. Miyashita, except that she would be entitled to (i) any amounts of compensation that were earned, accrued or owing but not yet paid and (ii) any benefits accrued or earned under the Company’s benefit plans and programs or to which she is otherwise entitled under applicable law (clause (i) and (ii) collectively, the “Accrued Compensation and Benefits”).

For Ms. Miyashita, “Cause” is defined in the CEO Agreement as any of the following: (a) failure to perform the assigned duties or responsibilities pursuant to the agreement (other than a failure resulting from Disability) after written notice thereof from the Company describing Ms. Miyashita’s failure to perform such duties or responsibilities, and failure by Ms. Miyashita within 30 calendar days from the date of such written notice to remedy such performance failure; (b) engagement in any act of dishonesty, fraud, misrepresentation, embezzlement or other acts that are or would reasonably be expected to be injurious in a material respect to the Company; (c) a violation of any federal or state law or regulation applicable to our business; (d) a breach of any confidentiality agreement or invention assignment agreement between Ms. Miyashita and the Company; (e) conviction of, or entering a plea of nolo contendere to, any crime (other than minor traffic violations) or any act of moral turpitude; (f) continuing gross negligence or gross misconduct after written notice thereof from the Company describing the applicable conduct, and failure to cure, if curable, within 10 calendar days from the date of such written notice to remedy such conduct; or (g) a breach of any material term of the CEO Agreement, the Confidential Information Agreement or any other employment-related agreement between Ms. Miyashita and the Company.

The CEO Agreement defines “Good Reason” as Ms. Miyashita’s resignation within 30 days after the expiration of any Company cure period following the occurrence of one or more of the following, without Ms. Miyashita’s consent: (a) a material reduction of authority, duties or responsibilities; (b) a reduction of more than 10% in base cash compensation as in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (c) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; (d) a material breach by the Company of the CEO Agreement; (e) prior to a Change in Control, Ms. Miyashita no longer serving as a member of the Board of Directors (other than pursuant to voluntary resignation from the Board of Directors); or (f) following a Change in Control, the failure of the Company to obtain the assumption of the material obligations of the CEO Agreement by any successor(s).

“Disability” has the same meaning provided in Treasury Regulation Section 1.409A-3(i)(4)(i).

NEOs Other than CEO

If any NEO, other than Ms. Miyashita, terminates service from the Company for any reason, no further payments would be contractually due to the NEO, except that the NEO would be entitled to payment of Accrued Compensation and Benefits.

Outstanding Equity Awards

If an NEO terminates service from the Company for any reason, other than in connection with a change in control (as defined in the applicable plan), any unvested equity awards would be forfeited immediately. The NEO generally would have 90 days after the date of termination to exercise any vested, unexercised stock options. If the Company terminates an NEO for “cause” (as defined in the applicable plan) any vested, unexercised stock options would expire immediately. If an NEO’s service terminates due to “disability” (as defined in the applicable plan) or death, the NEO would have 12 months and 18 months after the date of termination, respectively, to exercise any vested, unexercised stock options.

Qualifying Termination of NEO – Not in Change in Control Period

Yoko Miyashita, CEO

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” outside of a “Change in Control Period,” she is entitled to the following: (a) cash severance equal to 100% of her annual base salary at the time of such termination, payable over the 12 months following termination and (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months. A Qualifying Termination is defined in the CEO Agreement as a termination by (a) the Company other than for Cause, death or Disability or (b) Ms. Miyashita for “Good Reason,” as defined in the CEO Agreement and summarized above. If there is a Qualifying Termination outside of a Change in Control Period, Ms. Miyashita’s unvested equity awards would be forfeited immediately, and she would have 90 days after her date of termination to exercise any vested, unexercised stock options, after which they would expire. Payment of severance is subject to Ms. Miyashita’s execution and effectiveness of a release of claims and her resignation from the Board.

A “Change in Control” is defined in the 2018 Plan, and a “Change in Control Period” is the period commencing 90 days prior to, and ending 12 months following, the effective date of a Change in Control.

In connection with the Business Combination, the CEO Agreement was amended to provide that any awards that may be received by Ms. Miyashita in the future under the Earn-Out Plan will remain outstanding and eligible to vest following a Qualifying Termination of Ms. Miyashita’s employment.

Peter Lee, COO

Under the COO Severance Agreement, if Mr. Lee is terminated by the Company other than for “Cause” or resigns for “Good Reason,” at a time other than during a “Change of Control Period” (each as defined in the Severance Agreement), subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to the sum of 100% of his (i) annual base salary (exclusive of any other compensation) and (ii) the target bonus each; in effect on his last day of employment payable over the twelve months following his termination; (b) reimbursement for COBRA premiums for coverage up to twelve (12) months, if he were to elect coverage; and (c) accelerated vesting in full of all of his then outstanding, unvested time-based RSU awards.

For Mr. Lee, “Cause” is defined in the COO Severance Agreement as any of the following: (a) failure to perform the assigned duties or responsibilities pursuant to the agreement (other than a failure resulting from Disability) after written notice thereof from the Company describing Mr. Lee’s failure to perform such duties or responsibilities, and failure by Mr. Lee within 30 calendar days from the date of such written notice to remedy such performance failure; (b) engagement in any act of dishonesty, fraud, misrepresentation, embezzlement or other acts that are or would reasonably be expected to be injurious in a material respect to the Company; (c) a violation of any federal or state law or regulation applicable to our business; (d) a breach of any confidentiality agreement or invention assignment agreement between Mr. Lee and the Company; (e) conviction of, or entering a plea of nolo contendere to, any crime (other than minor traffic violations) or any act of moral turpitude; (f) continuing gross negligence or gross misconduct after written notice thereof from the Company describing the applicable conduct, and failure to cure, if curable, within 10 calendar days from the date of such written notice to remedy such conduct; or (g) a breach of any material term of the COO Severance Agreement, the Confidential Information Agreement or any other employment-related agreement between Mr. Lee and the Company.

The COO Severance Agreement defines “Good Reason” as Mr. Lee’s resignation within 30 days after the expiration of any Company cure period following the occurrence of one or more of the following, without Mr. Lee’s consent: (a) a material reduction of authority, duties or responsibilities; (b) a reduction of more than 10% in base cash compensation as in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (c) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; (d) a material breach by the Company of the COO Severance Agreement; (e) prior to a Change in Control, Mr. Lee no longer serving as a member of the Board of Directors (other than pursuant to voluntary resignation from the Board of Directors); or (f) following a Change in Control, the failure of the Company to obtain the assumption of the material obligations of the CEO Agreement by any successor(s).

“Disability” has the same meaning provided in Treasury Regulation Section 1.409A-3(i)(4)(i).

Suresh Krishnaswamy, CFO

Under the Severance Agreement, if Mr. Krishnaswamy is terminated by the Company other than for “Cause” or resigns for “Good Reason,” at a time other than during a “Change of Control Period” (each as defined in the Severance Agreement), subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to 50% of his annual base salary in effect on his last day of employment (exclusive of any other compensation), payable over the six months following his termination and (b) reimbursement for COBRA premiums for coverage up to six (6) months, if he were to elect coverage.

The Severance Agreement uses the same definition of “Cause” as the CEO Agreement, and is set forth above.

The Severance Agreement defines “Good Reason” as Mr. Krishnaswamy’s resignation within thirty days following the expiration of any Company cure period following the occurrence of one or more of the following, without Mr. Krishnaswamy’s consent: (i) a material reduction of authority, duties or responsibilities; (ii) a reduction of more than 10% in base cash compensation in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (iii) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; or (iv) following a “Change in Control,” the failure of the Company to obtain the assumption of the material obligations of the Severance Agreement by any successors. Mr. Krishnaswamy may not resign for Good Reason without first providing the Company with written notice of the alleged grounds for Good Reason within 90 days of the initial existence of such alleged grounds and a cure period of 30 days following the date the Company receives such notice during which such condition must not have been cured.

Under the Severance Agreement, a “Change of Control” is defined in the 2021 Plan, and a “Change of Control Period” is the period commencing on the Company’s public announcement of a proposed Change of Control and ending on the earlier of (i) the 12 month period following the consummation of the proposed Change of Control, or (ii) the Company’s public announcement that the proposed Change of Control will not occur.

Termination of NEO During Change in Control Period

Yoko Miyashita, CEO

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” during a “Change in Control Period,” she is entitled to the following: (a) lump sum cash severance payment equal to the sum of (i) 100% of her annual base salary at the time of such termination, plus (ii) her target annual bonus; (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months; and (c) accelerated vesting of all equity awards in full, and for purposes of determining the number of shares that will vest pursuant to the foregoing with respect to any performance-based equity award, the applicable performance criteria will be deemed to have attained at a 100% level. Ms. Miyashita would have 90 days after such termination to exercise vested, unexercised options, after which they would expire. Payment of severance is subject to Ms. Miyashita’s execution and the effectiveness of a release of claims and her resignation from the Board.

Peter. Lee, COO

Under the COO Severance Agreement, if Mr. Lee is terminated by the Company other than for Cause or resigns for Good Reason during a Change of Control Period (as defined in the COO Severance Agreement), subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to the sum of 100% of his (i) annual base salary (exclusive of any other compensation) and (ii) the target bonus each; in effect on his last day of employment payable over the twelve months following his termination; (b) reimbursement for COBRA premiums for coverage up to twelve (12) months, if he were to elect coverage; and (c) accelerated vesting in full of all of his then outstanding, unvested time-based RSU awards.

Mr. Krishnaswamy, CFO

Under the Severance Agreement, if Mr. Krishnaswamy is terminated by the Company other than for Cause or resigns for Good Reason during a Change of Control Period (as defined in the Severance Agreement), subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to 50% of his annual base salary in effect on his last day of employment (exclusive of any other compensation), payable over the six months following his termination; (b) reimbursement for COBRA premiums for coverage up to six (6) months, if he were to elect coverage; and (c) accelerated vesting in full of all of his then outstanding, unvested time-based RSU and stock option awards. Mr. Krishnaswamy would have 90 days after such termination to exercise vested, unexercised options, after which they would expire.

Equity Awards for NEOs Other than CEO

Our NEO’s unvested Liquidity Event and Milestone Option awards under the 2018 Plan will vest in full if there is a Change in Control, as defined under the 2018 Plan and described above. Any unvested time-based option awards under the 2018 Plan will be forfeited and not vest if there is a termination in connection with a Change in Control. If an NEO, other than our CEO, incurs a termination of service from the Company on or within 6 months of a change in control as defined in the 2021 Plan, any unvested RSU awards under the 2021 Plan will fully vest and be paid in full, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee, unless otherwise provided in the NEO’s award agreement.

Compensation Committee Interlocks and Insider Participation

In 2024, the Company’s Compensation Committee consisted of Andres Nannetti (Chair) and Alan Pickerill. No person who served on the Compensation Committee during the Company’s last completed fiscal year was at any time during fiscal year 2024, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee. Peter Lee served on the Compensation Committee until March 25, 2024. Mr. Lee was appointed as President and Chief Operating Officer of the Company effective May 1, 2024 and served as Merida’s President, Chief Financial Officer and Secretary until the closing of the Business Combination, but did not receive compensation for such service, other than reimbursement for out-of-pocket expenses incurred in connection with activities on Merida’s behalf. Mr. Lee also was engaged as a consultant to the Company in 2023, as described in greater detail below under “Related Person Transactions.”

2024 Director Compensation

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. No individual meeting fees are paid for either Board meetings or committee meetings. We pay or reimburse travel and other expenses incurred by our non-employee directors in attending in-person Board meetings. In 2024, our non-employee directors received grants of RSUs in June 2024, with the June grants vesting in full in June 2025 , subject to each directors’ continued service on the vest date. Effective April 1, 2024, the Board approved adjustments to the annual cash retainers we paid to our non-employee directors for their Board and committee service (Ms. Miyashita and Mr. Lee are not compensated for their roles on the Board).

Until April 1, 2024, we paid our non-employee directors based on the following schedule:

•
an annual $80,000 cash retainer for the Board chair;
•
an annual $50,000 cash retainer for each Board member, other than Board chair;
•
an annual $13,000 cash retainer for the Lead Independent Director (“LID”), if any;
•
an annual cash committee chair retainer for each committee chair (incremental to annual cash retainers for Board chair/members and LID):
o
Audit: $32,500
o
Compensation: $22,500
o
Nominating and Corporate Governance: $17,500
•
an annual cash committee member retainer for each committee member (incremental to annual cash retainers for Board chair/members and LID, but not incremental to annual committee chair retainers):
o
Audit: $22,500
o
Compensation: $14,500
o
Nominating and Corporate Governance: $12,500

After April 1, 2024, we paid our non-employee directors based on the following schedule:

•
an annual $95,000 cash retainer for the Board chair;
•
an annual $65,000 cash retainer for each Board member, other than Board chair;
•
an annual cash committee chair retainer for each committee chair (incremental to annual cash retainers for Board chair/members):
o
Audit: $30,000
o
Compensation: $20,000
o
Nominating and Corporate Governance: $10,000
•
an annual cash committee member retainer for each committee member (incremental to annual cash retainers for Board chair/members, but not incremental to annual committee chair retainers):
o
Audit: $20,000
o
Compensation: $12,500
o
Nominating and Corporate Governance: $7,500

Compensation for our non-employee directors during fiscal year 2024 was as follows:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	All Other Compensation ($)	Total ($)

Michael Blue	$28,022	$ —	$ —	$28,022
Peter Lee	29,952	—	—	29,952
Jeffrey Monat	81,593	10,950	—	92,543
Andres Nannetti	86,538	10,950	—	97,488
Alan Pickerill	133,153	10,950	—	144,103

1.
Alan Pickerill served on our Board since February 4, 2022 and resigned effective April 1, 2025. Michael Blue resigned from our Board effective March 25, 2024 on which date Jeffrey Monat and Andres Nannetti joined our Board. Peter Lee was an independent director until he became Leafly's President and Chief Operating Officer effective May 1, 2024.
2.
Amounts in this column represent the grant date fair value of the RSUs granted to our non-employee directors in 2022, calculated in accordance with ASC Topic 718. See Note 13, “Equity Incentive and Other Plans” to our consolidated financial statements filed with this Annual Report on Form 10-K for the year ended December 31, 2024. Each director was awarded RSUs on June 1, 2024, which are scheduled to vest on July 1, 2025. As of December 31, 2024, each of Messrs. Pickerill, Monat and Nannetti held 7,500 nonvested RSUs.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our Principal Executive Officer (the “PEO”) and our other named executive officers (collectively, the “Non-PEO NEOs”). The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Compensation Actually Paid to Non-PEO NEO” have been calculated in a manner prescribed by the SEC rules and do not necessarily align with how we or the compensation committee views the link between our performance and pay of our named executive officers. The footnotes below set forth the adjustments from the total compensation for each of our NEOs reported in the Summary Compensation Table above. As permitted under the rules applicable to smaller reporting companies, we are not including a peer group total shareholder return or company-selected measure, as contemplated under Item 402(v) of Regulation S-K.

The following table sets forth additional compensation information of our PEO and Non-PEO NEO, along with net income (loss) results for the years ended December 31, 2024 and 2023:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Net Income (Loss)

2024	$564,519	$446,887	$481,987	$447,220	-63%	$(5,747,000)
2023	$639,959	$419,891	$533,665	$418,944	-67%	$(9,498,000)

1.
Represents the reported Summary Compensation Total for Yoko Miyashita, the Company's Principal Executive Officer.
2.
2024 amount represents the average of the reported Summary Compensation Totals for Peter Lee and Suresh Krishnaswamy, the Company's Chief Operating Officer and Chief Financial Officer, respectively. 2023 amount represents the reported Summary Compensation Total for Suresh Krishnaswamy.
3.
The dollar amounts reported below represent the adjustments to the Summary Compensation Table amounts for the purposes of calculating the amount of “compensation actually paid” to our PEO and Non-PEO NEO as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year.

	Stock Awards as Reported in Compensation Table	Fair Value of Awards Granted and Oustanding at the End of Year	Change in Fair Value of Awards Granted in Prior Years and Oustanding at the End of Year	Vest Date Fair Value of Awards Granted in Prior Years and Vesting in Year	Fair Value Change for Awards Granted in Prior Years and Vesting in Year	Adjusted Stock Awards

PEO 2024	$(87,373)	$15,995	$(49,209)	$38,640	$(35,675)	$(117,622)
NEO 2024	$(57,803)	$9,257	$(23,762)	$27,370	$(24,594)	$(69,532)
PEO 2023	$(210,394)	$134,925	$(157,267)	$40,346	$27,678	$(164,712)
NEO 2023	$(133,592)	$84,435	$(76,531)	$28,221	$(17,253)	$(114,720)

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our Company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

We granted RSUs to executives and other employees during the first quarter of 2024. We did not grant any stock options or similar awards in 2024. If we grant any stock options or equity awards on a go forward basis, we will ensure that such grants are made at least four business days before or after the filing of our annual report on Form 10-K for such recently completed fiscal year (with the first day being the filing date), any quarterly report on Form 10-Q or the filing or furnishing of any current report on Form 8-K that discloses material nonpublic information (other than a current report on Form 8-K disclosing a material new option award grant under Item 5.02(e) of that form).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions Policy

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction or arrangement, or any series of transactions or arrangements in which the Company (or its direct and indirect subsidiaries and controlled entities) is to be a participant, whether or not the Company is a party, and a related party has a direct or indirect material interest in such transaction (unless clearly incidental in nature or it is determined in accordance with the related person transaction policy that such interest is immaterial in nature such that further review is not warranted), including without limitation sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or provided, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Company of an immediate family member of a related person or a change in the terms or conditions of employment of such an individual that is material to such individual.

In reviewing and approving any such transactions, the Audit Committee is tasked, in light of the relevant facts and circumstances whether the transaction is in, or not inconsistent with, the best interests of the Company, including, but not limited to, the position or relationship of the related person with the Company, materiality of the transaction, business purpose for and rationale of the transaction, whether the transaction is on terms comparable to those available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons, whether the transaction is in the ordinary course of business, the effect of the transaction on the Company’s business and operations, potential for a conflict of interest, and overall fairness. All such approved transactions must be reviewed and approved or ratified by the Audit Committee, taking into account the foregoing considerations, during the next meeting of the Audit Committee, or sooner if determined to be necessary by the Company’s legal counsel.

Related Person Transactions

Merida Related Person Transactions

Sponsor Shares

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and the Sponsor entered into an agreement (the “Sponsor Agreement”), which provided that (a) at the Closing, a number of Sponsor Shares equal to the quotient of (i) the amount by which certain unpaid expenses incurred by or on behalf of Merida (the “Outstanding Merida Expenses”) exceed $6.5 million, divided by (ii) $10.00 (such shares, the “Forfeited Shares”), will be forfeited by the Sponsor and canceled by Merida, (b) the parties will enter into an amendment to the existing Stock Escrow Agreement (“Stock Escrow Amendment”) providing for the forfeiture and cancellation of the Forfeited Shares and the escrow of all remaining Sponsor Shares until certain earn-out conditions are met, and (c) the Sponsor Shares will be subject to transfer restrictions for a period of 180 days following the completion of the Business Combination.

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and the Sponsor entered into the Stock Escrow Amendment which provides that, following the Closing, after giving effect to the forfeiture of the Forfeited Shares, fifty percent of the remaining Sponsor Shares (the “Net Sponsor Shares”) were or will be released from escrow as follows: (a) fifty percent of the Net Sponsor Shares were released from escrow on the Closing Date due to the satisfaction of the Minimum Cash Condition, (b) twenty-five percent of the Net Sponsor Shares will be released from escrow upon the occurrence of the First Price Triggering Event, (c) all of the Sponsor Shares then held in escrow will be released from escrow upon the occurrence of the Second Price Triggering Event, and (d) if a Change of Control that will result in the holders of common stock receiving a per share price equal to or in excess of the applicable per share price required in connection with the First Price Triggering Event or the Second Price Triggering Event occurs at a time when

Sponsor Shares are held in escrow, then immediately prior to the consummation of such Change of Control (i) the applicable triggering event that has not previously occurred shall be deemed to have occurred and (ii) the applicable Net Sponsor Shares will be released from escrow. On the business day following the end of the Second Earn-Out Period, all Sponsor Shares not released from escrow will be forfeited and canceled.

Promissory Notes — Related Party

On June 25, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Promissory Note, which was also the largest aggregate amount of principal outstanding under the Promissory Note. The Promissory Note was non-interest bearing and payable prior to the consummation of a Business Combination. The $400,000 that remained outstanding under the Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2023.

On October 13, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Second Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Second Promissory Note, which was also the largest aggregate amount of principal outstanding under the Second Promissory Note. The Second Promissory Note was non-interest bearing and payable prior to the consummation of a Business Combination. The $400,000 that remained outstanding under the Second Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2023.

Registration Rights

At the closing of the Business Combination, the Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), with the registration rights holders. Pursuant to the terms of the Registration Rights Agreement, (a) any (i) outstanding share of common stock or any Private Warrants, and (ii) shares of common stock issued as Earn-Out Shares to shareholders of Legacy Leafly that received shares of common stock in the Business Combination or issuable as Earn-Out Shares pursuant to the Earn-Out Plan and (b) any other equity security of the Company issued or issuable with respect to any such share of common stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, will be entitled to registration rights. Certain of the shareholders of Legacy Leafly that received shares of common stock in the Business Combination that are party to the Registration Rights Agreement, including Ms. Miyashita, our CEO, Michael Blue, our former director and Board chair and a holder of more than 5% of Leafly’s common stock, are related parties.

Pursuant to the terms of the Registration Rights Agreement, we previously filed registration statements, registering the resale of the registration rights holders’ shares. The Sponsor, EBC, and their transferees may demand not more than three demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Leafly holders may demand not more than six demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Company will not be obligated to participate in more than four demand registrations or shelf underwritten offerings, in any twelve-month period. The Company has borne and will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement.

Other

Effective September 1, 2023, the Company entered into a consulting agreement with Peter Lee, at that time a member of the Company’s Board of Directors and currently President and Chief Operating Officer and a Board Members, at a rate of $30,000 per month for an initial term of two months, extendable for a second term of two months, for a total maximum term of four months. Under the agreement, Mr. Lee was providing the Company with certain consultancy services related to the Company’s business strategies. During the year ended December 31, 2023, Mr. Lee earned $120,000 under the agreement and, at December 31, 2023, the Company owed $90,000 to Mr. Lee, which was included in accrued expenses and other current liabilities on Leafly’s consolidated balance sheet at December 31, 2023 and was repaid during the year ended December 31, 2024. Mr. Lee was appointed the Company’s President and Chief Operating Officer effective May 1, 2024.

Fees Paid to Independent Registered Public Accounting Firm

Our Audit Committee appointed Marcum as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024. The following table presents fees for professional services rendered by Marcum to us for the years ended December 31, 2024 and 2023, respectively:

	2024	2023

Audit Fees	$565,000	$550,000
Audit related fees	60,000	78,500
Total fees	$625,000	$628,500

The audit related fees are related to work performed in connection with registration statements, such as due diligence procedure and issuance of comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All fees for 2024 and 2023 were pre-approved by Leafly’s Audit Committee pursuant to the Company’s prior approval procedures.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Members of the Audit Committee

Andres Nannetti

Jeffrey Monat

The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information about the beneficial ownership of our common stock, that is owned as of March 19, 2025 by:

•
each person known to us to be the beneficial owner of more than 5% of outstanding common stock;
•
each of our 2024 NEOs and directors; and
•
all of our executive officers (our 2024 NEOs) and directors as a group.

We have determined beneficial ownership for the purposes of the following table in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, we believe the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned shares of common stock and warrants.

We based our calculation of the percentage of beneficial ownership on 3,128,490 shares of our common stock outstanding as of March 19, 2025. In computing the number of shares of common stock beneficially owned by a person and such person’s percentage of ownership of all outstanding shares, we deemed as owned and outstanding for such person those shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 19, 2025 and RSUs held by that person that will vest within 60 days of March 19, 2025. We, however, did not deem such shares as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock

5% Stockholders:
Tenor Capital Management Company, L.P. (2)	286,595	9.2%
Michael Blue (3)	155,142	5.0%
Executive Officers and Directors of the Company:
Yoko Miyashita (4)	108,170	3.4%
Peter Lee (5)	37,105	1.2%
Suresh Krishnaswamy (6)	42,504	1.4%
Jeffrey Monat (7)	12,198	*
Andres Nannetti (8)	9,400	*
Alan Pickerill (9)	8,759	*
All directors and executive officers as a group (6 individuals) (10)	218,136	6.8%

* Indicates less than 1 percent.

1.
Unless otherwise indicated, the business address of each of the individuals is c/o Leafly Holdings, Inc., 600 First Avenue, Suite 330 PMB 88154, Seattle, WA 98104-2246.
2.
Based on the Schedule 13G filed by Tenor Capital Management Company, L.P. The address for Tenor Capital Management Company, L.P. is 810 Seventh Avenue, Suite 1905, New York, NY 10019 on February 14, 2025.
3.
Includes 25,000 shares of common stock held by Jamestown 2021 Trust, for which JP Morgan Trust Company of Delaware is the trustee, but Mr. Blue exercises voting and investment power.
4.
Includes (i) 53,009 shares of common stock, (ii) 52,671 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of March 19, 2025, and (iii) 2,490 shares of common stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of March 19, 2025.
5.
Includes 16,371 shares of common stock issuable on exercise of 327,410 warrants to purchase common stock for $230 per share.
6.
Includes (i) 34,168 shares of common stock, (ii) 4,571 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of March 19, 2025, and (iii) 1,785 shares of common stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of March 19, 2025.
7.
Includes 7,211 shares of Common Stock issuable on exercise of 144,209 warrants to purchase Common Stock for $230 per share.
8.
Includes 5,847 shares of Common Stock issuable on exercise of 116,927 warrants to purchase Common Stock for $230 per share.
9.
Mr. Pickerill resigned from Leafly's Board on April 1, 2025.
10.
Includes (i) 57,242 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of March 19, 2025, (ii) 4,275 shares of common stock subject to RSUs that are scheduled to vest within 60 days of March 19, 2025, and iii) 29,439 common shares issuable on exercise of 588,546 warrants to purchase common stock.

Equity Compensation Plan Information

As of December 31, 2024, Leafly had the following equity compensation plans under which equity securities of the registrant were authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted-average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)

Equity compensation plans approved by security holders (1)	226,130	$20.47	423,323

Equity compensation plans not approved by security holders	—	—	—

Total	226,130	$20.47	423,323

1.
Includes the 2018 Plan, 2021 Plan, 2021 ESPP and Earn-Out Plan. Effective February 1, 2025, the Company terminated the 2021 ESPP. The ESPP was terminated effective February 1, 2025.
2.
Represents 114,923 and 24 shares issuable under outstanding stock options under the 2018 Plan and 2021 Plan, respectively, and 111,183 unvested RSUs and PSUs granted under the 2021 Plan.
3.
Weighted-average exercise price is based solely on outstanding stock options; the unvested RSUs and PSUs do not have exercise prices.
4.
Represents 45,312 shares issuable under the 2021 Plan, 45,630 shares issuable under the ESPP, 303,835 shares issuable under the 2018 Plan and 28,546 shares issuable under the Earn-Out Plan, as of December 31, 2024. Annually, during the terms of the 2021 Plan, commencing on January 1, 2023 and ending on (and including) January 1, 2031, the number of shares of common stock available for future issuance under each plan automatically increases in accordance with the terms of the applicable plans, such that the number of shares of common stock under the 2021 Plan automatically increases on each January 1 by the lesser of (i) 10% of the fully diluted shares of common stock outstanding as of the last day of the preceding fiscal year and (ii) 225,124 shares (as may otherwise be adjusted pursuant to the terms of the 2021 Plan).

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.

The Company is not submitting a proposal to shareholders with respect to advisory approval of executive compensation or the frequency of votes for approval of executive compensation because if Proposal No. 3 is approved, such requirements would no longer be applicable to the Company.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than the close of business on December 22, 2025. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials.

Additionally, our bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2026 annual meeting of stockholders, any notification must be made no earlier than January 28, 2026 and no later than February 27, 2026. For purposes of nominating a director, if the date of the meeting is more than 45 days before or after such anniversary date, then notice must be received not earlier than the opening of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. For purposes of bringing any other business before the stockholders at an annual meeting, if the date of the meeting is more than 30 days before or more than 60 days after such anniversary date, then notice must be received not earlier than the close of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nomination, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting of stockholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with our bylaws, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

AVAILABLE INFORMATION

Upon written request we will mail, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits and any exhibit specifically requested. Requests should be sent to:

Leafly Holdings, Inc.

Attention: Kathleen Mullaney

Assistant Secretary

Leafly Holdings, Inc.,

600 1st Ave, Suite 330, PMB 88154,

Seattle, WA 98104-2205

Email: kathleen.mullaney@leafly.com

The annual report is also available on our investor relations website, which is located at https://investor.leafly.com. References to website addresses in this proxy statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this proxy statement.

ANNEX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

LEAFLY HOLDINGS, INC.

(a Delaware corporation)

LEAFLY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Leafly Holdings, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (“Secretary”) on June 20, 2019. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary on February 4, 2022, and amended by certificate of amendment filed with the Secretary on September 8, 2023 (as amended, the “Second Amended Certificate of Incorporation”).

SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation, have approved the amendments to the Second Amended Certificate of Incorporation set forth in this Certificate of Amendment.

THIRD: Pursuant to Section 242 of the DGCL, Article I, Section 1.1 of the Second Amended Certificate of Incorporation is amended and restated as follows:

Section 1.1.Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [ ] shares, consisting of (a) 5,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

FOURTH: Pursuant to Section 242 of the DGCL, Article IV, Section 1.3 of the Second Amended Certificate of Incorporation is hereby amended by adding to the end of such section the following:

(f) Effective at 12:01 a.m. Eastern Time (the “Amendment No. 2 Effective Time”) on [●], 2025, every [      ] ([      ]) issued and outstanding shares of common stock, par value $0.0001 (“Common Stock”) of the Corporation will be combined into and automatically become one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation (the “2025 Reverse Stock Split”) and the authorized shares of the Corporation shall remain as set forth in the Second Amended Certificate of Incorporation. No fractional share shall be issued in connection with the 2025 Reverse Stock Split. All shares of Common Stock that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the 2025 Reverse Stock Split, such holder shall be entitled to receive a cash amount equal to [$[ ] per share, the value of such fractional shared based on [the closing price of the Common Stock on the OTC Pink Sheets on effective date of the 2025 Reverse Stock Split].

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [ ] day of [ ], 2025.

LEAFLY HOLDINGS, INC.

By:

Name: Yoko Miyashita

Title: Chief Executive Officer

SCAN TO

VIEW MATERIALS & VOTE

LEAFLY HOLDINGS, INC.

600 1ST AVENUE, STE 330

PMB 88154

SEATTLE, WA 98104-2205

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LFLY2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by

11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V71632-P31928

LEAFLY HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Director

For

Withhold

Nominee:

1a. Yoko Miyashita

For

Against

Abstain

The Board of Directors recommends you vote FOR the following proposals:

2. Approve an amendment to the Company s Second Amended and Restated Certificate of Incorporation to change the Company s name to Leafly.com Holdings, Inc.

3. Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the outstanding shares of the Company's common stock by a ratio range of 1 for 200 to 1 for 500, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion, and (ii) a reduction in the authorized stock of the Company.

4. To approve one or more adjournments of the Annual Meeting, on an advisory basis.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V71633-P31928

LEAFLY HOLDINGS, INC.

Annual Meeting of Stockholders

May 28, 2025 9:00 AM Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Yoko Miyashita and Peter Lee, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LEAFLY HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on May 28, 2025, virtually at www.virtualshareholdermeeting.com/LFLY2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side